UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 03006

John Hancock Bond Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	May 31
Date of reporting period:	May 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS

The Registrant prepared the following 5 annual reports to shareholders for the period ended May 31, 2022:

•Government Income Fund

•Investment Grade Bond Fund

•High Yield Fund

•ESG Core Bond Fund

•Short Duration Bond Fund

Annual report
John Hancock
Government Income Fund
Fixed income
May 31, 2022

A message to shareholders
Dear shareholder,
The bond market declined for the 12 months ended May 31, 2022, reflecting a broad rise in bond yields. A recovering and growing economy, combined with supply chain shortages and increased government spending, led to the inflation rate surging to a 40-year high. To combat rising inflationary pressures, the U.S. Federal Reserve (Fed) began raising short-term interest rates in March 2022, which pushed bond yields higher and prices lower. Furthermore, the conflict between Russia and Ukraine, which created significant geopolitical and economic uncertainty, led to heightened volatility in the bond market. Although bond yields rose across the board, short-term bond yields increased the most, reflecting the Fed’s interest-rate hikes and expectations for more going forward.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Government Income Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
15	Financial statements
18	Financial highlights
22	Notes to financial statements
32	Report of independent registered public accounting firm
33	Tax information
34	Statement regarding liquidity risk management
36	Trustees and Officers
40	More information
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2022 (%)

The Bloomberg U.S. Government Bond Index tracks the performance of U.S. Treasury and government agency bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Inflation rose steadily as the reporting period progressed
The U.S. Federal Reserve (Fed), after initially stating that higher inflation was transitory, ultimately responded to price pressures by ending its stimulative quantitative easing program and raising short-term interest rates.
The fund’s benchmark, the Bloomberg U.S. Government Bond Index, posted a loss
The shift in Fed policy caused yields to rise sharply as prices fell.
The fund underperformed the index
An overweight position in agency mortgage-backed securities was the largest detractor.
PORTFOLIO COMPOSITION AS OF 5/31/2022 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	3

QUALITY COMPOSITION AS OF 5/31/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-22 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2022?
Bonds experienced significant headwinds over the period, ending a long, multi-year stretch of positive performance. The market held up well though most of 2021 despite rising inflation, largely as a result of the U.S. Federal Reserve’s (Fed’s) stance that the price pressures were transitory. The environment grew more challenging in November, when the Fed was compelled to shift its policy as it became apparent that inflation was becoming entrenched. The Fed announced that it would taper quantitative easing (QE) and begin to raise interest rates in 2022. It subsequently raised rates by a quarter point in March 2022 and by another half point in May. As the reporting period drew to a close, market prices reflected expectations that the Fed would raise interest rates several more times before the end of 2022.
In combination, these developments weighed heavily on bond market performance. U.S. Treasury yields rose sharply as prices fell and the yield curve flattened considerably as a result of these shifts. Agency mortgage-backed securities (MBS) lagged Treasuries, reflecting the combination of rising rates and expectations that the end of QE would have an adverse effect on supply-and-demand dynamics.
What elements of the fund’s positioning helped and hurt results?
Consistent with the broader environment, the fund had a negative absolute return. It finished behind its benchmark with the majority of the shortfall stemming from asset allocation. While the benchmark consists almost entirely of U.S. Treasuries, we sought to diversify a sizable portion of the portfolio into MBS. In addition, we held smaller positions in asset-backed securities and commercial mortgage-backed securities (CMBS) backed by the U.S. government. We believed that these areas, in addition to providing a source of diversification, offered a yield advantage that created an attractive risk/return profile relative to Treasuries. Since these categories lagged over the period, this aspect of the fund’s positioning weighed on results.
On the other hand, we added value from yield curve positioning thanks to the fund’s shorter duration (lower interest-rate sensitivity) and underweight in two-year issues.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	5

What were some key aspects of your portfolio activity?
We made a number of changes over the course of the year. The most notable shift was our decision to reduce the portfolio’s weighting in agency MBS in the first half of the period in response to both unattractive valuations and the potential for a shift in Fed policy. We also reduced the fund’s weighting in nonagency MBS and CMBS. We largely redeployed the proceeds of these sales into U.S. Treasuries.
Can you tell us about a recent addition to the management team?
Effective March 31, 2022, Connor Minnaar, CFA, was added to the team.
MANAGED BY

Howard C. Greene, CFA
Jeffrey N. Given, CFA
Connor Minnaar, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 5-31-22	as of 5-31-22
Class A	-11.84	-0.73	0.31	-3.62	3.14	1.81	1.81
Class C	-9.70	-0.71	-0.08	-3.50	-0.81	1.15	1.15
Class I1,2	-7.91	0.29	0.85	1.47	8.86	2.15	2.14
Class R6[1,2]	-7.72	0.39	0.87	1.94	9.08	2.25	2.24
Index††	-7.45	0.91	1.09	4.61	11.42	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6
Gross (%)	1.01	1.76	0.76	0.65
Net (%)	0.98	1.75	0.75	0.64
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Government Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Government Bond Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	5-31-12	9,919	9,919	11,142
Class I1,2	5-31-12	10,886	10,886	11,142
Class R6[1,2]	5-31-12	10,908	10,908	11,142
The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Bloomberg U.S. Government Bond Index tracks the performance of U.S. Treasury and government agency bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class I and Class R6 shares were first offered on 9-9-16 and 8-30-17, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectus.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2021	Ending value on 5-31-2022	Expenses paid during period ended 5-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$911.70	$4.67	0.98%
	Hypothetical example	1,000.00	1,020.00	4.94	0.98%
Class C	Actual expenses/actual returns	1,000.00	908.20	8.18	1.72%
	Hypothetical example	1,000.00	1,016.40	8.65	1.72%
Class I	Actual expenses/actual returns	1,000.00	912.90	3.43	0.72%
	Hypothetical example	1,000.00	1,021.30	3.63	0.72%
Class R6	Actual expenses/actual returns	1,000.00	913.40	2.91	0.61%
	Hypothetical example	1,000.00	1,021.90	3.07	0.61%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-22
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 93.9%				$214,324,463
(Cost $217,967,354)
U.S. Government 61.9%				141,364,803
U.S. Treasury
Bond	2.875	05-15-52	19,265,000	18,536,542
Bond	3.250	05-15-42	20,260,000	20,193,522
Note	0.125	12-31-22	2,000,000	1,981,953
Note	2.250	03-31-24	18,400,000	18,321,656
Note	2.625	04-15-25	23,500,000	23,435,742
Note	2.625	05-31-27	25,500,000	25,270,898
Note	2.875	04-30-29	26,500,000	26,487,580
Note	2.875	05-15-32	7,128,000	7,136,910
U.S. Government Agency 32.0%				72,959,660
Federal Home Loan Bank
Note	1.125	02-25-28	3,000,000	2,731,704
Note	1.200	12-27-24	5,000,000	4,843,419
Note	1.500	02-18-25	2,000,000	1,931,692
Note	1.600	12-17-26	5,000,000	4,747,237
Note	1.610	12-30-26	3,000,000	2,859,289
Note	2.200	02-28-25	3,000,000	2,959,282
Note	2.750	03-25-27	3,400,000	3,330,133
Note	3.500	05-19-25	4,000,000	4,009,376
Note	4.000	05-26-27	1,490,000	1,497,656
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	04-01-43	600,774	586,301
30 Yr Pass Thru	3.500	12-01-44	1,759,896	1,765,198
30 Yr Pass Thru	3.500	02-01-47	558,763	559,399
30 Yr Pass Thru	3.500	06-01-49	533,325	528,359
30 Yr Pass Thru	3.500	03-01-52	279,629	276,479
30 Yr Pass Thru	4.000	12-01-40	312,123	319,840
30 Yr Pass Thru	4.000	01-01-41	386,926	396,492
30 Yr Pass Thru	4.000	01-01-41	337,290	345,711
30 Yr Pass Thru	4.000	11-01-43	662,118	679,747
30 Yr Pass Thru	4.000	12-01-46	497,347	507,325
30 Yr Pass Thru	4.000	06-01-47	494,279	502,805
Federal National Mortgage Association
15 Yr Pass Thru	3.000	03-01-28	540,710	541,252
30 Yr Pass Thru	2.000	10-01-50	1,241,456	1,110,328
30 Yr Pass Thru	2.500	07-01-50	558,001	520,412
30 Yr Pass Thru	2.500	08-01-50	2,543,917	2,368,575
30 Yr Pass Thru	2.500	09-01-50	1,030,777	959,327
30 Yr Pass Thru	2.500	09-01-50	2,747,962	2,558,555
30 Yr Pass Thru	2.500	10-01-50	972,601	909,515
30 Yr Pass Thru	2.500	10-01-50	1,874,583	1,737,759
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	11

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	10-01-49	1,287,232	$1,237,564
30 Yr Pass Thru	3.000	11-01-49	1,098,195	1,055,820
30 Yr Pass Thru	3.500	07-01-43	1,046,550	1,048,824
30 Yr Pass Thru	3.500	03-01-44	480,810	481,403
30 Yr Pass Thru	3.500	01-01-45	2,052,950	2,059,335
30 Yr Pass Thru	3.500	04-01-45	1,806,118	1,806,656
30 Yr Pass Thru	3.500	05-01-48	709,350	704,906
30 Yr Pass Thru	3.500	06-01-49	626,672	623,138
30 Yr Pass Thru	3.500	03-01-52	2,544,703	2,529,756
30 Yr Pass Thru	4.000	09-01-40	858,723	879,003
30 Yr Pass Thru	4.000	12-01-40	576,381	589,985
30 Yr Pass Thru	4.000	09-01-41	687,697	704,250
30 Yr Pass Thru	4.000	10-01-41	720,141	737,499
30 Yr Pass Thru	4.000	01-01-42	365,085	373,865
30 Yr Pass Thru	4.000	07-01-42	972,631	997,988
30 Yr Pass Thru	4.000	11-01-42	1,590,991	1,627,252
30 Yr Pass Thru	4.000	11-01-43	1,509,126	1,547,055
30 Yr Pass Thru	4.000	12-01-43	660,810	677,419
30 Yr Pass Thru	4.000	06-01-49	2,460,892	2,501,208
30 Yr Pass Thru	4.500	08-01-40	609,617	636,889
30 Yr Pass Thru	4.500	06-01-41	1,254,178	1,312,469
30 Yr Pass Thru	4.500	07-01-41	1,149,435	1,202,858
30 Yr Pass Thru	4.500	11-01-41	209,258	218,893
30 Yr Pass Thru	4.500	02-01-42	631,069	660,399

30 Yr Pass Thru	4.500	04-01-48	639,193	662,059
Collateralized mortgage obligations 5.5%				$12,567,893
(Cost $16,190,548)
Commercial and residential 1.4%				3,205,824
Citigroup Mortgage Loan Trust, Inc.
Series 2018-RP1, Class A1 (A)(B)	3.000	09-25-64	692,222	682,749
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.435	08-15-45	1,137,422	11
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (A)	1.431	07-05-32	4,460,579	45
Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA (B)	3.500	08-25-57	1,091,081	1,093,310
Series 2019-1, Class MA	3.500	07-25-58	845,621	846,462
Towd Point Mortgage Trust
Series 2017-1, Class A1 (A)(B)	2.750	10-25-56	24,039	23,945
Series 2017-2, Class A1 (A)(B)	2.750	04-25-57	18,802	18,739
Series 2017-3, Class A1 (A)(B)	2.750	07-25-57	336,126	334,331
Series 2017-5, Class A1 (1 month LIBOR + 0.600%) (A)(C)	1.606	02-25-57	208,172	206,232
12	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency 4.1%				$9,362,069
Federal Home Loan Mortgage Corp.
Series 4083, Class PB	3.500	09-15-41	942,676	951,998
Series 4459, Class CA	5.000	12-15-34	44,685	46,435
Series K022, Class X1 IO	1.136	07-25-22	5,155,956	2,867
Series K026, Class X1 IO	0.916	11-25-22	3,872,464	9,243
Series K030, Class X1 IO	0.257	04-25-23	42,424,186	47,549
Series K032, Class A1	3.016	02-25-23	134,810	135,173
Series K038, Class X1 IO	1.090	03-25-24	6,296,642	104,243
Series K048, Class X1 IO	0.226	06-25-25	4,849,998	30,782
Series K050, Class X1 IO	0.308	08-25-25	69,973,895	625,007
Series K053, Class X1 IO	0.880	12-25-25	26,996,163	707,777
Series K054, Class X1 IO	1.160	01-25-26	20,908,774	739,905
Series K720, Class X1 IO	0.652	08-25-22	4,860,044	5
Series K722, Class X1 IO	1.314	03-25-23	19,970,257	116,918
Series K725, Class A1	2.666	05-25-23	348,266	348,092
Series KSMC, Class A2	2.615	01-25-23	2,000,000	2,003,812
Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	20,352	20,566
Series 2014-44, Class DA	3.000	07-25-36	775,282	759,325
Series 2014-49, Class CA	3.000	08-25-44	464,256	455,107
Government National Mortgage Association
Series 2012-114, Class IO	0.659	01-16-53	775,771	14,228
Series 2013-30, Class A	1.500	05-16-42	84,625	83,828
Series 2015-7, Class IO	0.525	01-16-57	5,888,279	157,294
Series 2017-109, Class IO	0.289	04-16-57	1,024,739	24,785
Series 2017-124, Class IO	0.608	01-16-59	840,976	29,511
Series 2017-140, Class IO	0.489	02-16-59	615,566	22,987
Series 2017-20, Class IO	0.611	12-16-58	1,958,062	65,125
Series 2017-41, Class IO	0.626	07-16-58	1,146,485	40,215
Series 2017-46, Class IO	0.645	11-16-57	1,305,870	52,898
Series 2017-54, Class IO	0.647	12-16-58	6,262,349	277,539
Series 2017-61, Class IO	0.769	05-16-59	793,754	35,034
Series 2017-74, Class IO	0.488	09-16-58	1,458,773	42,027
Series 2017-89, Class IO	0.558	07-16-59	1,344,043	53,272
Series 2018-114, Class IO	0.710	04-16-60	780,582	36,411
Series 2018-68, Class A	2.850	04-16-50	224,393	222,157
Series 2018-9, Class IO	0.460	01-16-60	1,286,596	50,650
Series 2020-118, Class IO	0.900	06-16-62	2,555,366	179,738
Series 2020-119, Class IO	0.633	08-16-62	1,286,017	73,879
Series 2020-120, Class IO	0.769	05-16-62	3,376,417	225,889
Series 2020-137, Class IO	0.793	09-16-62	2,320,191	149,733
Series 2020-170, Class IO	0.821	11-16-62	2,854,331	201,645
Series 2021-40, Class IO	0.822	02-16-63	803,646	57,183

Series 2022-53, Class IO	0.713	06-16-64	2,485,837	161,237
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	13

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities 0.2%				$566,884
(Cost $566,804)
Asset backed securities 0.2%				566,884
Pennsylvania Higher Education Assistance Agency
Series 2006-2, Class A3 (3 month LIBOR + 0.130%) (C)	1.314	10-25-36	573,583	566,884

	Yield (%)	Shares	Value
Short-term investments 0.2%			$414,127
(Cost $414,115)
Short-term funds 0.2%			414,127
John Hancock Collateral Trust (D)	0.8437(E)	41,418	414,127

Total investments (Cost $235,138,821) 99.8%	$227,873,367
Other assets and liabilities, net 0.2%	387,004
Total net assets 100.0%	$228,260,371

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(E)	The rate shown is the annualized seven-day yield as of 5-31-22.
At 5-31-22, the aggregate cost of investments for federal income tax purposes was $235,585,957. Net unrealized depreciation aggregated to $7,712,590, of which $648,709 related to gross unrealized appreciation and $8,361,299 related to gross unrealized depreciation.
14	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-22

Assets
Unaffiliated investments, at value (Cost $234,724,706)	$227,459,240
Affiliated investments, at value (Cost $414,115)	414,127
Total investments, at value (Cost $235,138,821)	227,873,367
Interest receivable	712,923
Receivable for fund shares sold	127,622
Receivable for investments sold	25,478,418
Other assets	43,892
Total assets	254,236,222
Liabilities
Due to custodian	282,980
Distributions payable	16,873
Payable for investments purchased	25,286,673
Payable for fund shares repurchased	256,771
Payable to affiliates
Investment management fees	2,215
Accounting and legal services fees	10,662
Transfer agent fees	19,266
Distribution and service fees	1,698
Trustees’ fees	66
Other liabilities and accrued expenses	98,647
Total liabilities	25,975,851
Net assets	$228,260,371
Net assets consist of
Paid-in capital	$263,603,390
Total distributable earnings (loss)	(35,343,019)
Net assets	$228,260,371

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($188,469,074 ÷ 21,839,192 shares)[1]	$8.63
Class C ($1,992,195 ÷ 231,100 shares)[1]	$8.62
Class I ($8,866,831 ÷ 1,026,570 shares)	$8.64
Class R6 ($28,932,271 ÷ 3,350,383 shares)	$8.64
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$8.99

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	15

STATEMENT OF OPERATIONS For the year ended 5-31-22

Investment income
Interest	$5,316,666
Dividends from affiliated investments	10,037
Securities lending	1,584
Total investment income	5,328,287
Expenses
Investment management fees	1,401,570
Distribution and service fees	566,581
Accounting and legal services fees	37,078
Transfer agent fees	263,324
Trustees’ fees	4,115
Custodian fees	33,366
State registration fees	81,255
Printing and postage	17,499
Professional fees	77,270
Other	24,157
Total expenses	2,506,215
Less expense reductions	(42,791)
Net expenses	2,463,424
Net investment income	2,864,863
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(19,647,072)
Affiliated investments	(3,345)
Capital gain distributions received from affiliated investments	2,222
Futures contracts	(51,518)
(19,699,713)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(4,119,249)
Affiliated investments	(188)
Futures contracts	(5,542)
(4,124,979)
Net realized and unrealized loss	(23,824,692)
Decrease in net assets from operations	$(20,959,829)
16	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-22	Year ended 5-31-21
Increase (decrease) in net assets
From operations
Net investment income	$2,864,863	$2,642,443
Net realized gain (loss)	(19,699,713)	5,528,078
Change in net unrealized appreciation (depreciation)	(4,124,979)	(21,194,464)
Decrease in net assets resulting from operations	(20,959,829)	(13,023,943)
Distributions to shareholders
From earnings
Class A	(3,245,757)	(3,102,435)
Class B	—	(165)[1]
Class C	(22,912)	(29,371)
Class I	(195,358)	(255,548)
Class R6	(662,789)	(701,058)
Total distributions	(4,126,816)	(4,088,577)
From fund share transactions	(31,666,490)	(15,098,498)
Total decrease	(56,753,135)	(32,211,018)
Net assets
Beginning of year	285,013,506	317,224,524
End of year	$228,260,371	$285,013,506

[1]	Share class was redesignated during the year. Refer to Note 6 for further details.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	17

Financial highlights
CLASS A SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$9.54	$10.07	$9.34	$9.08	$9.41
Net investment income[1]	0.10	0.08	0.13	0.18	0.16
Net realized and unrealized gain (loss) on investments	(0.87)	(0.49)	0.75	0.31	(0.29)
Total from investment operations	(0.77)	(0.41)	0.88	0.49	(0.13)
Less distributions
From net investment income	(0.14)	(0.12)	(0.15)	(0.23)	(0.20)
Net asset value, end of period	$8.63	$9.54	$10.07	$9.34	$9.08
Total return (%)[2,3]	(8.14)	(4.08)	9.51	5.46	(1.35)
Ratios and supplemental data
Net assets, end of period (in millions)	$188	$229	$249	$217	$222
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.01	1.04	1.03	1.06
Expenses including reductions	0.98	0.98	0.98	0.98	0.98
Net investment income	1.04	0.79	1.34	2.04	1.69
Portfolio turnover (%)	336	169	166	87	103

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$9.53	$10.07	$9.34	$9.08	$9.41
Net investment income[1]	0.02	—[2]	0.05	0.11	0.08
Net realized and unrealized gain (loss) on investments	(0.85)	(0.49)	0.75	0.30	(0.28)
Total from investment operations	(0.83)	(0.49)	0.80	0.41	(0.20)
Less distributions
From net investment income	(0.08)	(0.05)	(0.07)	(0.15)	(0.13)
Net asset value, end of period	$8.62	$9.53	$10.07	$9.34	$9.08
Total return (%)[3,4]	(8.80)	(4.90)	8.64	4.63	(2.12)
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$4	$9	$6	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.75	1.76	1.79	1.78	1.81
Expenses including reductions	1.74	1.75	1.78	1.77	1.77
Net investment income	0.24	0.01	0.53	1.25	0.88
Portfolio turnover (%)	336	169	166	87	103

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	19

CLASS I SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$9.55	$10.07	$9.34	$9.09	$9.42
Net investment income[1]	0.12	0.10	0.15	0.20	0.16
Net realized and unrealized gain (loss) on investments	(0.86)	(0.47)	0.75	0.29	(0.27)
Total from investment operations	(0.74)	(0.37)	0.90	0.49	(0.11)
Less distributions
From net investment income	(0.17)	(0.15)	(0.17)	(0.24)	(0.22)
Net asset value, end of period	$8.64	$9.55	$10.07	$9.34	$9.09
Total return (%)[2]	(7.91)	(3.76)	9.73	5.55	(1.13)
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$13	$22	$5	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.76	0.79	0.79	0.81
Expenses including reductions	0.74	0.75	0.78	0.79	0.77
Net investment income	1.27	1.02	1.52	2.24	1.71
Portfolio turnover (%)	336	169	166	87	103

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18[1]
Per share operating performance
Net asset value, beginning of period	$9.54	$10.07	$9.34	$9.09	$9.45
Net investment income[2]	0.13	0.11	0.16	0.21	0.15
Net realized and unrealized gain (loss) on investments	(0.86)	(0.48)	0.75	0.29	(0.33)
Total from investment operations	(0.73)	(0.37)	0.91	0.50	(0.18)
Less distributions
From net investment income	(0.17)	(0.16)	(0.18)	(0.25)	(0.18)
Net asset value, end of period	$8.64	$9.54	$10.07	$9.34	$9.09
Total return (%)[3]	(7.72)	(3.76)	9.85	5.67	(1.91)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$29	$40	$38	$19	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	0.64	0.65	0.67	0.68	0.71[5]
Expenses including reductions	0.63	0.64	0.67	0.67	0.67[5]
Net investment income	1.38	1.13	1.64	2.35	2.20[5]
Portfolio turnover (%)	336	169	166	87	103[6]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is shown for the period from 6-1-17 to 5-31-18.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	21

Notes to financial statements
Note 1—Organization
John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or
22	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of May 31, 2022, by major security category or type:
	Total value at 5-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$214,324,463	—	$214,324,463	—
Collateralized mortgage obligations	12,567,893	—	12,567,893	—
Asset backed securities	566,884	—	566,884	—
Short-term investments	414,127	$414,127	—	—
Total investments in securities	$227,873,367	$414,127	$227,459,240	—
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	23

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of May 31, 2022, there were no securities on loan.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a
24	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2022 were $4,192.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2022, the fund has a short-term capital loss carryforward of $23,537,121 and a long-term capital loss carryforward of $4,664,856 available to offset future net realized capital gains. These carryforwards do not expire.
As of May 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2022 and 2021 was as follows:
	May 31, 2022	May 31, 2021
Ordinary income	$4,126,816	$4,088,577
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2022, the components of distributable earnings on a tax basis consisted of $588,421 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments,
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	25

including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended May 31, 2022, the fund used futures contracts to manage the duration of the fund. The fund held futures contracts with USD notional values ranging up to $20.1 million, as measured at each quarter end. There were no open futures contracts as of May 31, 2022.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2022:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Interest rate	$(51,518)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2022:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Interest rate	$(5,542)
26	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.530% of the first $300 million of the fund’s average daily net assets, (b) 0.450% of the next $700 million of the fund’s average daily net assets, and (c) 0.430% of the fund’s average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees and short dividend expense. The fee waiver and/or expense reimbursements will expire on September 30, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.
For the year ended May 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$37,750
Class C	304
Class I	1,127
Class	Expense reduction
Class R6	$3,610
Total	$42,791

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2022, were equivalent to a net annual effective rate of 0.51% of the fund’s average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	27

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $48,908 for the year ended May 31, 2022. Of this amount, $6,555 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $42,353 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2022, CDSCs received by the Distributor amounted to $8,092 and $93 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$536,497	$244,103
Class C	30,084	3,417
Class I	—	12,700
Class R6	—	3,104
Total	$566,581	$263,324
28	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$4,100,000	3	0.540%	$185
Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2022 and 2021 were as follows:
	Year Ended 5-31-22		Year Ended 5-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,503,305	$23,337,936	4,359,876	$43,352,108
Distributions reinvested	328,457	3,053,898	295,111	2,917,950
Repurchased	(4,983,170)	(46,268,084)	(5,373,723)	(52,716,367)
Net decrease	(2,151,408)	$(19,876,250)	(718,736)	$(6,446,309)
Class B shares
Sold	—	—	2,291	$23,224
Distributions reinvested	—	—	15	154
Repurchased	—	—	(29,088)	(292,515)
Net decrease	—	—	(26,782)	$(269,137)
Class C shares
Sold	135,033	$1,290,966	130,947	$1,305,032
Distributions reinvested	2,382	22,172	2,907	28,908
Repurchased	(280,454)	(2,633,070)	(618,754)	(6,107,611)
Net decrease	(143,039)	$(1,319,932)	(484,900)	$(4,773,671)
Class I shares
Sold	327,346	$3,103,069	864,149	$8,599,592
Distributions reinvested	20,962	195,269	25,750	255,412
Repurchased	(675,304)	(6,290,213)	(1,682,017)	(16,712,917)
Net decrease	(326,996)	$(2,991,875)	(792,118)	$(7,857,913)
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	29

	Year Ended 5-31-22		Year Ended 5-31-21
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	892,111	$8,354,750	2,544,752	$25,306,990
Distributions reinvested	71,148	662,778	70,942	701,049
Repurchased	(1,775,137)	(16,495,961)	(2,220,838)	(21,759,507)
Net increase (decrease)	(811,878)	$(7,478,433)	394,856	$4,248,532
Total net decrease	(3,433,321)	$(31,666,490)	(1,627,680)	$(15,098,498)
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount repurchased of the terminated class and the amount sold of the redesignated class.
Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$96,785
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $127,652,851 and $150,995,874, respectively, for the year ended May 31, 2022. Purchases and sales of U.S. Treasury obligations aggregated $733,079,728 and $735,415,871, respectively, for the year ended May 31, 2022.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	41,418	$6,068,664	$254,302,425	$(259,953,429)	$(3,345)	$(188)	$11,621	$2,222	$414,127

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
30	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 10—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Government Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Government Income Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
32	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	33

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Government Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
34	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	35

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	189
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	189
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	189
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	189
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	189
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	189
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
36	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	1994	189
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	189
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	189
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	189
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	37

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	189
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
38	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	39

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
40	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2234713	56A 5/22
7/2022

Annual report
John Hancock
Investment Grade Bond Fund
Fixed income
May 31, 2022

A message to shareholders
Dear shareholder,
The bond market declined for the 12 months ended May 31, 2022, reflecting a broad rise in bond yields. A recovering and growing economy, combined with supply chain shortages and increased government spending, led to the inflation rate surging to a 40-year high. To combat rising inflationary pressures, the U.S. Federal Reserve (Fed) began raising short-term interest rates in March 2022, which pushed bond yields higher and prices lower. Furthermore, the conflict between Russia and Ukraine, which created significant geopolitical and economic uncertainty, led to heightened volatility in the bond market. Although bond yields rose across the board, short-term bond yields increased the most, reflecting the Fed’s interest-rate hikes and expectations for more going forward.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investment Grade Bond Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
39	Financial statements
43	Financial highlights
49	Notes to financial statements
60	Report of independent registered public accounting firm
61	Tax information
62	Statement regarding liquidity risk management
64	Trustees and Officers
68	More information
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2022 (%)

The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, experienced a loss
The U.S. Federal Reserve tightened monetary policy to combat rising inflation, which weighed heavily on market performance.
All segments of the bond market lost ground
Investment-grade corporate bonds, which were adversely affected by both rising U.S. Treasury yields and widening yield spreads, were the weakest area of the domestic market.
The fund underperformed the index
Asset allocation, security selection, and yield curve positioning all played roles in the shortfall.
PORTFOLIO COMPOSITION AS OF 5/31/2022 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	3

QUALITY COMPOSITION AS OF 5/31/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-22 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2022?
Bonds experienced significant headwinds over the period, ending a long, multi-year stretch of positive performance. The market held up well though most of 2021 despite rising inflation, largely as a result of the U.S. Federal Reserve’s (Fed’s) stance that the price pressures were transitory. The environment grew more challenging in November, when the Fed was compelled to shift its policy as it became apparent that inflation was becoming entrenched. The Fed announced that it would taper quantitative easing and begin to raise interest rates in 2022. It subsequently raised rates by a quarter-point in March 2022 and another half point in May. As the reporting period drew to a close, market prices reflected expectations that the Fed would raise interest rates several more times before the end of 2022.
In combination, these developments weighed heavily on bond market performance. U.S. Treasury yields rose sharply as prices fell and the yield curve flattened considerably as a result of these shifts. Investment-grade corporates lagged Treasuries and were the worst-performing segment of the fund’s investment universe. Asset-backed securities, while losing ground in absolute terms, nonetheless outpaced Treasuries.
What elements of the fund’s positioning helped and hurt results?
Consistent with the broader environment, the fund had a negative absolute return. It finished behind the benchmark, with asset allocation, security selection, and yield curve positioning all playing roles in the shortfall. In terms of allocation, the largest adverse effects came from being overweight in corporate bonds and underweight in U.S. Treasuries. However, the impact was offset to some extent by positive contributions from an overweight in asset-backed securities and an underweight in agency mortgage-backed securities. Security selection also detracted as the fund lost some ground versus the benchmark in the securitized category. With respect to yield curve positioning, an overweight in intermediate-term bonds—which experienced the largest rise in yields—was a key detractor.
What were some key aspects of your portfolio activity?
We refrained from making reactionary decisions in response to historic volatility, opting instead to make adjustments on the margin as opportunities presented
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	5

themselves. The fund remained overweight in corporates to capture their yield advantage relative to the broader investment-grade market, but we reduced the position during the year. In addition, we shifted to a somewhat more defensive posture due to the maturity of the current economic cycle. Given the expectations for more Fed rate hikes, we maintained an overweight in the financials sector, with an emphasis on issuers with the potential to benefit from rising rates.
We added to the fund’s weighting in securitized assets over the course of the period, with the majority of the increase occurring in mortgage-backed securities. The fund’s allocation to Treasuries rose, but we maintained a significant underweight in the category relative to the benchmark. We sought to keep the fund’s duration (interest-rate sensitivity) neutral to slightly below that of the benchmark for most of the period, as we saw little value in trying to make interest-rate bets in a volatile market. The fund was positioned for a flattening of the yield curve for most of the year through an overweight in intermediate-term bonds, but it had moved to a more neutral posture by the end of May.
Can you tell us about additions to the management team?
Effective June 30, 2021, Pranay Sonalkar was added to the team. Effective March 31, 2022, Connor Minnaar, CFA, was added to the team.
MANAGED BY

Howard C. Greene, CFA
Jeffrey N. Given, CFA
Pranay Sonalkar
Connor Minnaar, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 5-31-22	as of 5-31-22
Class A	-12.84	0.25	1.62	1.27	17.44	2.50	2.42
Class C	-10.80	0.31	1.27	1.55	13.49	1.86	1.78
Class I1	-9.09	1.31	2.30	6.72	25.54	2.86	2.77
Class R2[1,2]	-9.37	0.92	1.96	4.67	21.43	2.47	2.38
Class R4[1,2]	-9.22	1.17	2.13	5.99	23.43	2.71	2.52
Class R6[1,2]	-9.00	1.42	2.30	7.29	25.50	2.97	2.88
Index††	-8.22	1.18	1.71	6.02	18.44	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	0.82	1.57	0.57	0.97	0.81	0.47
Net (%)	0.75	1.50	0.50	0.89	0.64	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Aggregate Bond Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	5-31-12	11,349	11,349	11,844
Class I1	5-31-12	12,554	12,554	11,844
Class R2[1,2]	5-31-12	12,143	12,143	11,844
Class R4[1,2]	5-31-12	12,343	12,343	11,844
Class R6[1,2]	5-31-12	12,550	12,550	11,844
The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2021	Ending value on 5-31-2022	Expenses paid during period ended 5-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$899.90	$3.51	0.74%
	Hypothetical example	1,000.00	1,021.20	3.73	0.74%
Class C	Actual expenses/actual returns	1,000.00	896.50	7.05	1.49%
	Hypothetical example	1,000.00	1,017.50	7.49	1.49%
Class I	Actual expenses/actual returns	1,000.00	901.00	2.32	0.49%
	Hypothetical example	1,000.00	1,022.50	2.47	0.49%
Class R2	Actual expenses/actual returns	1,000.00	899.20	4.21	0.89%
	Hypothetical example	1,000.00	1,020.50	4.48	0.89%
Class R4	Actual expenses/actual returns	1,000.00	900.30	3.03	0.64%
	Hypothetical example	1,000.00	1,021.70	3.23	0.64%
Class R6	Actual expenses/actual returns	1,000.00	901.50	1.85	0.39%
	Hypothetical example	1,000.00	1,023.00	1.97	0.39%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-22
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 35.7%				$829,392,250
(Cost $868,481,278)
U.S. Government 13.6%				316,178,393
U.S. Treasury
Bond	2.250	02-15-52	195,340,000	163,383,597
Bond	2.875	05-15-52	12,076,000	11,619,376
Bond	3.000	02-15-47	1,282,000	1,217,349
Bond	3.250	05-15-42	51,956,000	51,785,519
Note	2.625	05-31-27	3,473,000	3,441,797
Note	2.875	05-15-32	84,625,000	84,730,755
U.S. Government Agency 22.1%				513,213,857
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	2.500	10-01-50	31,498,152	29,327,101
30 Yr Pass Thru (A)	2.500	08-01-51	7,395,717	6,874,980
30 Yr Pass Thru	2.500	11-01-51	5,696,874	5,285,962
30 Yr Pass Thru	2.500	12-01-51	1,903,763	1,754,993
30 Yr Pass Thru	3.000	03-01-43	314,385	307,794
30 Yr Pass Thru	3.000	03-01-43	2,442,845	2,380,178
30 Yr Pass Thru	3.000	04-01-43	398,472	388,873
30 Yr Pass Thru	3.000	12-01-45	889,764	866,660
30 Yr Pass Thru	3.000	10-01-46	902,968	880,651
30 Yr Pass Thru	3.000	10-01-46	711,349	690,655
30 Yr Pass Thru	3.000	12-01-46	2,471,361	2,397,150
30 Yr Pass Thru	3.000	12-01-46	665,037	647,769
30 Yr Pass Thru	3.000	04-01-47	439,859	426,788
30 Yr Pass Thru	3.000	04-01-47	5,298,256	5,124,865
30 Yr Pass Thru	3.000	09-01-49	5,912,922	5,686,618
30 Yr Pass Thru	3.000	10-01-49	4,152,643	4,002,794
30 Yr Pass Thru	3.000	10-01-49	2,201,247	2,116,311
30 Yr Pass Thru	3.000	12-01-49	8,121,627	7,826,018
30 Yr Pass Thru	3.000	12-01-49	6,605,995	6,338,714
30 Yr Pass Thru	3.000	01-01-50	12,921,371	12,451,061
30 Yr Pass Thru	3.000	02-01-50	6,997,852	6,714,717
30 Yr Pass Thru	3.500	02-01-42	678,628	679,866
30 Yr Pass Thru	3.500	04-01-44	421,001	422,401
30 Yr Pass Thru	3.500	07-01-46	917,172	918,789
30 Yr Pass Thru	3.500	10-01-46	1,065,562	1,062,446
30 Yr Pass Thru	3.500	11-01-46	968,394	965,562
30 Yr Pass Thru	3.500	12-01-46	471,415	471,657
30 Yr Pass Thru	3.500	01-01-47	3,536,006	3,540,029
30 Yr Pass Thru	3.500	02-01-47	841,644	843,128
30 Yr Pass Thru	3.500	04-01-47	616,857	617,944
30 Yr Pass Thru	3.500	11-01-48	2,895,039	2,894,714
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	11

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	06-01-49	16,141	$15,995
30 Yr Pass Thru	3.500	03-01-52	3,168,137	3,132,449
30 Yr Pass Thru	4.000	11-01-43	144,838	148,695
30 Yr Pass Thru	4.000	02-01-44	48,194	49,372
30 Yr Pass Thru	4.000	07-01-45	1,929,537	1,974,278
30 Yr Pass Thru	4.000	03-01-48	536,561	543,872
30 Yr Pass Thru	4.000	08-01-48	423,393	430,432
30 Yr Pass Thru	4.500	02-01-41	240,973	252,387
30 Yr Pass Thru	4.500	03-01-47	831,686	863,543
Federal National Mortgage Association
15 Yr Pass Thru	3.000	07-01-27	94,427	94,521
15 Yr Pass Thru	3.500	06-01-34	307,281	311,144
15 Yr Pass Thru	4.000	12-01-24	68,542	69,807
30 Yr Pass Thru	2.000	09-01-50	8,702,915	7,770,078
30 Yr Pass Thru	2.000	09-01-50	18,579,175	16,593,538
30 Yr Pass Thru	2.000	09-01-50	9,330,877	8,336,562
30 Yr Pass Thru	2.000	10-01-50	20,830,528	18,623,808
30 Yr Pass Thru	2.000	03-01-51	8,412,473	7,518,654
30 Yr Pass Thru	2.000	04-01-51	10,409,399	9,300,155
30 Yr Pass Thru	2.500	09-01-50	21,237,561	19,773,734
30 Yr Pass Thru	2.500	12-01-50	55,318	51,294
30 Yr Pass Thru	2.500	08-01-51	3,504,841	3,247,110
30 Yr Pass Thru	2.500	08-01-51	5,355,717	4,959,789
30 Yr Pass Thru (A)	2.500	10-01-51	2,571,007	2,380,942
30 Yr Pass Thru	2.500	11-01-51	16,594,255	15,429,731
30 Yr Pass Thru	2.500	01-01-52	6,291,057	5,817,135
30 Yr Pass Thru (A)	2.500	03-01-52	42,361,084	39,140,130
30 Yr Pass Thru	3.000	12-01-42	674,816	658,004
30 Yr Pass Thru	3.000	04-01-43	2,095,489	2,039,355
30 Yr Pass Thru	3.000	12-01-45	1,436,774	1,392,448
30 Yr Pass Thru	3.000	08-01-46	955,205	926,930
30 Yr Pass Thru	3.000	10-01-46	1,049,837	1,023,026
30 Yr Pass Thru	3.000	01-01-47	1,295,485	1,257,948
30 Yr Pass Thru	3.000	02-01-47	759,514	739,168
30 Yr Pass Thru	3.000	10-01-47	1,555,691	1,508,183
30 Yr Pass Thru	3.000	12-01-47	5,503,335	5,323,233
30 Yr Pass Thru	3.000	11-01-48	1,112,914	1,078,232
30 Yr Pass Thru	3.000	11-01-48	4,594,053	4,427,916
30 Yr Pass Thru	3.000	12-01-48	724,552	700,841
30 Yr Pass Thru	3.000	09-01-49	3,671,543	3,527,580
30 Yr Pass Thru	3.000	09-01-49	1,973,939	1,896,540
30 Yr Pass Thru	3.000	10-01-49	860,711	825,887
30 Yr Pass Thru	3.000	10-01-49	2,879,929	2,783,206
30 Yr Pass Thru	3.000	11-01-49	11,819,361	11,363,308
12	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	11-01-49	1,870,258	$1,794,587
30 Yr Pass Thru	3.000	11-01-49	1,511,630	1,453,303
30 Yr Pass Thru	3.000	01-01-52	15,186,305	14,546,948
30 Yr Pass Thru	3.000	02-01-52	5,402,825	5,170,296
30 Yr Pass Thru	3.500	01-01-42	496,779	497,184
30 Yr Pass Thru	3.500	06-01-42	1,005,002	1,005,788
30 Yr Pass Thru	3.500	07-01-42	1,690,900	1,692,989
30 Yr Pass Thru	3.500	01-01-43	299,200	299,569
30 Yr Pass Thru	3.500	04-01-43	214,253	214,451
30 Yr Pass Thru	3.500	06-01-43	1,069,365	1,071,689
30 Yr Pass Thru	3.500	07-01-43	183,324	183,723
30 Yr Pass Thru	3.500	03-01-44	1,670,181	1,672,244
30 Yr Pass Thru	3.500	10-01-44	1,872,637	1,871,439
30 Yr Pass Thru	3.500	04-01-45	363,057	363,165
30 Yr Pass Thru	3.500	04-01-45	907,947	908,218
30 Yr Pass Thru	3.500	07-01-46	862,194	858,678
30 Yr Pass Thru	3.500	07-01-46	547,236	545,176
30 Yr Pass Thru	3.500	07-01-47	2,205,145	2,206,490
30 Yr Pass Thru	3.500	11-01-47	1,814,772	1,810,209
30 Yr Pass Thru	3.500	12-01-47	1,097,583	1,091,393
30 Yr Pass Thru	3.500	01-01-48	2,173,078	2,160,822
30 Yr Pass Thru	3.500	03-01-48	1,063,623	1,062,943
30 Yr Pass Thru	3.500	06-01-49	6,520,709	6,483,934
30 Yr Pass Thru	3.500	09-01-49	3,662,211	3,628,110
30 Yr Pass Thru	3.500	10-01-49	2,169,539	2,149,337
30 Yr Pass Thru	3.500	01-01-50	5,653,799	5,593,644
30 Yr Pass Thru	3.500	04-01-50	8,688,096	8,592,942
30 Yr Pass Thru	3.500	02-01-52	3,031,827	3,006,438
30 Yr Pass Thru	3.500	04-01-52	3,974,407	3,917,217
30 Yr Pass Thru	3.500	04-01-52	3,250,063	3,206,343
30 Yr Pass Thru (A)	4.000	TBA	67,860,000	67,886,526
30 Yr Pass Thru	4.000	09-01-40	264,057	270,293
30 Yr Pass Thru	4.000	01-01-41	228,241	233,663
30 Yr Pass Thru	4.000	09-01-41	368,725	377,177
30 Yr Pass Thru	4.000	09-01-41	1,075,970	1,101,730
30 Yr Pass Thru	4.000	10-01-41	17,571	17,995
30 Yr Pass Thru	4.000	11-01-41	592,237	606,474
30 Yr Pass Thru	4.000	01-01-42	179,098	183,406
30 Yr Pass Thru	4.000	01-01-42	184,920	189,366
30 Yr Pass Thru	4.000	03-01-42	1,016,958	1,040,339
30 Yr Pass Thru	4.000	05-01-43	1,209,274	1,240,800
30 Yr Pass Thru	4.000	09-01-43	1,082,595	1,112,172
30 Yr Pass Thru	4.000	10-01-43	718,972	737,042
30 Yr Pass Thru	4.000	12-01-43	890,666	913,051
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	01-01-44	201,265	$206,575
30 Yr Pass Thru	4.000	02-01-46	538,778	549,120
30 Yr Pass Thru	4.000	06-01-46	446,542	454,415
30 Yr Pass Thru	4.000	07-01-46	863,981	879,215
30 Yr Pass Thru	4.000	03-01-47	1,405,906	1,430,257
30 Yr Pass Thru	4.000	05-01-47	1,166,981	1,187,194
30 Yr Pass Thru	4.000	12-01-47	477,551	486,718
30 Yr Pass Thru	4.000	04-01-48	1,554,904	1,582,808
30 Yr Pass Thru	4.000	06-01-48	908,811	922,280
30 Yr Pass Thru	4.000	10-01-48	731,244	744,138
30 Yr Pass Thru	4.000	07-01-49	1,136,422	1,151,843
30 Yr Pass Thru	4.000	07-01-49	1,885,163	1,914,280
30 Yr Pass Thru	4.000	09-01-49	2,725,426	2,757,301
30 Yr Pass Thru	4.000	02-01-50	2,889,722	2,937,064
30 Yr Pass Thru	4.000	04-01-52	1,202,326	1,214,039
30 Yr Pass Thru (A)	4.500	TBA	9,070,000	9,200,027
30 Yr Pass Thru (A)	4.500	TBA	2,124,000	2,161,337
30 Yr Pass Thru	4.500	08-01-40	475,601	496,878
30 Yr Pass Thru	4.500	08-01-40	249,587	260,887
30 Yr Pass Thru	4.500	12-01-40	171,359	179,276
30 Yr Pass Thru	4.500	05-01-41	188,076	196,593
30 Yr Pass Thru	4.500	05-01-41	346,259	362,352
30 Yr Pass Thru	4.500	06-01-41	345,980	362,060
30 Yr Pass Thru	4.500	07-01-41	195,404	204,486
30 Yr Pass Thru	4.500	11-01-41	52,203	54,607
30 Yr Pass Thru	4.500	12-01-41	926,495	969,557
30 Yr Pass Thru	4.500	05-01-42	464,054	485,622
30 Yr Pass Thru	4.500	04-01-48	562,051	582,158

30 Yr Pass Thru	4.500	07-01-48	1,070,703	1,103,319
Foreign government obligations 0.3%				$7,808,370
(Cost $8,191,660)
Qatar 0.1%				2,270,670
State of Qatar Bond (B)	5.103	04-23-48	2,030,000	2,270,670
Saudi Arabia 0.2%				5,537,700
Kingdom of Saudi Arabia Bond (B)	4.375	04-16-29	5,274,000	5,537,700

Corporate bonds 35.1%				$816,925,916
(Cost $900,978,061)
Communication services 3.1%				72,546,077
Diversified telecommunication services 0.9%
AT&T, Inc.	3.500	06-01-41	4,291,000	3,619,614
14	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Diversified telecommunication services (continued)
AT&T, Inc.	3.650	06-01-51	3,850,000	$3,202,441
Level 3 Financing, Inc. (B)	3.400	03-01-27	2,563,000	2,305,243
Telefonica Emisiones SA	5.213	03-08-47	4,422,000	4,162,882
Verizon Communications, Inc.	4.329	09-21-28	6,052,000	6,157,948
Verizon Communications, Inc.	4.400	11-01-34	2,569,000	2,570,424
Entertainment 0.2%
Magallanes, Inc. (B)	4.279	03-15-32	4,498,000	4,204,037
Take-Two Interactive Software, Inc.	3.550	04-14-25	1,467,000	1,458,228
Media 1.1%
Charter Communications Operating LLC	4.200	03-15-28	4,747,000	4,594,742
Charter Communications Operating LLC	4.800	03-01-50	5,315,000	4,569,301
Charter Communications Operating LLC	5.750	04-01-48	5,726,000	5,555,110
Charter Communications Operating LLC	6.484	10-23-45	4,581,000	4,729,708
Comcast Corp.	3.999	11-01-49	7,000	6,503
Comcast Corp.	4.150	10-15-28	5,432,000	5,557,106
Wireless telecommunication services 0.9%
T-Mobile USA, Inc.	2.050	02-15-28	4,443,000	3,960,674
T-Mobile USA, Inc.	2.550	02-15-31	1,698,000	1,474,005
T-Mobile USA, Inc. (B)	3.400	10-15-52	6,169,000	4,795,503
T-Mobile USA, Inc.	3.750	04-15-27	2,291,000	2,261,821
T-Mobile USA, Inc.	3.875	04-15-30	4,862,000	4,675,543
T-Mobile USA, Inc.	4.500	04-15-50	2,887,000	2,685,244
Consumer discretionary 3.1%				71,965,150
Auto components 0.1%
Aptiv PLC (C)	3.250	03-01-32	1,173,000	1,035,327
Automobiles 0.9%
General Motors Financial Company, Inc.	2.400	10-15-28	6,234,000	5,346,098
General Motors Financial Company, Inc.	3.600	06-21-30	7,090,000	6,359,927
General Motors Financial Company, Inc.	4.350	01-17-27	3,067,000	3,017,097
Hyundai Capital America (B)	1.000	09-17-24	3,107,000	2,919,732
Hyundai Capital America (B)	1.800	10-15-25	1,479,000	1,368,592
Hyundai Capital America (B)	2.375	10-15-27	1,339,000	1,201,055
Nissan Motor Acceptance Company LLC (B)	1.125	09-16-24	1,560,000	1,453,028
Hotels, restaurants and leisure 1.5%
Booking Holdings, Inc.	4.625	04-13-30	3,223,000	3,326,776
Choice Hotels International, Inc.	3.700	12-01-29	2,485,000	2,292,812
Choice Hotels International, Inc.	3.700	01-15-31	2,048,000	1,877,960
Expedia Group, Inc.	2.950	03-15-31	2,244,000	1,894,808
Expedia Group, Inc.	3.250	02-15-30	3,446,000	3,042,949
Expedia Group, Inc.	3.800	02-15-28	5,771,000	5,497,004
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Expedia Group, Inc.	4.625	08-01-27	3,068,000	$3,062,969
Expedia Group, Inc.	5.000	02-15-26	3,893,000	3,955,821
Marriott International, Inc.	2.850	04-15-31	3,172,000	2,747,951
Marriott International, Inc.	3.500	10-15-32	1,350,000	1,212,644
Marriott International, Inc.	4.625	06-15-30	1,812,000	1,794,199
Marriott International, Inc.	4.650	12-01-28	4,641,000	4,643,922
Internet and direct marketing retail 0.3%
Amazon.com, Inc.	4.050	08-22-47	3,223,000	3,182,139
eBay, Inc.	2.700	03-11-30	4,532,000	4,010,180
Multiline retail 0.2%
Dollar Tree, Inc.	4.200	05-15-28	5,363,000	5,347,158
Specialty retail 0.1%
AutoNation, Inc. (C)	4.750	06-01-30	1,409,000	1,375,002
Consumer staples 0.6%				13,229,065
Beverages 0.2%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	3,600,000	3,425,396
Food products 0.4%
JBS Finance Luxembourg Sarl (B)	3.625	01-15-32	5,365,000	4,544,638
Kraft Heinz Foods Company	5.000	06-04-42	1,398,000	1,340,720
Kraft Heinz Foods Company	5.500	06-01-50	2,144,000	2,190,182
Kraft Heinz Foods Company	6.500	02-09-40	1,547,000	1,728,129
Energy 2.9%				66,370,310
Oil, gas and consumable fuels 2.9%
Aker BP ASA (B)	3.000	01-15-25	1,777,000	1,740,770
Aker BP ASA (B)	3.750	01-15-30	1,788,000	1,666,260
Aker BP ASA (B)	4.000	01-15-31	3,792,000	3,557,387
Continental Resources, Inc.	4.900	06-01-44	1,543,000	1,385,784
Diamondback Energy, Inc.	3.125	03-24-31	1,927,000	1,747,441
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	2,723,000	2,585,896
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	3,076,000	2,970,508
Energy Transfer LP	4.200	04-15-27	1,758,000	1,731,408
Energy Transfer LP	5.150	03-15-45	1,746,000	1,564,680
Energy Transfer LP	5.250	04-15-29	6,155,000	6,298,569
Energy Transfer LP	5.400	10-01-47	1,949,000	1,794,009
Energy Transfer LP	5.500	06-01-27	2,674,000	2,771,525
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	3,842,000	3,335,107
EQT Corp.	7.500	02-01-30	1,025,000	1,137,935
Kinder Morgan Energy Partners LP	7.750	03-15-32	1,365,000	1,649,790
16	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Lundin Energy Finance BV (B)	3.100	07-15-31	2,785,000	$2,452,020
Midwest Connector Capital Company LLC (B)	3.900	04-01-24	3,277,000	3,256,604
MPLX LP	4.000	03-15-28	2,333,000	2,280,077
MPLX LP	4.125	03-01-27	940,000	930,832
MPLX LP	4.250	12-01-27	1,721,000	1,704,008
Ovintiv, Inc.	7.200	11-01-31	434,000	492,168
Sabine Pass Liquefaction LLC	4.200	03-15-28	1,505,000	1,487,524
Sabine Pass Liquefaction LLC	4.500	05-15-30	4,798,000	4,781,663
Sabine Pass Liquefaction LLC	5.000	03-15-27	2,568,000	2,647,209
Targa Resources Corp.	4.950	04-15-52	3,233,000	2,960,230
Targa Resources Partners LP	4.000	01-15-32	2,648,000	2,416,300
The Williams Companies, Inc.	3.750	06-15-27	3,336,000	3,271,471
TransCanada PipeLines, Ltd.	4.250	05-15-28	1,742,000	1,753,135
Financials 11.2%				260,604,091
Banks 6.3%
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year ICE Swap Rate + 5.168%) (B)(D)	6.750	06-15-26	535,000	555,063
Banco Santander SA	4.379	04-12-28	2,345,000	2,301,592
Bank of America Corp. (1.734% to 7-22-26, then SOFR + 0.960%)	1.734	07-22-27	888,000	808,522
Bank of America Corp. (2.087% to 6-14-28, then SOFR + 1.060%)	2.087	06-14-29	4,395,000	3,873,311
Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%)	2.592	04-29-31	4,126,000	3,624,002
Bank of America Corp. (2.687% to 4-22-31, then SOFR + 1.320%)	2.687	04-22-32	6,689,000	5,829,475
Bank of America Corp.	3.248	10-21-27	3,321,000	3,216,046
Bank of America Corp. (3.846% to 3-8-32, then 5 Year CMT + 2.000%)	3.846	03-08-37	3,278,000	2,967,755
Bank of America Corp.	3.950	04-21-25	4,221,000	4,249,288
Bank of America Corp. (4.271% to 7-23-28, then 3 month LIBOR + 1.310%)	4.271	07-23-29	5,896,000	5,855,884
Barclays PLC	4.375	01-12-26	2,621,000	2,629,199
BPCE SA (B)	4.500	03-15-25	2,385,000	2,386,279
Citigroup, Inc. (2.561% to 5-1-31, then SOFR + 1.167%)	2.561	05-01-32	2,023,000	1,731,658
Citigroup, Inc.	3.200	10-21-26	5,046,000	4,890,882
Citigroup, Inc.	4.600	03-09-26	5,965,000	6,047,845
Citizens Financial Group, Inc.	3.250	04-30-30	4,338,000	3,963,265
Credit Agricole SA (B)	2.811	01-11-41	2,047,000	1,476,066
Credit Agricole SA (B)	3.250	01-14-30	4,198,000	3,709,940
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (2.522% to 4-22-30, then SOFR + 2.040%)	2.522	04-22-31	4,748,000	$4,181,831
JPMorgan Chase & Co.	2.950	10-01-26	2,610,000	2,530,668
JPMorgan Chase & Co. (2.956% to 5-13-30, then SOFR + 2.515%)	2.956	05-13-31	4,265,000	3,805,967
JPMorgan Chase & Co. (2.963% to 1-25-32, then SOFR + 1.260%)	2.963	01-25-33	843,000	752,613
JPMorgan Chase & Co. (3.960% to 1-29-26, then 3 month LIBOR + 1.245%)	3.960	01-29-27	4,358,000	4,355,123
JPMorgan Chase & Co. (4.600% to 2-1-25, then SOFR + 3.125%) (D)	4.600	02-01-25	3,318,000	2,974,105
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (C)(D)	6.750	02-01-24	4,395,000	4,518,280
Lloyds Banking Group PLC	4.450	05-08-25	6,418,000	6,518,657
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (D)	5.125	11-01-26	1,307,000	1,214,315
NatWest Group PLC (3.754% to 11-1-24, then 5 Year CMT + 2.100%)	3.754	11-01-29	1,424,000	1,392,374
NatWest Markets PLC (B)	1.600	09-29-26	4,387,000	3,951,998
PNC Bank NA	4.050	07-26-28	944,000	938,990
Santander Holdings USA, Inc. (2.490% to 1-6-27, then SOFR + 1.249%)	2.490	01-06-28	2,688,000	2,440,777
Santander Holdings USA, Inc.	3.244	10-05-26	6,086,000	5,822,477
Santander Holdings USA, Inc.	3.450	06-02-25	5,456,000	5,362,282
Santander Holdings USA, Inc.	3.500	06-07-24	3,982,000	3,961,685
Santander Holdings USA, Inc.	4.400	07-13-27	1,290,000	1,276,466
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (D)	3.400	09-15-26	4,367,000	3,646,310
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (D)	4.850	06-01-23	1,659,000	1,593,051
The PNC Financial Services Group, Inc. (3 month LIBOR + 3.678%) (D)(E)	4.964	08-01-22	3,342,000	3,308,815
Wells Fargo & Company (2.393% to 6-2-27, then SOFR + 2.100%)	2.393	06-02-28	6,635,000	6,123,452
Wells Fargo & Company (2.879% to 10-30-29, then SOFR + 1.432%)	2.879	10-30-30	4,989,000	4,539,187
Wells Fargo & Company (3.068% to 4-30-40, then SOFR + 2.530%)	3.068	04-30-41	3,025,000	2,477,033
Wells Fargo & Company (3.350% to 3-2-32, then SOFR + 1.500%)	3.350	03-02-33	2,393,000	2,207,574
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (D)	5.875	06-15-25	7,627,000	7,588,865
18	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets 3.0%
Ares Capital Corp.	2.150	07-15-26	4,132,000	$3,636,233
Ares Capital Corp.	2.875	06-15-28	2,334,000	1,974,719
Ares Capital Corp.	3.875	01-15-26	2,992,000	2,861,369
Ares Capital Corp.	4.200	06-10-24	2,194,000	2,202,221
Blackstone Private Credit Fund (B)	2.350	11-22-24	2,779,000	2,606,026
Blackstone Private Credit Fund (B)	2.700	01-15-25	2,169,000	2,035,120
Blackstone Private Credit Fund (B)	3.250	03-15-27	627,000	554,429
Blackstone Private Credit Fund (B)	4.000	01-15-29	3,049,000	2,693,367
Cantor Fitzgerald LP (B)	4.875	05-01-24	3,185,000	3,250,452
Deutsche Bank AG (2.311% to 11-16-26, then SOFR + 1.219%)	2.311	11-16-27	2,516,000	2,227,115
Deutsche Bank AG (2.552% to 1-7-27, then SOFR + 1.318%)	2.552	01-07-28	4,240,000	3,769,476
Hercules Capital, Inc.	2.625	09-16-26	1,089,000	975,880
Lazard Group LLC	4.375	03-11-29	1,660,000	1,618,526
Macquarie Bank, Ltd. (B)	3.624	06-03-30	2,099,000	1,867,016
Macquarie Bank, Ltd. (B)	4.875	06-10-25	2,530,000	2,560,067
Morgan Stanley (2.188% to 4-28-25, then SOFR + 1.990%)	2.188	04-28-26	7,892,000	7,539,647
Morgan Stanley (2.239% to 7-21-31, then SOFR + 1.178%)	2.239	07-21-32	1,597,000	1,348,173
Morgan Stanley (2.484% to 9-16-31, then SOFR + 1.360%)	2.484	09-16-36	5,006,000	4,037,930
Morgan Stanley	3.875	01-27-26	2,690,000	2,695,585
Oaktree Specialty Lending Corp.	2.700	01-15-27	2,113,000	1,876,960
S&P Global, Inc. (B)	4.750	08-01-28	1,129,000	1,174,448
The Goldman Sachs Group, Inc. (2.615% to 4-22-31, then SOFR + 1.281%)	2.615	04-22-32	8,390,000	7,229,521
The Goldman Sachs Group, Inc. (2.650% to 10-21-31, then SOFR + 1.264%) (C)	2.650	10-21-32	3,237,000	2,774,741
The Goldman Sachs Group, Inc.	3.850	01-26-27	6,461,000	6,404,759
Consumer finance 0.1%
Discover Financial Services	4.100	02-09-27	1,385,000	1,372,680
Diversified financial services 0.2%
Jefferies Group LLC	4.150	01-23-30	2,902,000	2,725,717
Jefferies Group LLC	4.850	01-15-27	2,149,000	2,185,089
Insurance 1.6%
Ascot Group, Ltd. (B)	4.250	12-15-30	1,723,000	1,681,065
Athene Holding, Ltd.	3.500	01-15-31	4,891,000	4,362,966
AXA SA	8.600	12-15-30	725,000	893,497
CNA Financial Corp.	2.050	08-15-30	1,296,000	1,080,423
CNO Financial Group, Inc.	5.250	05-30-29	3,808,000	3,861,554
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-36	2,925,000	3,005,438
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	19

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
MetLife, Inc. (9.250% to 4-8-38, then 3 month LIBOR + 5.540%) (B)	9.250	04-08-38	703,000	$851,409
New York Life Insurance Company (B)	3.750	05-15-50	1,853,000	1,582,192
Nippon Life Insurance Company (2.750% to 1-21-31, then 5 Year CMT + 2.653%) (B)	2.750	01-21-51	4,758,000	4,018,833
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. Swap Rate + 3.650%) (B)	5.100	10-16-44	1,622,000	1,637,052
Ohio National Financial Services, Inc. (B)	5.800	01-24-30	1,004,000	1,008,621
Prudential Financial, Inc. (5.125% to 11-28-31, then 5 Year CMT + 3.162%)	5.125	03-01-52	1,569,000	1,508,201
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	4,926,000	4,906,073
SBL Holdings, Inc. (B)	5.000	02-18-31	2,741,000	2,408,522
Teachers Insurance & Annuity Association of America (B)	4.270	05-15-47	3,247,000	3,017,081
Unum Group	4.125	06-15-51	1,277,000	984,931
Health care 2.0%				46,734,583
Biotechnology 0.5%
AbbVie, Inc.	3.200	11-21-29	11,567,000	10,873,413
Health care providers and services 1.2%
AmerisourceBergen Corp.	2.800	05-15-30	3,206,000	2,890,414
Anthem, Inc.	2.250	05-15-30	1,161,000	1,017,505
CVS Health Corp.	3.750	04-01-30	2,828,000	2,728,071
CVS Health Corp.	4.300	03-25-28	1,480,000	1,498,443
CVS Health Corp.	5.050	03-25-48	2,582,000	2,630,011
Fresenius Medical Care US Finance III, Inc. (B)	2.375	02-16-31	4,766,000	3,905,764
Fresenius Medical Care US Finance III, Inc. (B)	3.750	06-15-29	4,350,000	4,071,309
HCA, Inc.	4.125	06-15-29	4,639,000	4,493,910
Universal Health Services, Inc. (B)	1.650	09-01-26	2,531,000	2,263,170
Universal Health Services, Inc. (B)	2.650	10-15-30	2,710,000	2,292,149
Pharmaceuticals 0.3%
Royalty Pharma PLC	1.750	09-02-27	1,449,000	1,278,270
Viatris, Inc.	2.300	06-22-27	1,492,000	1,332,665
Viatris, Inc.	2.700	06-22-30	3,363,000	2,812,086
Viatris, Inc.	4.000	06-22-50	3,547,000	2,647,403
Industrials 4.2%				98,738,091
Aerospace and defense 0.8%
DAE Funding LLC (B)	3.375	03-20-28	4,053,000	3,617,303
Huntington Ingalls Industries, Inc.	4.200	05-01-30	3,327,000	3,209,978
20	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Aerospace and defense (continued)
The Boeing Company	3.200	03-01-29	2,930,000	$2,615,949
The Boeing Company	5.040	05-01-27	4,467,000	4,488,139
The Boeing Company	5.150	05-01-30	3,121,000	3,102,864
The Boeing Company	5.805	05-01-50	2,402,000	2,363,467
Airlines 2.1%
Air Canada 2013-1 Class A Pass Through Trust (B)	4.125	05-15-25	573,787	550,836
Air Canada 2017-1 Class B Pass Through Trust (B)	3.700	01-15-26	657,407	617,963
Alaska Airlines 2020-1 Class B Pass Through Trust (B)	8.000	08-15-25	2,005,357	2,117,444
American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	1,975,190	1,722,486
American Airlines 2016-1 Class AA Pass Through Trust	3.575	01-15-28	1,468,869	1,377,300
American Airlines 2017-1 Class A Pass Through Trust	4.000	02-15-29	1,109,738	955,753
American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	2,124,788	1,969,173
American Airlines 2017-2 Class A Pass Through Trust	3.600	10-15-29	1,701,783	1,471,890
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	1,029,766	827,518
American Airlines 2019-1 Class AA Pass Through Trust	3.150	02-15-32	1,557,578	1,394,032
American Airlines 2021-1 Class A Pass Through Trust	2.875	07-11-34	1,544,000	1,356,886
British Airways 2013-1 Class A Pass Through Trust (B)	4.625	06-20-24	711,782	701,106
British Airways 2018-1 Class A Pass Through Trust (B)	4.125	09-20-31	1,562,981	1,422,313
British Airways 2020-1 Class A Pass Through Trust (B)	4.250	11-15-32	880,777	843,080
British Airways 2020-1 Class B Pass Through Trust (B)	8.375	11-15-28	1,195,794	1,285,934
Delta Air Lines, Inc.	2.900	10-28-24	3,355,000	3,253,427
Delta Air Lines, Inc. (C)	4.375	04-19-28	3,215,000	3,045,795
Delta Air Lines, Inc. (B)	4.500	10-20-25	695,000	693,335
Delta Air Lines, Inc. (B)	4.750	10-20-28	2,348,119	2,344,953
JetBlue 2019-1 Class AA Pass Through Trust	2.750	05-15-32	1,679,038	1,467,806
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	3,417,613	3,244,648
United Airlines 2016-1 Class A Pass Through Trust	3.450	07-07-28	3,038,785	2,575,477
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	1,780,259	1,626,698
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	21

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	389,893	$363,028
United Airlines 2019-1 Class A Pass Through Trust	4.550	08-25-31	1,363,178	1,292,208
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27	5,624,722	5,652,846
United Airlines 2020-1 Class B Pass Through Trust	4.875	01-15-26	1,307,250	1,261,496
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	324,630	321,920
US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	2,319,378	2,322,589
US Airways 2012-2 Class A Pass Through Trust (C)	4.625	06-03-25	1,284,454	1,208,564
Building products 0.1%
Owens Corning	3.950	08-15-29	2,453,000	2,352,041
Professional services 0.1%
CoStar Group, Inc. (B)	2.800	07-15-30	3,689,000	3,187,885
Trading companies and distributors 1.0%
AerCap Ireland Capital DAC	1.650	10-29-24	2,374,000	2,225,522
AerCap Ireland Capital DAC	1.750	01-30-26	3,393,000	3,029,792
AerCap Ireland Capital DAC	2.450	10-29-26	6,732,000	6,019,635
AerCap Ireland Capital DAC	2.875	08-14-24	3,185,000	3,083,064
AerCap Ireland Capital DAC	3.650	07-21-27	1,195,000	1,114,379
Air Lease Corp.	2.100	09-01-28	1,609,000	1,365,382
Air Lease Corp.	2.875	01-15-26	1,578,000	1,485,069
Air Lease Corp.	3.625	12-01-27	1,206,000	1,131,931
Ashtead Capital, Inc. (B)	1.500	08-12-26	1,637,000	1,456,091
Ashtead Capital, Inc. (B)	4.250	11-01-29	650,000	609,149
SMBC Aviation Capital Finance DAC (B)	2.300	06-15-28	1,343,000	1,114,251
Transportation infrastructure 0.1%
Adani Ports & Special Economic Zone, Ltd. (B)	3.100	02-02-31	2,348,000	1,877,696
Information technology 4.1%				95,680,314
Communications equipment 0.3%
Motorola Solutions, Inc.	2.300	11-15-30	4,046,000	3,287,521
Motorola Solutions, Inc.	2.750	05-24-31	3,563,000	2,963,944
Motorola Solutions, Inc.	4.600	05-23-29	1,161,000	1,138,989
IT services 0.2%
CGI, Inc. (B)	1.450	09-14-26	2,857,000	2,561,579
PayPal Holdings, Inc.	2.850	10-01-29	1,468,000	1,353,431
VeriSign, Inc.	2.700	06-15-31	2,039,000	1,702,486
22	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment 2.2%
Broadcom, Inc. (B)	3.419	04-15-33	3,951,000	$3,401,525
Broadcom, Inc.	4.750	04-15-29	10,014,000	10,010,591
Broadcom, Inc. (B)	4.926	05-15-37	4,904,000	4,636,588
KLA Corp.	4.100	03-15-29	2,677,000	2,694,973
Marvell Technology, Inc.	2.450	04-15-28	3,912,000	3,489,713
Micron Technology, Inc.	4.185	02-15-27	5,411,000	5,413,254
Micron Technology, Inc.	4.975	02-06-26	2,096,000	2,162,746
Micron Technology, Inc.	5.327	02-06-29	6,574,000	6,783,980
NXP BV	3.250	05-11-41	1,310,000	1,029,992
NXP BV	3.875	06-18-26	4,590,000	4,530,047
Qorvo, Inc. (B)	1.750	12-15-24	2,231,000	2,121,190
Qorvo, Inc. (B)	3.375	04-01-31	1,868,000	1,563,703
Renesas Electronics Corp. (B)	1.543	11-26-24	2,459,000	2,319,614
Software 0.6%
Autodesk, Inc.	2.850	01-15-30	1,690,000	1,517,565
Oracle Corp.	2.950	04-01-30	6,292,000	5,489,723
VMware, Inc.	4.700	05-15-30	4,271,000	4,231,854
Workday, Inc.	3.500	04-01-27	1,738,000	1,705,101
Workday, Inc.	3.800	04-01-32	1,969,000	1,851,550
Technology hardware, storage and peripherals 0.8%
CDW LLC	3.569	12-01-31	3,676,000	3,252,857
Dell International LLC (B)	3.450	12-15-51	3,396,000	2,461,590
Dell International LLC	4.900	10-01-26	4,153,000	4,238,161
Dell International LLC	5.300	10-01-29	2,196,000	2,230,478
Dell International LLC	5.850	07-15-25	1,497,000	1,573,301
Dell International LLC	8.350	07-15-46	685,000	902,666
Western Digital Corp.	4.750	02-15-26	3,060,000	3,059,602
Materials 0.6%				14,284,551
Chemicals 0.1%
Braskem Netherlands Finance BV (B)	5.875	01-31-50	2,812,000	2,537,575
Orbia Advance Corp. SAB de CV (B)	5.500	01-15-48	715,000	628,843
Construction materials 0.1%
Vulcan Materials Company	3.500	06-01-30	1,686,000	1,580,971
Metals and mining 0.4%
Anglo American Capital PLC (B)	3.875	03-16-29	643,000	611,456
Anglo American Capital PLC (B)	4.750	04-10-27	1,625,000	1,651,577
Freeport-McMoRan, Inc.	4.250	03-01-30	2,834,000	2,676,270
Freeport-McMoRan, Inc.	5.450	03-15-43	3,346,000	3,291,226
Newmont Corp.	2.800	10-01-29	1,436,000	1,306,633
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	23

	Rate (%)	Maturity date	Par value^	Value
Real estate 2.2%				$51,262,089
Equity real estate investment trusts 2.2%
American Homes 4 Rent LP	4.250	02-15-28	1,533,000	1,502,476
American Tower Corp.	3.800	08-15-29	3,785,000	3,567,927
Crown Castle International Corp.	3.300	07-01-30	1,162,000	1,059,153
Crown Castle International Corp.	3.650	09-01-27	3,904,000	3,784,165
Crown Castle International Corp.	3.800	02-15-28	1,644,000	1,598,865
Equinix, Inc. (C)	1.550	03-15-28	3,310,000	2,843,643
Equinix, Inc.	1.800	07-15-27	1,888,000	1,671,604
Equinix, Inc.	2.500	05-15-31	5,115,000	4,328,876
Equinix, Inc.	3.200	11-18-29	1,576,000	1,443,193
GLP Capital LP	3.250	01-15-32	1,239,000	1,039,193
GLP Capital LP	4.000	01-15-30	1,163,000	1,061,769
GLP Capital LP	5.375	04-15-26	2,920,000	2,928,672
Host Hotels & Resorts LP	3.375	12-15-29	3,827,000	3,439,317
Host Hotels & Resorts LP	3.500	09-15-30	2,433,000	2,170,423
Host Hotels & Resorts LP	3.875	04-01-24	5,971,000	5,949,804
Host Hotels & Resorts LP	4.000	06-15-25	4,759,000	4,709,850
Host Hotels & Resorts LP	4.500	02-01-26	1,798,000	1,797,191
SBA Tower Trust (B)	2.836	01-15-25	1,559,000	1,520,734
Ventas Realty LP	3.500	02-01-25	1,272,000	1,261,519
VICI Properties LP (B)	4.125	08-15-30	734,000	673,247
VICI Properties LP	4.375	05-15-25	993,000	987,300
VICI Properties LP (B)	4.625	12-01-29	1,413,000	1,328,220
VICI Properties LP	5.125	05-15-32	600,000	594,948
Utilities 1.1%				25,511,595
Electric utilities 0.8%
ABY Transmision Sur SA (B)	6.875	04-30-43	1,755,256	2,071,202
Emera US Finance LP	3.550	06-15-26	1,561,000	1,525,582
NRG Energy, Inc. (B)	2.450	12-02-27	2,593,000	2,287,015
NRG Energy, Inc. (B)	4.450	06-15-29	1,913,000	1,814,078
Vistra Operations Company LLC (B)	3.550	07-15-24	4,086,000	4,008,654
Vistra Operations Company LLC (B)	3.700	01-30-27	4,772,000	4,493,965
Vistra Operations Company LLC (B)	4.300	07-15-29	3,970,000	3,713,041
Independent power and renewable electricity producers 0.1%
AES Panama Generation Holdings SRL (B)	4.375	05-31-30	1,898,000	1,736,670
Multi-utilities 0.2%
Dominion Energy, Inc.	3.375	04-01-30	2,375,000	2,222,961

NiSource, Inc.	3.600	05-01-30	1,749,000	1,638,427
Municipal bonds 0.9%				$20,775,892
(Cost $25,449,791)
Foothill-Eastern Transportation Corridor Agency (California)	4.094	01-15-49	2,909,000	2,545,356
24	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Golden State Tobacco Securitization Corp. (California)	4.214	06-01-50	1,834,000	$1,475,114
Maryland Health & Higher Educational Facilities Authority	3.197	07-01-50	5,081,000	3,785,081
Mississippi Hospital Equipment & Facilities Authority	3.720	09-01-26	1,643,000	1,602,168
New Jersey Transportation Trust Fund Authority	4.081	06-15-39	2,713,000	2,398,512
New Jersey Transportation Trust Fund Authority	4.131	06-15-42	160,000	138,440
Ohio Turnpike & Infrastructure Commission	3.216	02-15-48	1,420,000	1,096,715
Regents of the University of California Medical Center Pooled Revenue	3.006	05-15-50	5,045,000	3,789,520

State Board of Administration Finance Corp. (Florida)	1.705	07-01-27	4,360,000	3,944,986
Collateralized mortgage obligations 10.6%				$246,335,138
(Cost $275,241,661)
Commercial and residential 8.6%				199,977,720
Angel Oak Mortgage Trust LLC
Series 2020-R1, Class A1 (B)(F)	0.990	04-25-53	1,405,325	1,363,843
Series 2021-2, Class A1 (B)(F)	0.985	04-25-66	1,055,096	971,413
Series 2021-4, Class A1 (B)(F)	1.035	01-20-65	2,243,980	2,027,911
Series 2021-5, Class A1 (B)(F)	0.951	07-25-66	2,940,874	2,705,709
Arroyo Mortgage Trust
Series 2021-1R, Class A1 (B)(F)	1.175	10-25-48	1,805,000	1,683,936
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class A (B)	3.218	04-14-33	1,204,000	1,163,763
Series 2015-200P, Class C (B)(F)	3.596	04-14-33	741,000	706,561
BBCMS Mortgage Trust
Series 2020-C6, Class A2	2.690	02-15-53	1,235,000	1,203,789
BBCMS Trust
Series 2015-MSQ, Class D (B)(F)	3.990	09-15-32	640,000	637,585
Series 2015-SRCH, Class D (B)(F)	4.957	08-10-35	1,607,000	1,460,444
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A (1 month CME Term SOFR + 1.770%) (B)(E)	2.270	05-15-39	2,064,000	2,032,722
Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%) (B)(E)	2.819	05-15-39	773,000	761,430
BPR Trust
Series 2022-OANA, Class A (1 month CME Term SOFR + 1.898%) (B)(E)	2.680	04-15-37	5,939,000	5,782,020
BRAVO Residential Funding Trust
Series 2021-NQM1, Class A1 (B)(F)	0.941	02-25-49	1,370,187	1,293,107
BWAY Mortgage Trust
Series 2015-1740, Class XA IO (B)	0.179	01-10-35	11,465,000	258
BX Commercial Mortgage Trust
Series 2020-VKNG, Class A (1 month LIBOR + 0.930%) (B)(E)	1.805	10-15-37	2,524,261	2,458,219
Series 2021-ACNT, Class A (1 month LIBOR + 0.850%) (B)(E)	1.725	11-15-38	1,867,000	1,801,089
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-CIP, Class A (1 month LIBOR + 0.921%) (B)(E)	1.796	12-15-38	5,261,000	$5,119,311
Series 2021-VOLT, Class C (1 month LIBOR + 1.100%) (B)(E)	1.975	09-15-36	2,653,000	2,482,732
Series 2022-AHP, Class A (1 month CME Term SOFR + 0.990%) (B)(E)	1.772	01-17-39	4,515,000	4,385,777
BX Trust
Series 2021-MFM1, Class D (1 month LIBOR + 1.500%) (B)(E)	2.375	01-15-34	715,000	678,331
BXHPP Trust
Series 2021-FILM, Class C (1 month LIBOR + 1.100%) (B)(E)	1.975	08-15-36	6,514,000	6,097,520
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (B)(E)	2.625	12-15-37	696,000	675,924
Cantor Commercial Real Estate Lending
Series 2019-CF1, Class A2	3.623	05-15-52	4,116,000	4,090,984
Citigroup Commercial Mortgage Trust
Series 2019-PRM, Class A (B)	3.341	05-10-36	2,389,000	2,384,756
Series 2019-SMRT, Class A (B)	4.149	01-10-36	1,251,000	1,254,388
Series 2020-GC46, Class A2	2.708	02-15-53	3,606,000	3,506,061
COLT Mortgage Loan Trust
Series 2021-2, Class A1 (B)(F)	0.924	08-25-66	2,309,989	2,047,856
Series 2021-3, Class A1 (B)(F)	0.956	09-27-66	3,070,766	2,716,241
Series 2021-HX1, Class A1 (B)(F)	1.110	10-25-66	2,698,595	2,488,342
COLT Trust
Series 2020-RPL1, Class A1 (B)(F)	1.390	01-25-65	3,730,092	3,418,697
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.435	08-15-45	1,490,851	15
Series 2012-CR3, Class XA IO	1.827	10-15-45	5,755,143	4,153
Series 2014-CR15, Class XA IO	0.632	02-10-47	3,694,058	35,312
Series 2020-CX, Class D (B)(F)	2.683	11-10-46	1,509,000	1,213,403
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG)
Series 2018-COR3, Class XA IO	0.437	05-10-51	25,708,030	572,125
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (B)(F)	4.394	08-10-30	1,135,000	1,104,887
Series 2017-PANW, Class A (B)	3.244	10-10-29	399,000	388,371
Series 2020-CBM, Class A2 (B)	2.896	02-10-37	1,742,000	1,656,057
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class B (1 month LIBOR + 1.230%) (B)(E)	2.105	05-15-36	1,000,000	979,983
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (B)(E)	2.475	05-15-36	2,230,000	2,179,654
Series 2020-NET, Class A (B)	2.257	08-15-37	746,850	695,402
Series 2021-AFC1, Class A1 (B)(F)	0.830	03-25-56	4,012,993	3,833,891
Series 2021-NQM2, Class A1 (B)(F)	1.179	02-25-66	1,803,485	1,722,133
Series 2021-NQM3, Class A1 (B)(F)	1.015	04-25-66	1,528,608	1,403,289
Series 2021-NQM5, Class A1 (B)(F)	0.938	05-25-66	1,580,334	1,383,391
Series 2021-NQM6, Class A1 (B)(F)	1.174	07-25-66	2,620,348	2,393,250
26	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-RPL2, Class A1A (B)(F)	1.115	01-25-60	4,325,779	$3,865,401
DBJPM Mortgage Trust
Series 2020-C9, Class A2	1.900	08-15-53	3,128,000	2,931,456
Deephaven Residential Mortgage Trust
Series 2021-2, Class A1 (B)(F)	0.899	04-25-66	2,396,500	2,178,167
Ellington Financial Mortgage Trust
Series 2021-1, Class A1 (B)(F)	0.797	02-25-66	820,847	752,015
Series 2021-2, Class A1 (B)(F)	0.931	06-25-66	1,786,105	1,628,500
Flagstar Mortgage Trust
Series 2021-1, Class A2 (B)(F)	2.500	02-01-51	3,513,128	3,079,337
GCAT Trust
Series 2021-NQM1, Class A1 (B)(F)	0.874	01-25-66	1,476,397	1,370,649
Series 2021-NQM2, Class A1 (B)(F)	1.036	05-25-66	1,303,960	1,197,892
Series 2021-NQM3, Class A1 (B)(F)	1.091	05-25-66	2,164,305	1,992,830
GS Mortgage Securities Trust
Series 2015-590M, Class C (B)(F)	3.805	10-10-35	1,475,000	1,404,877
Series 2017-485L, Class C (B)(F)	3.982	02-10-37	1,005,000	932,493
Series 2019-GC40, Class A2	2.971	07-10-52	3,315,000	3,261,817
Series 2020-UPTN, Class A (B)	2.751	02-10-37	1,234,000	1,177,593
Series 2021-STAR, Class A (1 month LIBOR + 0.950%) (B)(E)	1.825	12-15-36	4,900,000	4,725,612
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class A1 (B)(F)	1.382	09-27-60	487,589	474,766
Series 2021-NQM1, Class A1 (B)(F)	1.017	07-25-61	969,596	921,477
Imperial Fund Mortgage Trust
Series 2021-NQM1, Class A1 (B)(F)	1.071	06-25-56	1,324,293	1,225,038
IMT Trust
Series 2017-APTS, Class AFX (B)	3.478	06-15-34	432,000	425,574
Series 2017-APTS, Class CFX (B)(F)	3.497	06-15-34	575,000	556,292
Irvine Core Office Trust
Series 2013-IRV, Class A2 (B)(F)	3.173	05-15-48	2,503,736	2,492,964
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (B)	1.431	07-05-32	6,096,784	61
Series 2022-OPO, Class A (B)	3.024	01-05-39	2,416,000	2,252,343
KNDL Mortgage Trust
Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) (B)(E)	1.925	05-15-36	2,780,000	2,696,298
Life Mortgage Trust
Series 2021-BMR, Class A (1 month LIBOR + 0.700%) (B)(E)	1.575	03-15-38	2,598,973	2,488,342
Series 2021-BMR, Class D (1 month LIBOR + 1.400%) (B)(E)	2.275	03-15-38	2,127,147	1,995,281
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%) (B)(E)	2.095	05-15-39	5,849,000	5,731,939
MFA Trust
Series 2021-NQM1, Class A1 (B)(F)	1.153	04-25-65	1,190,272	1,135,979
MHP Trust
Series 2022-MHIL, Class A (1 month CME Term SOFR + 0.815%) (B)(E)	1.596	01-15-27	2,898,000	2,781,985
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	27

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Morgan Stanley Capital I Trust
Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (B)(E)	2.275	11-15-34	1,882,000	$1,861,950
Natixis Commercial Mortgage Securities Trust
Series 2018-ALXA, Class C (B)(F)	4.316	01-15-43	520,000	484,991
New Residential Mortgage Loan Trust
Series 2020-1A, Class A1B (B)(F)	3.500	10-25-59	1,146,924	1,112,459
NMLT Trust
Series 2021-INV1, Class A1 (B)(F)	1.185	05-25-56	3,753,502	3,400,840
NYMT Loan Trust
Series 2022-CP1, Class A1 (B)	2.042	07-25-61	1,372,512	1,304,836
OBX Trust
Series 2020-EXP2, Class A3 (B)(F)	2.500	05-25-60	778,481	734,497
Series 2021-NQM2, Class A1 (B)(F)	1.101	05-25-61	2,393,879	2,148,929
Series 2021-NQM3, Class A1 (B)(F)	1.054	07-25-61	2,837,904	2,561,982
One Market Plaza Trust
Series 2017-1MKT, Class D (B)	4.146	02-10-32	460,000	438,676
Provident Funding Mortgage Trust
Series 2020-F1, Class A2 (B)(F)	2.000	01-25-36	3,143,032	2,872,927
SLG Office Trust
Series 2021-OVA, Class C (B)	2.851	07-15-41	4,660,000	3,887,761
SMRT
Series 2022-MINI, Class A (1 month CME Term SOFR + 1.000%) (B)(E)	1.782	01-15-39	6,138,000	5,922,987
Starwood Mortgage Residential Trust
Series 2021-2, Class A1 (B)(F)	0.943	05-25-65	1,577,725	1,490,189
Series 2022-1, Class A1 (B)(F)	2.447	12-25-66	2,867,406	2,695,475
Towd Point Mortgage Trust
Series 2015-1, Class A5 (B)(F)	3.183	10-25-53	912,000	899,366
Series 2015-6, Class M2 (B)(F)	3.750	04-25-55	1,775,000	1,711,143
Series 2017-2, Class A1 (B)(F)	2.750	04-25-57	73,550	73,304
Series 2018-1, Class A1 (B)(F)	3.000	01-25-58	401,784	397,597
Series 2018-4, Class A1 (B)(F)	3.000	06-25-58	1,565,402	1,514,549
Series 2019-1, Class A1 (B)(F)	3.659	03-25-58	1,493,150	1,473,613
Series 2019-4, Class A1 (B)(F)	2.900	10-25-59	1,655,820	1,601,295
Series 2020-4, Class A1 (B)	1.750	10-25-60	2,155,275	2,001,203
Verus Securitization Trust
Series 2020-5, Class A1 (B)	1.218	05-25-65	711,937	680,267
Series 2021-1, Class A1 (B)(F)	0.815	01-25-66	1,691,889	1,612,390
Series 2021-3, Class A1 (B)(F)	1.046	06-25-66	2,259,251	2,094,633
Series 2021-4, Class A1 (B)(F)	0.938	07-25-66	1,266,268	1,117,979
Series 2021-5, Class A1 (B)(F)	1.013	09-25-66	2,505,341	2,239,474
Series 2021-R2, Class A1 (B)(F)	0.918	02-25-64	1,278,657	1,246,848
Visio Trust
Series 2020-1R, Class A1 (B)	1.312	11-25-55	2,197,425	2,138,883
Wells Fargo Commercial Mortgage Trust
Series 2019-C51, Class A2	3.039	06-15-52	3,654,451	3,611,396
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (B)	1.837	11-15-45	2,780,989	2,268
28	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency 2.0%				$46,357,418
Federal Home Loan Mortgage Corp.
Series 2022-DNA1, Class M1A (1 month SOFR + 1.000%) (B)(E)	1.584	01-25-42	3,149,000	3,077,656
Series 2022-DNA2, Class M1A (1 month SOFR + 1.300%) (B)(E)	1.884	02-25-42	2,281,751	2,244,532
Series 2022-DNA2, Class M1B (1 month SOFR + 2.400%) (B)(E)	2.984	02-25-42	2,734,000	2,590,196
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%) (B)(E)	2.584	04-25-42	2,866,868	2,857,082
Series 2022-DNA3, Class M1B (1 month SOFR + 2.900%) (B)(E)	3.484	04-25-42	1,609,000	1,556,619
Series 2022-DNA4, Class M1A (1 month SOFR + 2.200%) (B)(E)	2.551	05-25-42	2,238,000	2,231,019
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%) (B)(E)	3.701	05-25-42	2,413,000	2,390,340
Series K022, Class X1 IO	1.136	07-25-22	21,874,827	12,162
Series K030, Class X1 IO	0.257	04-25-23	186,628,676	209,173
Series K038, Class X1 IO	1.090	03-25-24	19,858,311	328,762
Series K048, Class X1 IO	0.226	06-25-25	87,716,877	556,721
Federal National Mortgage Association
Series 2022-R03, Class 1M1 (1 month SOFR + 2.100%) (B)(E)	2.684	03-25-42	2,809,727	2,802,754
Series 2022-R04, Class 1M1 (1 month SOFR + 2.000%) (B)(E)	2.584	03-25-42	1,193,231	1,183,513
Government National Mortgage Association
Series 2012-114, Class IO	0.659	01-16-53	465,462	8,537
Series 2016-174, Class IO	0.848	11-16-56	4,240,914	195,527
Series 2017-109, Class IO	0.289	04-16-57	5,101,498	123,386
Series 2017-124, Class IO	0.608	01-16-59	3,502,213	122,897
Series 2017-140, Class IO	0.489	02-16-59	2,089,846	78,040
Series 2017-169, Class IO	0.589	01-16-60	5,906,859	237,459
Series 2017-20, Class IO	0.611	12-16-58	9,760,945	324,650
Series 2017-22, Class IO	0.774	12-16-57	1,070,005	46,967
Series 2017-41, Class IO	0.626	07-16-58	4,805,523	168,561
Series 2017-46, Class IO	0.645	11-16-57	5,288,471	214,223
Series 2017-61, Class IO	0.769	05-16-59	2,639,787	116,511
Series 2018-114, Class IO	0.710	04-16-60	2,577,664	120,238
Series 2018-158, Class IO	0.756	05-16-61	13,583,920	779,898
Series 2018-69, Class IO	0.601	04-16-60	2,207,501	116,689
Series 2018-9, Class IO	0.460	01-16-60	4,178,591	164,499
Series 2019-131, Class IO	0.802	07-16-61	6,352,717	389,269
Series 2020-100, Class IO	0.794	05-16-62	9,041,754	610,144
Series 2020-108, Class IO	0.842	06-16-62	25,037,014	1,655,492
Series 2020-114, Class IO	0.798	09-16-62	31,543,204	2,143,515
Series 2020-118, Class IO	0.900	06-16-62	21,460,117	1,509,449
Series 2020-119, Class IO	0.633	08-16-62	9,387,174	539,274
Series 2020-120, Class IO	0.769	05-16-62	24,670,762	1,650,526
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	29

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2020-137, Class IO	0.793	09-16-62	30,738,920	$1,983,724
Series 2020-150, Class IO	0.952	12-16-62	16,234,125	1,245,352
Series 2020-170, Class IO	0.821	11-16-62	21,098,925	1,490,542
Series 2020-92, Class IO	0.876	02-16-62	20,372,454	1,453,699
Series 2021-10, Class IO	0.986	05-16-63	15,153,698	1,213,969
Series 2021-11, Class IO	1.020	12-16-62	24,015,801	1,903,156
Series 2021-3, Class IO	0.866	09-16-62	37,146,424	2,674,691
Series 2021-40, Class IO	0.822	02-16-63	7,348,312	522,865

Series 2022-21, Class IO	0.785	10-16-63	7,009,315	513,140
Asset backed securities 16.1%				$374,681,264
(Cost $403,142,549)
Asset backed securities 16.1%				374,681,264
ABPCI Direct Lending Fund I, Ltd.
Series 2020-1A, Class A (B)	3.199	12-20-30	3,397,000	3,230,109
AGL CLO 5, Ltd.
Series 2020-5A, Class A1R (3 month LIBOR + 1.160%) (B)(E)	2.223	07-20-34	3,500,678	3,390,715
Aimco CLO 12, Ltd.
Series 2020-12A, Class AR (3 month CME Term SOFR + 1.170%) (B)(E)	2.021	01-17-32	4,562,000	4,434,455
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 (B)	1.937	08-15-46	5,352,000	4,832,968
AmeriCredit Automobile Receivables Trust
Series 2020-1, Class C	1.590	10-20-25	3,171,000	3,111,331
AMSR Trust
Series 2020-SFR1, Class A (B)	1.819	04-17-37	2,349,745	2,228,921
Series 2020-SFR2, Class A (B)	1.632	07-17-37	5,654,000	5,290,675
Series 2020-SFR4, Class A (B)	1.355	11-17-37	4,134,000	3,821,238
Series 2021-SFR1, Class B (B)(F)	2.153	06-17-38	2,507,000	2,174,553
Series 2021-SFR4, Class A (B)	2.117	12-17-38	1,578,000	1,439,997
Apex Credit CLO, Ltd.
Series 2020-1A, Class A1R (3 month CME Term SOFR + 1.230%) (B)(E)	2.081	10-20-31	5,050,000	4,847,525
Applebee’s Funding LLC
Series 2019-1A, Class A2I (B)	4.194	06-05-49	3,930,300	3,858,006
Aqua Finance Trust
Series 2021-A, Class A (B)	1.540	07-17-46	1,423,085	1,338,780
Arby’s Funding LLC
Series 2020-1A, Class A2 (B)	3.237	07-30-50	3,721,710	3,416,429
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class A (B)	2.360	03-20-26	3,497,000	3,351,528
Series 2020-1A, Class A (B)	2.330	08-20-26	2,588,000	2,478,625
Bain Capital Credit CLO, Ltd.
Series 2017-1A, Class BR (3 month LIBOR + 1.500%) (B)(E)	2.563	07-20-30	2,840,000	2,703,288
30	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Balboa Bay Loan Funding, Ltd.
Series 2021-1A, Class A (3 month LIBOR + 1.200%) (B)(E)	2.263	07-20-34	1,277,000	$1,239,533
Barings CLO, Ltd.
Series 2013-IA, Class AR (3 month LIBOR + 0.800%) (B)(E)	1.863	01-20-28	3,479,421	3,456,923
Beacon Container Finance II LLC
Series 2021-1A, Class A (B)	2.250	10-22-46	4,188,533	3,764,202
Benefit Street Partners CLO XX, Ltd.
Series 2020-20A, Class AR (3 month LIBOR + 1.170%) (B)(E)	2.214	07-15-34	5,148,000	4,997,436
Bojangles Issuer LLC
Series 2020-1A, Class A2 (B)	3.832	10-20-50	856,853	819,278
BRE Grand Islander Timeshare Issuer LLC
Series 2019-A, Class A (B)	3.280	09-26-33	1,118,412	1,085,695
Carlyle U.S. CLO, Ltd.
Series 2019-2A, Class A1R (3 month LIBOR + 1.120%) (B)(E)	2.164	07-15-32	1,620,000	1,581,501
CARS-DB4 LP
Series 2020-1A, Class A1 (B)	2.690	02-15-50	3,074,774	2,941,425
CF Hippolyta LLC
Series 2020-1, Class A1 (B)	1.690	07-15-60	3,801,679	3,487,183
Series 2021-1A, Class A1 (B)	1.530	03-15-61	3,467,397	3,125,068
Chase Auto Credit Linked Notes
Series 2021-3, Class B (B)	0.760	02-26-29	1,681,673	1,622,727
CLI Funding VI LLC
Series 2020-1A, Class A (B)	2.080	09-18-45	4,413,344	3,991,995
CLI Funding VIII LLC
Series 2021-1A, Class A (B)	1.640	02-18-46	3,605,883	3,229,635
Series 2022-1A, Class A1 (B)	2.720	01-18-47	2,394,357	2,154,342
DataBank Issuer
Series 2021-1A, Class A2 (B)	2.060	02-27-51	5,539,000	5,025,718
Series 2021-2A, Class A2 (B)	2.400	10-25-51	2,501,000	2,264,711
DB Master Finance LLC
Series 2017-1A, Class A2II (B)	4.030	11-20-47	1,463,060	1,432,823
Series 2021-1A, Class A2I (B)	2.045	11-20-51	5,953,085	5,340,483
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A (B)	1.760	04-15-49	3,777,000	3,370,482
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (B)	4.118	07-25-47	4,082,780	3,977,473
Series 2019-1A, Class A2 (B)	3.668	10-25-49	1,297,143	1,198,887
Series 2021-1A, Class A2I (B)	2.662	04-25-51	2,726,460	2,431,798
Driven Brands Funding LLC
Series 2018-1A, Class A2 (B)	4.739	04-20-48	1,248,000	1,234,594
Series 2020-2A, Class A2 (B)	3.237	01-20-51	2,633,663	2,357,352
Series 2021-1A, Class A2 (B)	2.791	10-20-51	3,312,355	2,870,159
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	31

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Eaton Vance CLO, Ltd.
Series 2020-2A, Class AR (3 month LIBOR + 1.150%) (B)(E)	2.194	01-15-35	2,573,000	$2,498,988
Series 2020-2A, Class BR (3 month LIBOR + 1.700%) (B)(E)	2.744	01-15-35	2,210,000	2,122,835
Elara HGV Timeshare Issuer LLC
Series 2019-A, Class A (B)	2.610	01-25-34	937,170	901,648
Elmwood CLO IV, Ltd.
Series 2020-1A, Class A (3 month LIBOR + 1.240%) (B)(E)	2.284	04-15-33	2,627,000	2,573,772
Exeter Automobile Receivables Trust
Series 2021-1A, Class C	0.740	01-15-26	1,671,000	1,638,220
FirstKey Homes Trust
Series 2020-SFR1, Class A (B)	1.339	08-17-37	3,673,297	3,406,966
Series 2020-SFR2, Class A (B)	1.266	10-19-37	5,203,639	4,787,157
Series 2021-SFR1, Class A (B)	1.538	08-17-38	2,598,848	2,354,264
Series 2021-SFR1, Class C (B)	1.888	08-17-38	4,249,000	3,793,222
Five Guys Funding LLC
Series 2017-1A, Class A2 (B)	4.600	07-25-47	2,395,895	2,354,827
FOCUS Brands Funding LLC
Series 2017-1A, Class A2IB (B)	3.857	04-30-47	1,163,182	1,127,761
Goldentree Loan Management US CLO 6, Ltd.
Series 2019-6A, Class AR (3 month CME Term SOFR + 1.320%) (B)(E)	2.171	04-20-35	4,920,000	4,762,117
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 (B)	3.208	01-22-29	2,744,000	2,632,465
Series 2021-1A, Class A2 (B)	2.773	04-20-29	2,612,000	2,483,476
HalseyPoint CLO II, Ltd.
Series 2020-2A, Class B (3 month LIBOR + 1.640%) (B)(E)	2.703	07-20-31	2,631,000	2,483,559
HI-FI Music IP Issuer LP
Series 2022-1A, Class A2 (B)	3.939	02-01-62	2,275,000	2,228,028
Hilton Grand Vacations Trust
Series 2017-AA, Class A (B)	2.660	12-26-28	820,260	808,166
Series 2018-AA, Class A (B)	3.540	02-25-32	669,125	662,198
Home Partners of America Trust
Series 2019-1, Class A (B)	2.908	09-17-39	4,039,749	3,772,825
Series 2021-1, Class A (B)	1.698	09-17-41	4,323,598	3,766,564
Series 2021-2, Class A (B)	1.901	12-17-26	1,752,183	1,592,671
Hotwire Funding LLC
Series 2021-1, Class A2 (B)	2.311	11-20-51	1,661,000	1,490,818
Jack in the Box Funding LLC
Series 2019-1A, Class A23 (B)	4.970	08-25-49	1,982,900	1,904,066
Series 2022-1A, Class A2I (B)	3.445	02-26-52	3,094,450	2,885,380
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A2FX (B)	2.730	10-25-48	396,026	393,877
32	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Madison Park Funding XXIII, Ltd.
Series 2017-23A, Class AR (3 month LIBOR + 0.970%) (B)(E)	2.195	07-27-31	4,864,000	$4,803,224
Series 2017-23A, Class BR (3 month LIBOR + 1.550%) (B)(E)	2.775	07-27-31	3,454,000	3,440,685
Marathon CLO X, Ltd.
Series 2017-10A, Class A1AR (3 month LIBOR + 1.000%) (B)(E)	2.411	11-15-29	3,551,450	3,506,677
Monroe Capital Funding, Ltd.
Series 2021-1A, Class A2 (B)	2.815	04-22-31	4,667,000	4,359,652
MVW Owner Trust
Series 2018-1A, Class A (B)	3.450	01-21-36	1,160,588	1,148,342
Navient Private Education Loan Trust
Series 2016-AA, Class A2A (B)	3.910	12-15-45	535,974	536,351
Navient Private Education Refi Loan Trust
Series 2019-EA, Class A2A (B)	2.640	05-15-68	1,074,161	1,047,280
Series 2019-FA, Class A2 (B)	2.600	08-15-68	1,384,178	1,346,498
Series 2020-BA, Class A2 (B)	2.120	01-15-69	2,431,813	2,366,070
Series 2020-GA, Class A (B)	1.170	09-16-69	2,427,318	2,314,257
Series 2020-HA, Class A (B)	1.310	01-15-69	3,148,601	3,025,034
Series 2021-A, Class A (B)	0.840	05-15-69	2,896,264	2,679,898
Navient Student Loan Trust
Series 2020-2A, Class A1A (B)	1.320	08-26-69	2,093,726	1,873,557
Neighborly Issuer LLC
Series 2021-1A, Class A2 (B)	3.584	04-30-51	4,742,100	4,169,425
Series 2022-1A, Class A2 (B)	3.695	01-30-52	1,982,033	1,766,572
Neuberger Berman CLO XX, Ltd.
Series 2015-20A, Class ARR (3 month LIBOR + 1.160%) (B)(E)	2.204	07-15-34	1,028,000	999,107
Series 2015-20A, Class BRR (3 month LIBOR + 1.650%) (B)(E)	2.694	07-15-34	1,022,000	977,630
Neuberger Berman Loan Advisers CLO 34, Ltd.
Series 2019-34A, Class A1R (3 month CME Term SOFR + 1.240%) (B)(E)	2.091	01-20-35	2,563,000	2,498,647
Series 2019-34A, Class BR (3 month CME Term SOFR + 1.750%) (B)(E)	2.601	01-20-35	2,563,000	2,449,442
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 (B)	1.910	10-20-61	4,682,000	4,175,060
Series 2021-1, Class B1 (B)	2.410	10-20-61	1,418,000	1,248,624
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A (B)	3.844	12-25-25	812,783	778,998
Series 2021-FHT1, Class A (B)	3.104	07-25-26	801,106	737,190
Oaktree CLO, Ltd.
Series 2021-1A, Class A1 (3 month LIBOR + 1.160%) (B)(E)	2.204	07-15-34	3,831,000	3,706,496
Ocean Trails CLO X
Series 2020-10A, Class AR (3 month LIBOR + 1.220%) (B)(E)	2.264	10-15-34	2,150,000	2,066,496
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	33

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
OCP CLO, Ltd.
Series 2020-19A, Class AR (3 month LIBOR + 1.150%) (B)(E)	2.213	10-20-34	1,573,000	$1,522,868
Oxford Finance Funding LLC
Series 2019-1A, Class A2 (B)	4.459	02-15-27	1,102,258	1,099,659
Series 2020-1A, Class A2 (B)	3.101	02-15-28	2,689,223	2,673,706
Palmer Square Loan Funding, Ltd.
Series 2021-3A, Class A2 (3 month LIBOR + 1.400%) (B)(E)	2.463	07-20-29	2,332,000	2,261,802
Progress Residential Trust
Series 2020-SFR1, Class A (B)	1.732	04-17-37	1,674,000	1,587,519
Series 2021-SFR2, Class A (B)	1.546	04-19-38	6,717,000	6,116,079
Series 2021-SFR5, Class A (B)	1.427	07-17-38	4,770,000	4,293,096
Series 2021-SFR8, Class B (B)	1.681	10-17-38	1,602,000	1,430,559
Santander Revolving Auto Loan Trust
Series 2019-A, Class A (B)	2.510	01-26-32	4,824,000	4,668,038
SCF Equipment Leasing LLC
Series 2019-2A, Class C (B)	3.110	06-21-27	4,200,000	4,011,368
Series 2021-1A, Class B (B)	1.370	08-20-29	2,386,000	2,211,532
ServiceMaster Funding LLC
Series 2020-1, Class A2II (B)	3.337	01-30-51	1,227,463	1,065,312
SERVPRO Master Issuer LLC
Series 2021-1A, Class A2 (B)	2.394	04-25-51	2,473,020	2,145,686
Sesac Finance LLC
Series 2019-1, Class A2 (B)	5.216	07-25-49	3,522,395	3,422,267
Sierra Timeshare Receivables Funding LLC
Series 2018-3A, Class A (B)	3.690	09-20-35	377,972	377,969
Series 2019-1A, Class A (B)	3.200	01-20-36	370,920	366,992
Series 2021-1A, Class A (B)	0.990	11-20-37	2,120,126	1,994,382
SMB Private Education Loan Trust
Series 2019-B, Class A2A (B)	2.840	06-15-37	2,780,494	2,716,820
Series 2020-PTA, Class A2A (B)	1.600	09-15-54	1,990,634	1,834,930
Series 2021-A, Class APT2 (B)	1.070	01-15-53	1,265,962	1,139,690
SoFi Professional Loan Program LLC
Series 2019-B, Class A2FX (B)	3.090	08-17-48	557,519	549,912
Sonic Capital LLC
Series 2020-1A, Class A2I (B)	3.845	01-20-50	3,031,995	2,887,530
Series 2020-1A, Class A2II (B)	4.336	01-20-50	2,308,875	2,173,312
Series 2021-1A, Class A2I (B)	2.190	08-20-51	2,612,467	2,187,024
Sound Point CLO XXVII, Ltd.
Series 2020-2A, Class AR (3 month LIBOR + 1.180%) (B)(E)	2.364	10-25-34	3,906,000	3,780,645
Series 2020-2A, Class B1R (3 month LIBOR + 1.650%) (B)(E)	2.834	10-25-34	1,324,000	1,250,065
Starwood Property Mortgage Trust
Series 2021-SIF2A, Class A1 (3 month CME Term SOFR + 1.550%) (B)(E)	1.609	01-15-33	3,948,000	3,869,462
Sunbird Engine Finance LLC
Series 2020-1A, Class A (B)	3.671	02-15-45	832,057	721,988
34	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Taco Bell Funding LLC
Series 2021-1A, Class A2I (B)	1.946	08-25-51	5,125,245	$4,558,844
Tallman Park CLO, Ltd.
Series 2021-1A, Class A (3 month LIBOR + 1.060%) (B)(E)	2.123	04-20-34	3,158,000	3,077,578
TIF Funding II LLC
Series 2020-1A, Class A (B)	2.090	08-20-45	4,972,885	4,528,770
Series 2021-1A, Class A (B)	1.650	02-20-46	2,178,900	1,888,757
Toyota Auto Loan Extended Note Trust
Series 2019-1A, Class A (B)	2.560	11-25-31	7,265,000	7,127,931
Tricon American Homes Trust
Series 2020-SFR1, Class A (B)	1.499	07-17-38	7,484,715	6,769,876
Series 2020-SFR2, Class A (B)	1.482	11-17-39	5,901,150	5,100,638
Triton Container Finance VIII LLC
Series 2020-1A, Class A (B)	2.110	09-20-45	5,174,033	4,679,496
Series 2021-1A, Class A (B)	1.860	03-20-46	3,010,585	2,642,779
Vantage Data Centers Issuer LLC
Series 2019-1A, Class A2 (B)	3.188	07-15-44	3,277,325	3,192,959
Vantage Data Centers LLC
Series 2020-1A, Class A2 (B)	1.645	09-15-45	3,094,000	2,820,414
Series 2020-2A, Class A2 (B)	1.992	09-15-45	2,374,000	2,095,509
VCP RRL ABS I, Ltd.
Series 2021-1A, Class A (B)	2.152	10-20-31	1,327,783	1,319,014
VR Funding LLC
Series 2020-1A, Class A (B)	2.790	11-15-50	3,701,454	3,398,186
VSE VOI Mortgage LLC
Series 2017-A, Class A (B)	2.330	03-20-35	1,202,567	1,171,178
Wendy’s Funding LLC
Series 2021-1A, Class A2I (B)	2.370	06-15-51	2,903,063	2,524,770
Westgate Resorts LLC
Series 2022-1A, Class A (B)	1.788	08-20-36	3,154,192	3,039,996
Willis Engine Structured Trust V
Series 2020-A, Class A (B)	3.228	03-15-45	692,469	589,736
Wingstop Funding LLC
Series 2020-1A, Class A2 (B)	2.841	12-05-50	5,225,740	4,613,910
Zaxby’s Funding LLC
Series 2021-1A, Class A2 (B)	3.238	07-30-51	3,177,985	2,783,063

	Shares	Value
Preferred securities 0.1%		$1,721,892
(Cost $1,713,305)
Financials 0.0%		301,546
Banks 0.0%
Wells Fargo & Company, 7.500%	238	301,546
Utilities 0.1%		1,420,346
Electric utilities 0.1%
NextEra Energy, Inc., 5.279%	26,150	1,283,965
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	35

	Shares	Value
Utilities (continued)
Multi-utilities 0.0%
DTE Energy Company, 6.250%	2,582	$136,381

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 5.3%				$122,896,881
(Cost $122,896,830)
U.S. Government Agency 2.0%				46,847,000
Federal Agricultural Mortgage Corp. Discount Note	0.500	06-01-22	14,482,000	14,482,000
Federal Home Loan Bank Discount Note	0.500	06-01-22	32,365,000	32,365,000

	Yield (%)	Shares	Value
Short-term funds 0.1%			819,881
John Hancock Collateral Trust (G)	0.8437(H)	81,999	819,881

	Par value^	Value
Repurchase agreement 3.2%		75,230,000
Repurchase Agreement with State Street Corp. dated 5-31-22 at 0.060% to be repurchased at $75,230,125 on 6-1-22, collateralized by $83,771,300 U.S. Treasury Notes, 0.625% - 2.250% due 11-15-27 to 11-30-27 (valued at $76,734,682)	75,230,000	75,230,000

Total investments (Cost $2,606,095,135) 104.1%	$2,420,537,603
Other assets and liabilities, net (4.1%)	(95,165,594)
Total net assets 100.0%	$2,325,372,009

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $743,038,118 or 32.0% of the fund’s net assets as of 5-31-22.
(C)	All or a portion of this security is on loan as of 5-31-22.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
36	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(H)	The rate shown is the annualized seven-day yield as of 5-31-22.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	37

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
U.S. Treasury Long Bond Futures	84	Long	Sep 2022	$11,863,920	$11,712,750	$(151,170)
						$(151,170)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 5-31-22, the aggregate cost of investments for federal income tax purposes was $2,615,784,740. Net unrealized depreciation aggregated to $195,398,307, of which $2,039,977 related to gross unrealized appreciation and $197,438,284 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
38	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-22

Assets
Unaffiliated investments, at value (Cost $2,605,275,305) including $807,047 of securities loaned	$2,419,717,722
Affiliated investments, at value (Cost $819,830)	819,881
Total investments, at value (Cost $2,606,095,135)	2,420,537,603
Cash	8,791,900
Collateral held at broker for futures contracts	500,000
Dividends and interest receivable	12,638,071
Receivable for fund shares sold	10,012,636
Receivable for investments sold	20,016,288
Receivable for delayed delivery securities sold	48,763,138
Receivable for securities lending income	1,297
Receivable from affiliates	10,826
Other assets	238,511
Total assets	2,521,510,270
Liabilities
Payable for futures variation margin	126,000
Distributions payable	245,556
Payable for investments purchased	14,138,054
Payable for delayed delivery securities purchased	174,596,992
Payable for fund shares repurchased	5,514,028
Payable upon return of securities loaned	825,780
Payable to affiliates
Accounting and legal services fees	109,902
Transfer agent fees	156,483
Distribution and service fees	14,657
Trustees’ fees	564
Other liabilities and accrued expenses	410,245
Total liabilities	196,138,261
Net assets	$2,325,372,009
Net assets consist of
Paid-in capital	$2,620,677,956
Total distributable earnings (loss)	(295,305,947)
Net assets	$2,325,372,009

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	39

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($545,423,133 ÷ 56,643,021 shares)[1]	$9.63
Class C ($15,099,923 ÷ 1,568,057 shares)[1]	$9.63
Class I ($993,906,469 ÷ 103,173,738 shares)	$9.63
Class R2 ($7,318,652 ÷ 759,866 shares)	$9.63
Class R4 ($366,531 ÷ 38,048 shares)	$9.63
Class R6 ($763,257,301 ÷ 79,228,980 shares)	$9.63
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.03

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
40	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 5-31-22

Investment income
Interest	$68,044,098
Dividends	109,710
Securities lending	13,676
Total investment income	68,167,484
Expenses
Investment management fees	10,667,697
Distribution and service fees	1,752,275
Accounting and legal services fees	375,268
Transfer agent fees	2,197,353
Trustees’ fees	42,883
Custodian fees	288,709
State registration fees	233,702
Printing and postage	135,696
Professional fees	135,949
Other	191,612
Total expenses	16,021,144
Less expense reductions	(1,760,945)
Net expenses	14,260,199
Net investment income	53,907,285
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(76,040,443)
Affiliated investments	(2,281)
Capital gain distributions received from affiliated investments	1,450
(76,041,274)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(222,926,742)
Affiliated investments	(356)
Futures contracts	(151,170)
(223,078,268)
Net realized and unrealized loss	(299,119,542)
Decrease in net assets from operations	$(245,212,257)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	41

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-22	Year ended 5-31-21
Increase (decrease) in net assets
From operations
Net investment income	$53,907,285	$48,602,055
Net realized gain (loss)	(76,041,274)	15,212,655
Change in net unrealized appreciation (depreciation)	(223,078,268)	(22,410,021)
Increase (decrease) in net assets resulting from operations	(245,212,257)	41,404,689
Distributions to shareholders
From earnings
Class A	(15,258,361)	(19,010,005)
Class B	—	(3,598)[1]
Class C	(332,780)	(639,579)
Class I	(34,304,425)	(43,374,990)
Class R2	(191,476)	(182,628)
Class R4	(10,340)	(16,790)
Class R6	(24,012,197)	(25,422,453)
Total distributions	(74,109,579)	(88,650,043)
From fund share transactions	(98,586,736)	715,636,016
Total increase (decrease)	(417,908,572)	668,390,662
Net assets
Beginning of year	2,743,280,581	2,074,889,919
End of year	$2,325,372,009	$2,743,280,581

[1]	Share class was redesignated during the year. Refer to Note 6 for further details.
42	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$10.88	$11.02	$10.50	$10.17	$10.48
Net investment income[1]	0.19	0.19	0.23	0.27	0.24
Net realized and unrealized gain (loss) on investments	(1.18)	0.03[2]	0.57	0.35	(0.28)
Total from investment operations	(0.99)	0.22	0.80	0.62	(0.04)
Less distributions
From net investment income	(0.24)	(0.23)	(0.28)	(0.29)	(0.27)
From net realized gain	(0.02)	(0.13)	—	—	—
Total distributions	(0.26)	(0.36)	(0.28)	(0.29)	(0.27)
Net asset value, end of period	$9.63	$10.88	$11.02	$10.50	$10.17
Total return (%)[3,4]	(9.24)	1.96	7.70	6.24	(0.35)
Ratios and supplemental data
Net assets, end of period (in millions)	$545	$610	$520	$374	$335
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.82	0.84	0.85	0.85
Expenses including reductions	0.74	0.75	0.76	0.78	0.78
Net investment income	1.78	1.70	2.18	2.65	2.35
Portfolio turnover (%)	123	122	151	111	80

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	43

CLASS C SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$10.88	$11.02	$10.50	$10.18	$10.49
Net investment income[1]	0.11	0.11	0.15	0.19	0.17
Net realized and unrealized gain (loss) on investments	(1.18)	0.03[2]	0.57	0.35	(0.28)
Total from investment operations	(1.07)	0.14	0.72	0.54	(0.11)
Less distributions
From net investment income	(0.16)	(0.15)	(0.20)	(0.22)	(0.20)
From net realized gain	(0.02)	(0.13)	—	—	—
Total distributions	(0.18)	(0.28)	(0.20)	(0.22)	(0.20)
Net asset value, end of period	$9.63	$10.88	$11.02	$10.50	$10.18
Total return (%)[3,4]	(9.92)	1.20	6.90	5.35	(1.09)
Ratios and supplemental data
Net assets, end of period (in millions)	$15	$22	$26	$19	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	1.56	1.57	1.59	1.60	1.60
Expenses including reductions	1.49	1.50	1.51	1.53	1.53
Net investment income	1.01	0.95	1.42	1.90	1.59
Portfolio turnover (%)	123	122	151	111	80

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
44	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$10.89	$11.02	$10.50	$10.18	$10.49
Net investment income[1]	0.21	0.22	0.26	0.29	0.26
Net realized and unrealized gain (loss) on investments	(1.18)	0.04[2]	0.57	0.35	(0.27)
Total from investment operations	(0.97)	0.26	0.83	0.64	(0.01)
Less distributions
From net investment income	(0.27)	(0.26)	(0.31)	(0.32)	(0.30)
From net realized gain	(0.02)	(0.13)	—	—	—
Total distributions	(0.29)	(0.39)	(0.31)	(0.32)	(0.30)
Net asset value, end of period	$9.63	$10.89	$11.02	$10.50	$10.18
Total return (%)[3]	(9.09)	2.31	7.97	6.38	(0.10)
Ratios and supplemental data
Net assets, end of period (in millions)	$994	$1,309	$930	$130	$115
Ratios (as a percentage of average net assets):
Expenses before reductions	0.56	0.57	0.59	0.61	0.60
Expenses including reductions	0.49	0.50	0.51	0.55	0.53
Net investment income	2.01	1.94	2.39	2.87	2.52
Portfolio turnover (%)	123	122	151	111	80

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	45

CLASS R2 SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$10.88	$11.02	$10.50	$10.17	$10.49
Net investment income[1]	0.17	0.17	0.22	0.25	0.23
Net realized and unrealized gain (loss) on investments	(1.17)	0.03[2]	0.57	0.36	(0.29)
Total from investment operations	(1.00)	0.20	0.79	0.61	(0.06)
Less distributions
From net investment income	(0.23)	(0.21)	(0.27)	(0.28)	(0.26)
From net realized gain	(0.02)	(0.13)	—	—	—
Total distributions	(0.25)	(0.34)	(0.27)	(0.28)	(0.26)
Net asset value, end of period	$9.63	$10.88	$11.02	$10.50	$10.17
Total return (%)[3]	(9.37)	1.82	7.57	6.08	(0.60)
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$6	$6	$—[4]	$—[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.97	0.98	1.00	1.00
Expenses including reductions	0.89	0.89	0.90	0.93	0.93
Net investment income	1.63	1.56	2.01	2.50	2.17
Portfolio turnover (%)	123	122	151	111	80

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
46	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$10.89	$11.02	$10.50	$10.18	$10.49
Net investment income[1]	0.20	0.20	0.25	0.28	0.26
Net realized and unrealized gain (loss) on investments	(1.19)	0.04[2]	0.56	0.34	(0.28)
Total from investment operations	(0.99)	0.24	0.81	0.62	(0.02)
Less distributions
From net investment income	(0.25)	(0.24)	(0.29)	(0.30)	(0.29)
From net realized gain	(0.02)	(0.13)	—	—	—
Total distributions	(0.27)	(0.37)	(0.29)	(0.30)	(0.29)
Net asset value, end of period	$9.63	$10.89	$11.02	$10.50	$10.18
Total return (%)[3]	(9.22)	2.17	7.82	6.24	(0.22)
Ratios and supplemental data
Net assets, end of period (in millions)	$—[4]	$—[4]	$1	$—[4]	$—[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.81	0.83	0.85	0.82
Expenses including reductions	0.64	0.64	0.64	0.68	0.65
Net investment income	1.87	1.81	2.29	2.76	2.46
Portfolio turnover (%)	123	122	151	111	80

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	47

CLASS R6 SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$10.89	$11.02	$10.51	$10.18	$10.49
Net investment income[1]	0.23	0.23	0.27	0.30	0.29
Net realized and unrealized gain (loss) on investments	(1.19)	0.04[2]	0.56	0.36	(0.29)
Total from investment operations	(0.96)	0.27	0.83	0.66	—
Less distributions
From net investment income	(0.28)	(0.27)	(0.32)	(0.33)	(0.31)
From net realized gain	(0.02)	(0.13)	—	—	—
Total distributions	(0.30)	(0.40)	(0.32)	(0.33)	(0.31)
Net asset value, end of period	$9.63	$10.89	$11.02	$10.51	$10.18
Total return (%)[3]	(9.00)	2.42	7.99	6.60	0.00
Ratios and supplemental data
Net assets, end of period (in millions)	$763	$795	$591	$379	$358
Ratios (as a percentage of average net assets):
Expenses before reductions	0.45	0.47	0.48	0.50	0.50
Expenses including reductions	0.39	0.39	0.40	0.43	0.43
Net investment income	2.13	2.05	2.53	3.00	2.76
Portfolio turnover (%)	123	122	151	111	80

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
48	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	49

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of May 31, 2022, by major security category or type:
	Total value at 5-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$829,392,250	—	$829,392,250	—
Foreign government obligations	7,808,370	—	7,808,370	—
Corporate bonds	816,925,916	—	816,925,916	—
Municipal bonds	20,775,892	—	20,775,892	—
Collateralized mortgage obligations	246,335,138	—	246,335,138	—
Asset backed securities	374,681,264	—	374,681,264	—
Preferred securities	1,721,892	$1,721,892	—	—
Short-term investments	122,896,881	819,881	122,077,000	—
Total investments in securities	$2,420,537,603	$2,541,773	$2,417,995,830	—
Derivatives:
Liabilities
Futures	$(151,170)	$(151,170)	—	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities.
50	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	51

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2022, the fund loaned securities valued at $807,047 and received $825,780 of cash collateral.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2022 were $11,312.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
52	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, net capital losses of $101,490,662 that are a result of security transactions occurring after October 31, 2021, are treated as occurring on June 1, 2022, the first day of the fund’s next taxable year.
As of May 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2022 and 2021 was as follows:
	May 31, 2022	May 31, 2021
Ordinary income	$68,074,855	$87,181,384
Long-term capital gains	6,034,724	1,468,659
Total	$74,109,579	$88,650,043
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2022, the components of distributable earnings on a tax basis consisted of $1,828,577 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	53

Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended May 31, 2022, the fund used futures contracts to manage duration of the portfolio. The fund held futures contracts with USD notional values ranging up to $11.7 million as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at May 31, 2022 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	—	$(151,170)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2022:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Interest rate	$(151,170)
54	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.400% of the first $1.5 billion of the fund’s average daily net assets and (b) 0.385% of the fund’s average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.38% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on September 30, 2022, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$394,752
Class C	12,467
Class I	805,222
Class R2	5,292
Class	Expense reduction
Class R4	$261
Class R6	542,549
Total	$1,760,543

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2022, were equivalent to a net annual effective rate of 0.33% of the fund’s average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	55

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $402 for Class R4 shares for the year ended May 31, 2022.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $479,133 for the year ended May 31, 2022. Of this amount, $65,491 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $413,642 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2022, CDSCs received by the Distributor amounted to $19,759 and $2,733 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
56	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

Class level expenses. Class level expenses for the year ended May 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$1,518,684	$690,909
Class C	191,541	21,787
Class I	—	1,411,152
Class R2	40,639	707
Class R4	1,411	35
Class R6	—	72,763
Total	$1,752,275	$2,197,353
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$94,650,000	2	0.641%	$3,372
Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2022 and 2021 were as follows:
	Year Ended 5-31-22		Year Ended 5-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	11,677,859	$123,778,748	16,047,845	$178,454,383
Distributions reinvested	1,403,277	14,810,680	1,653,304	18,380,269
Repurchased	(12,463,503)	(130,279,851)	(8,854,810)	(97,952,121)
Net increase	617,633	$8,309,577	8,846,339	$98,882,531
Class B shares
Sold	—	—	251	$2,815
Distributions reinvested	—	—	285	3,201
Repurchased	—	—	(82,149)	(920,469)
Net decrease	—	—	(81,613)	$(914,453)
Class C shares
Sold	192,484	$2,028,571	884,921	$9,870,312
Distributions reinvested	29,631	313,522	53,927	600,393
Repurchased	(686,415)	(7,245,279)	(1,294,064)	(14,389,512)
Net decrease	(464,300)	$(4,903,186)	(355,216)	$(3,918,807)
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	57

	Year Ended 5-31-22		Year Ended 5-31-21
	Shares	Amount	Shares	Amount
Class I shares
Sold	60,961,667	$638,565,845	81,166,979	$904,519,626
Distributions reinvested	2,902,522	30,699,000	3,489,058	38,794,632
Repurchased	(80,975,815)	(842,748,590)	(48,778,089)	(538,691,008)
Net increase (decrease)	(17,111,626)	$(173,483,745)	35,877,948	$404,623,250
Class R2 shares
Sold	320,599	$3,458,830	172,455	$1,913,986
Distributions reinvested	1,226	12,959	2,377	26,501
Repurchased	(147,099)	(1,581,592)	(146,866)	(1,638,363)
Net increase	174,726	$1,890,197	27,966	$302,124
Class R4 shares
Sold	6,882	$72,972	16,539	$183,966
Distributions reinvested	977	10,325	1,508	16,790
Repurchased	(11,077)	(121,017)	(41,121)	(460,444)
Net decrease	(3,218)	$(37,720)	(23,074)	$(259,688)
Class R6 shares
Sold	25,257,345	$268,641,034	29,990,560	$333,057,679
Distributions reinvested	2,261,347	23,862,450	2,268,335	25,217,637
Repurchased	(21,358,512)	(222,865,343)	(12,766,215)	(141,354,257)
Net increase	6,160,180	$69,638,141	19,492,680	$216,921,059
Total net increase (decrease)	(10,626,605)	$(98,586,736)	63,785,030	$715,636,016
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount repurchased of the terminated class and the amount sold of the redesignated class.
Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$541,160
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $1,059,583,306 and $1,154,696,403, respectively, for the year ended May 31, 2022. Purchases and sales of U.S. Treasury obligations aggregated $2,240,184,452 and $2,214,929,444, respectively, for the year ended May 31, 2022.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
58	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	81,999	$4,393,938	$72,195,703	$(75,767,123)	$(2,281)	$(356)	$13,676	$1,450	$819,881

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 10—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Investment Grade Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Investment Grade Bond Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
60	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $6,034,724 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	61

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Investment Grade Bond Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
62	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	63

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	189
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	189
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	189
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	189
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	189
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	189
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
64	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	1994	189
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	189
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	189
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	189
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	65

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	189
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
66	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	67

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA
Pranay Sonalkar
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
68	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2234731	55A 5/22
7/2022

Annual report
John Hancock
High Yield Fund
Fixed income
May 31, 2022

A message to shareholders
Dear shareholder,
The bond market declined for the 12 months ended May 31, 2022, reflecting a broad rise in bond yields. A recovering and growing economy, combined with supply chain shortages and increased government spending, led to the inflation rate surging to a 40-year high. To combat rising inflationary pressures, the U.S. Federal Reserve (Fed) began raising short-term interest rates in March 2022, which pushed bond yields higher and prices lower. Furthermore, the conflict between Russia and Ukraine, which created significant geopolitical and economic uncertainty, led to heightened volatility in the bond market. Although bond yields rose across the board, short-term bond yields increased the most, reflecting the Fed’s interest-rate hikes and expectations for more going forward.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
High Yield Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
25	Financial statements
28	Financial highlights
33	Notes to financial statements
45	Report of independent registered public accounting firm
46	Tax information
47	Statement regarding liquidity risk management
49	Trustees and Officers
53	More information
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks high current income. Capital appreciation is a secondary goal.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2022 (%)

The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. High Yield Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High-yield bonds lost ground
The combination of rising interest rates, geopolitical events, and concerns about the potential for slowing economic growth led to a loss for the fund’s benchmark, the ICE BofA U.S. High Yield Index.
Multiple factors weighed on returns
High yield was hurt by both rising U.S. Treasury yields and widening yield spreads.
The fund underperformed its benchmark
Sector allocations were a modest detractor from performance, as was security selection in information technology.
PORTFOLIO COMPOSITION AS OF 5/31/2022 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	3

QUALITY COMPOSITION AS OF 5/31/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-22 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2022?
High-yield bonds experienced poor performance during the period, mirroring the downturn in other higher-risk asset classes. Despite the weak returns, the investment environment was relatively benign for most of 2021. During this time, investors remained encouraged by the combination of a strong economic recovery, the gradual restoration of normal business conditions in the wake of COVID-19, and generally supportive U.S. Federal Reserve (Fed) policy.
The backdrop began to change in late 2021, when persistent inflation compelled the Fed to shift toward tighter monetary policy. U.S. Treasury yields rose sharply in early 2022 as a result, leading to poor performance even for the more credit-oriented segments of the bond market. High-yield bonds came under further pressure from the conflict between Russia and Ukraine, which not only led to heightened investor uncertainty, but also rising commodity prices, additional disruptions in global supply chains, and even greater inflationary pressures.
What elements of the fund’s positioning helped and hurt results?
Consistent with the broader environment, the fund had a negative return, just below that of the index. The fund lagged in information technology due primarily to downturn in the bonds of a travel-related company. Energy was also an area of
TOP 10 ISSUERS AS OF 5/31/2022 (% of net assets)
Sprint Corp.	1.6
Occidental Petroleum Corp.	1.6
CCO Holdings LLC	1.6
Ford Motor Company	1.5
Uber Technologies, Inc.	1.4
Netflix, Inc.	1.4
Altice	1.2
Cheniere Energy Partners LP	1.1
Radiate Holdco LLC	1.1
Travel + Leisure Company	1.0
TOTAL	13.5
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 5/31/2022 (% of net assets)
United States	85.1
Canada	4.7
Luxembourg	2.4
Ireland	1.3
France	1.2
United Kingdom	1.2
Japan	1.0
Other countries	3.1
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	5

weakness. Although the fund’s holdings in the sector posted a positive return in the aggregate, they were unable to keep pace with the even stronger showing for the energy-related securities in the index. Asset allocation was a modest detractor, with the largest adverse effects coming from overweights in communications and banking, as well as an underweight in energy. On the other hand, security selection contributed to results, led by outperformance in the communications, consumer noncyclical, and consumer cyclical segments.
How did you position the fund at the end of the period?
We had a cautious outlook on the broader asset class due to the continued prominence of important risk factors, including persistent inflation, rising rates, and the potential for slowing growth. For the past several years, high-yield companies have demonstrated improving fundamentals and worked to deleverage their balance sheets. Weaker economic conditions could lead to a reversal of these trends for lower-quality high-yield issuers, and could ultimately result in an increased default rate. We therefore reduced or eliminated positions in the bonds of companies that could be vulnerable to slower growth, while rotating toward those we view as higher quality. At the sector level, we tilted away from areas with higher economic sensitivity, including banking, automotive, airlines, and chemicals.
Can you tell us about recent and upcoming manager changes?
Effective March 31, 2022, John F. Addeo, CFA, is no longer a part of the management team. Effective June 30, 2022, Dennis F. McCafferty, CFA, will no longer manage the fund; James Gearhart, CFA, and Jonas Grazulis, CFA, will be joining the team.
MANAGED BY

Dennis F. McCafferty, CFA
Caryn E. Rothman, CFA
The views expressed in this report are exclusively those of Dennis F. McCafferty, CFA, and Caryn E. Rothman, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 5-31-22	as of 5-31-22
Class A	-9.08	1.75	4.57	9.07	56.40	5.80	5.80
Class C	-7.00	1.84	4.21	9.52	51.09	5.30	5.29
Class I1	-5.15	2.91	5.30	15.41	67.61	6.30	6.29
Class R6[1,2]	-5.05	3.02	5.21	16.03	66.10	6.39	6.39
Class NAV[1,2]	-5.05	3.03	5.36	16.09	68.64	6.41	6.40
Index††	-5.00	3.42	5.36	18.33	68.49	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	0.92	1.67	0.67	0.56	0.55
Net (%)	0.91	1.66	0.66	0.55	0.54
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the ICE BofA U.S. High Yield Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE BofA U.S. High Yield Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	5-31-12	15,109	15,109	16,849
Class I1	5-31-12	16,761	16,761	16,849
Class R6[1,2]	5-31-12	16,610	16,610	16,849
Class NAV[1,2]	5-31-12	16,864	16,864	16,849
The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. High Yield Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	Class R6 shares were first offered on 10-31-16; Class NAV shares were first offered on 10-21-13. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2021	Ending value on 5-31-2022	Expenses paid during period ended 5-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$941.00	$4.31	0.89%
	Hypothetical example	1,000.00	1,020.50	4.48	0.89%
Class C	Actual expenses/actual returns	1,000.00	937.50	7.92	1.64%
	Hypothetical example	1,000.00	1,016.80	8.25	1.64%
Class I	Actual expenses/actual returns	1,000.00	942.10	3.10	0.64%
	Hypothetical example	1,000.00	1,021.70	3.23	0.64%
Class R6	Actual expenses/actual returns	1,000.00	942.70	2.62	0.54%
	Hypothetical example	1,000.00	1,022.20	2.72	0.54%
Class NAV	Actual expenses/actual returns	1,000.00	942.70	2.57	0.53%
	Hypothetical example	1,000.00	1,022.30	2.67	0.53%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-22
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 91.2%				$1,176,040,352
(Cost $1,258,901,757)
Communication services 22.9%				295,221,315
Diversified telecommunication services 2.5%
Connect Finco SARL (A)	6.750	10-01-26	6,940,000	6,656,640
Consolidated Communications, Inc. (A)	6.500	10-01-28	3,000,000	2,601,360
Frontier Florida LLC	6.860	02-01-28	4,650,000	4,575,978
GCI LLC (A)	4.750	10-15-28	3,905,000	3,532,854
Iliad Holding SASU (A)	6.500	10-15-26	5,360,000	5,196,815
Level 3 Financing, Inc. (A)	4.625	09-15-27	3,965,000	3,652,756
Zayo Group Holdings, Inc. (A)	4.000	03-01-27	2,900,000	2,537,500
Zayo Group Holdings, Inc. (A)	6.125	03-01-28	4,215,000	3,372,000
Entertainment 4.5%
AMC Entertainment Holdings, Inc. (A)	10.000	06-15-26	6,235,000	4,777,569
Cinemark USA, Inc. (A)	8.750	05-01-25	5,250,000	5,408,021
Lions Gate Capital Holdings LLC (A)	5.500	04-15-29	6,045,000	5,259,150
Live Nation Entertainment, Inc. (A)	4.750	10-15-27	9,250,000	8,833,750
Netflix, Inc. (A)	4.875	06-15-30	5,305,000	5,214,815
Netflix, Inc. (A)	5.375	11-15-29	4,950,000	4,987,125
Netflix, Inc.	5.875	11-15-28	2,500,000	2,589,201
Netflix, Inc.	6.375	05-15-29	4,900,000	5,207,928
Playtika Holding Corp. (A)	4.250	03-15-29	4,121,000	3,608,966
ROBLOX Corp. (A)	3.875	05-01-30	5,935,000	5,266,719
WMG Acquisition Corp. (A)	3.000	02-15-31	4,745,000	4,066,465
WMG Acquisition Corp. (A)	3.875	07-15-30	3,000,000	2,757,510
Interactive media and services 3.0%
ANGI Group LLC (A)	3.875	08-15-28	3,280,000	2,748,246
Arches Buyer, Inc. (A)	6.125	12-01-28	2,677,000	2,247,690
Cars.com, Inc. (A)	6.375	11-01-28	4,120,000	3,686,070
Match Group Holdings II LLC (A)	3.625	10-01-31	3,000,000	2,549,100
Match Group Holdings II LLC (A)	5.625	02-15-29	3,300,000	3,208,260
TripAdvisor, Inc. (A)	7.000	07-15-25	3,900,000	4,034,745
Twitter, Inc. (A)	3.875	12-15-27	5,752,000	5,534,920
Twitter, Inc. (A)	5.000	03-01-30	3,670,000	3,642,475
ZipRecruiter, Inc. (A)	5.000	01-15-30	3,120,000	2,942,160
ZoomInfo Technologies LLC (A)	3.875	02-01-29	8,780,000	7,660,550
Media 9.4%
Altice Financing SA (A)	5.000	01-15-28	3,000,000	2,717,985
Altice Financing SA (A)	5.750	08-15-29	2,405,000	2,152,475
Altice France Holding SA (A)	6.000	02-15-28	2,890,000	2,414,595
Altice France Holding SA (A)	10.500	05-15-27	4,070,000	3,999,711
Altice France SA (A)	5.500	10-15-29	4,550,000	3,947,125
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	11

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
Cable One, Inc. (A)	4.000	11-15-30	4,384,000	$3,878,282
CCO Holdings LLC (A)	4.250	01-15-34	4,980,000	4,125,258
CCO Holdings LLC (A)	4.500	08-15-30	7,500,000	6,773,250
CCO Holdings LLC (A)	4.500	06-01-33	4,480,000	3,855,421
CCO Holdings LLC (A)	5.125	05-01-27	6,000,000	5,913,600
Clear Channel Outdoor Holdings, Inc. (A)	7.750	04-15-28	566,000	474,925
CSC Holdings LLC (A)	4.625	12-01-30	3,400,000	2,669,340
CSC Holdings LLC (A)	6.500	02-01-29	7,800,000	7,680,504
DISH DBS Corp.	5.875	07-15-22	4,560,000	4,560,591
Gannett Holdings LLC (A)	6.000	11-01-26	3,970,000	3,602,775
iHeartCommunications, Inc.	8.375	05-01-27	8,287,000	7,773,206
LCPR Senior Secured Financing DAC (A)	6.750	10-15-27	4,860,000	4,896,450
National CineMedia LLC	5.750	08-15-26	3,500,000	1,863,750
National CineMedia LLC (A)	5.875	04-15-28	4,252,000	3,284,160
News Corp. (A)	5.125	02-15-32	5,921,000	5,639,753
Radiate Holdco LLC (A)	4.500	09-15-26	8,300,000	7,694,017
Radiate Holdco LLC (A)	6.500	09-15-28	7,930,000	6,590,544
Sirius XM Radio, Inc. (A)	3.875	09-01-31	4,980,000	4,378,516
Sirius XM Radio, Inc. (A)	4.000	07-15-28	4,850,000	4,497,648
Stagwell Global LLC (A)	5.625	08-15-29	8,800,000	7,964,000
Townsquare Media, Inc. (A)	6.875	02-01-26	4,253,000	4,110,992
Virgin Media Finance PLC (A)	5.000	07-15-30	3,905,000	3,485,994
Wireless telecommunication services 3.5%
SoftBank Group Corp.	5.125	09-19-27	4,000,000	3,629,023
SoftBank Group Corp.	5.250	07-06-31	3,000,000	2,534,243
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (B)	6.875	07-19-27	7,842,000	7,135,702
Sprint Communications, Inc.	6.000	11-15-22	6,980,000	7,070,740
Sprint Corp.	7.125	06-15-24	9,175,000	9,748,346
Sprint Corp.	7.875	09-15-23	4,750,000	4,975,625
T-Mobile USA, Inc.	2.625	02-15-29	3,813,000	3,377,022
T-Mobile USA, Inc.	3.375	04-15-29	1,570,000	1,454,409
U.S. Cellular Corp.	6.700	12-15-33	6,000,000	5,994,000
Consumer discretionary 14.4%				185,334,032
Auto components 1.3%
American Axle & Manufacturing, Inc.	6.875	07-01-28	5,085,000	4,867,161
Dealer Tire LLC (A)	8.000	02-01-28	4,000,000	3,690,000
The Goodyear Tire & Rubber Company	5.000	07-15-29	3,350,000	3,067,562
The Goodyear Tire & Rubber Company	5.250	04-30-31	3,235,000	2,947,894
The Goodyear Tire & Rubber Company	9.500	05-31-25	2,000,000	2,090,260
12	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles 1.8%
Ford Motor Company	3.250	02-12-32	1,187,000	$1,003,430
Ford Motor Company	4.750	01-15-43	8,000,000	6,600,000
Ford Motor Credit Company LLC	4.000	11-13-30	1,900,000	1,710,000
Ford Motor Credit Company LLC	4.134	08-04-25	10,000,000	9,746,500
Thor Industries, Inc. (A)	4.000	10-15-29	5,000,000	4,112,500
Diversified consumer services 0.9%
Garda World Security Corp. (A)	4.625	02-15-27	4,395,000	3,954,476
Sotheby’s (A)	7.375	10-15-27	4,930,000	4,814,808
Stena International SA (A)	6.125	02-01-25	3,400,000	3,332,780
Hotels, restaurants and leisure 7.5%
Affinity Gaming (A)	6.875	12-15-27	5,870,000	5,218,706
Caesars Entertainment, Inc. (A)	4.625	10-15-29	4,160,000	3,549,312
Carnival Corp. (A)	6.000	05-01-29	3,911,000	3,304,795
Carnival Corp. (A)	7.625	03-01-26	4,080,000	3,825,816
CEC Entertainment LLC (A)	6.750	05-01-26	4,030,000	3,610,477
Dave & Buster’s, Inc. (A)	7.625	11-01-25	4,296,000	4,312,110
Full House Resorts, Inc. (A)	8.250	02-15-28	4,100,000	3,710,500
Hilton Grand Vacations Borrower Escrow LLC (A)	4.875	07-01-31	4,572,000	4,029,624
International Game Technology PLC (A)	5.250	01-15-29	1,385,000	1,350,860
International Game Technology PLC (A)	6.250	01-15-27	1,500,000	1,545,525
International Game Technology PLC (A)	6.500	02-15-25	3,660,000	3,760,650
Jacobs Entertainment, Inc. (A)	6.750	02-15-29	1,600,000	1,477,072
Life Time, Inc. (A)	5.750	01-15-26	4,990,000	4,798,184
Marriott Ownership Resorts, Inc. (A)	4.500	06-15-29	1,047,000	930,207
MGM Resorts International	6.000	03-15-23	4,500,000	4,545,000
Midwest Gaming Borrower LLC (A)	4.875	05-01-29	7,500,000	6,337,500
Mohegan Gaming & Entertainment (A)	8.000	02-01-26	3,540,000	3,272,765
NCL Corp., Ltd. (A)	5.875	03-15-26	3,260,000	2,937,260
New Red Finance, Inc. (A)	4.000	10-15-30	2,300,000	2,027,232
New Red Finance, Inc. (A)	4.375	01-15-28	4,895,000	4,599,832
Premier Entertainment Sub LLC (A)	5.625	09-01-29	4,960,000	3,930,800
Raptor Acquisition Corp. (A)	4.875	11-01-26	3,115,000	2,885,425
Travel + Leisure Company (A)	4.625	03-01-30	4,557,000	3,953,198
Travel + Leisure Company	6.600	10-01-25	6,325,000	6,546,375
Travel + Leisure Company (A)	6.625	07-31-26	2,760,000	2,833,526
Wyndham Hotels & Resorts, Inc. (A)	4.375	08-15-28	3,235,000	3,052,611
Yum! Brands, Inc.	5.375	04-01-32	4,175,000	4,070,625
Household durables 0.5%
KB Home	4.000	06-15-31	4,166,000	3,598,383
Taylor Morrison Communities, Inc. (A)	5.125	08-01-30	2,910,000	2,683,074
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	13

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Multiline retail 0.5%
Macy’s Retail Holdings LLC (A)	5.875	04-01-29	2,665,000	$2,508,924
Macy’s Retail Holdings LLC (A)	5.875	03-15-30	480,000	438,000
Macy’s Retail Holdings LLC (A)	6.125	03-15-32	440,000	394,900
Nordstrom, Inc.	4.250	08-01-31	2,900,000	2,444,729
Specialty retail 1.8%
Carvana Company (A)	5.625	10-01-25	4,180,000	3,682,162
Carvana Company (A)	5.875	10-01-28	3,050,000	2,144,516
Group 1 Automotive, Inc. (A)	4.000	08-15-28	3,825,000	3,483,619
Lithia Motors, Inc. (A)	3.875	06-01-29	5,230,000	4,829,841
Lithia Motors, Inc. (A)	4.375	01-15-31	7,075,000	6,541,333
The Michaels Companies, Inc. (A)	7.875	05-01-29	3,400,000	2,436,406
Textiles, apparel and luxury goods 0.1%
Kontoor Brands, Inc. (A)	4.125	11-15-29	2,110,000	1,794,787
Consumer staples 3.6%				46,269,220
Food and staples retailing 0.9%
Advantage Sales & Marketing, Inc. (A)	6.500	11-15-28	4,400,000	3,919,080
Albertsons Companies, Inc. (A)	4.875	02-15-30	4,000,000	3,729,660
Performance Food Group, Inc. (A)	4.250	08-01-29	1,690,000	1,501,497
U.S. Foods, Inc. (A)	4.750	02-15-29	3,250,000	3,050,694
Food products 2.2%
Coruripe Netherlands BV (A)	10.000	02-10-27	1,000,000	882,260
Darling Ingredients, Inc. (A)	5.250	04-15-27	4,400,000	4,312,000
Darling Ingredients, Inc. (A)	6.000	06-15-30	1,740,000	1,740,000
Kraft Heinz Foods Company	3.750	04-01-30	3,850,000	3,669,992
Lamb Weston Holdings, Inc. (A)	4.125	01-31-30	3,755,000	3,478,069
Pilgrim’s Pride Corp. (A)	4.250	04-15-31	6,070,000	5,622,338
Post Holdings, Inc. (A)	5.500	12-15-29	4,295,000	4,089,635
Post Holdings, Inc. (A)	5.625	01-15-28	3,400,000	3,370,301
Post Holdings, Inc. (A)	5.750	03-01-27	988,000	1,007,032
Household products 0.5%
Edgewell Personal Care Company (A)	4.125	04-01-29	2,670,000	2,424,587
Edgewell Personal Care Company (A)	5.500	06-01-28	3,570,000	3,472,075
Energy 11.1%				143,189,747
Energy equipment and services 1.1%
CSI Compressco LP (A)	7.500	04-01-25	2,500,000	2,351,094
CSI Compressco LP (A)	7.500	04-01-25	2,246,000	2,112,223
CSI Compressco LP (10.000% Cash or 7.250% Cash and 3.500% PIK) (A)	10.000	04-01-26	7,303,016	6,915,287
Tervita Corp. (A)	11.000	12-01-25	2,034,000	2,237,400
Oil, gas and consumable fuels 10.0%
Antero Midstream Partners LP (A)	5.375	06-15-29	2,500,000	2,506,563
14	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Antero Resources Corp. (A)	7.625	02-01-29	3,051,000	$3,307,131
Antero Resources Corp. (A)	8.375	07-15-26	2,925,000	3,180,938
Ascent Resources Utica Holdings LLC (A)	5.875	06-30-29	4,850,000	4,643,875
Cheniere Energy Partners LP (A)	3.250	01-31-32	6,459,000	5,646,458
Cheniere Energy Partners LP	4.000	03-01-31	3,835,000	3,542,581
Cheniere Energy Partners LP	4.500	10-01-29	5,235,000	5,107,057
CNX Resources Corp. (A)	6.000	01-15-29	2,800,000	2,781,380
Continental Resources, Inc. (A)	5.750	01-15-31	6,800,000	6,990,264
DCP Midstream LP (7.375% to 12-15-22, then 3 month LIBOR + 5.148%) (B)	7.375	12-15-22	4,960,000	4,577,140
Delek Logistics Partners LP (A)	7.125	06-01-28	3,110,000	3,017,913
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	3,770,000	3,580,180
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	5,235,000	5,055,465
Endeavor Energy Resources LP (A)	5.750	01-30-28	3,500,000	3,569,405
EQM Midstream Partners LP (A)	7.500	06-01-30	587,000	587,000
Hess Midstream Operations LP (A)	5.500	10-15-30	945,000	932,148
MEG Energy Corp. (A)	5.875	02-01-29	3,248,000	3,240,270
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (B)	6.875	02-15-23	6,000,000	5,822,110
New Fortress Energy, Inc. (A)	6.500	09-30-26	7,555,000	7,357,135
Occidental Petroleum Corp.	4.400	04-15-46	2,900,000	2,610,000
Occidental Petroleum Corp.	5.500	12-01-25	2,950,000	3,053,250
Occidental Petroleum Corp.	6.375	09-01-28	7,305,000	7,892,979
Occidental Petroleum Corp.	6.625	09-01-30	7,005,000	7,852,640
Parkland Corp. (A)	4.500	10-01-29	5,320,000	4,804,545
Parkland Corp. (A)	5.875	07-15-27	5,400,000	5,290,380
Parsley Energy LLC (A)	4.125	02-15-28	4,530,000	4,312,222
Plains All American Pipeline LP (6.125% to 11-15-22, then 3 month LIBOR + 4.110%) (B)	6.125	11-15-22	3,460,000	2,702,659
Range Resources Corp.	8.250	01-15-29	2,800,000	3,031,630
Southwestern Energy Company	4.750	02-01-32	1,585,000	1,549,005
Southwestern Energy Company	8.375	09-15-28	4,100,000	4,492,739
Sunoco LP (A)	4.500	04-30-30	2,175,000	1,979,250
Talos Production, Inc.	12.000	01-15-26	4,220,000	4,557,431
Financials 6.0%				77,837,249
Banks 3.3%
Bank of America Corp. (6.100% to 3-17-25, then 3 month LIBOR + 3.898%) (B)	6.100	03-17-25	5,200,000	5,222,162
Barclays PLC (6.125% to 12-15-25, then 5 Year CMT + 5.867%) (B)	6.125	12-15-25	3,875,000	3,816,301
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) (A)(B)	7.000	08-16-28	2,370,000	$2,424,797
Citizens Financial Group, Inc. (5.650% to 10-6-25, then 5 Year CMT + 5.313%) (B)	5.650	10-06-25	4,000,000	3,990,000
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(B)	8.125	12-23-25	3,515,000	3,781,448
Freedom Mortgage Corp. (A)	6.625	01-15-27	3,520,000	3,021,797
Freedom Mortgage Corp. (A)	8.125	11-15-24	4,540,000	4,320,702
Freedom Mortgage Corp. (A)	8.250	04-15-25	2,457,000	2,275,754
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (B)	6.500	04-16-25	2,700,000	2,693,864
NatWest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (B)	6.000	12-29-25	4,000,000	3,918,564
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (B)	6.000	05-15-27	4,080,000	4,095,300
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (B)	5.875	06-15-25	3,600,000	3,582,000
Capital markets 0.1%
Jane Street Group (A)	4.500	11-15-29	1,530,000	1,430,550
Consumer finance 1.4%
Avation Capital SA (8.250% Cash or 9.000% PIK) (A)	8.250	10-31-26	2,072,671	1,658,807
Enova International, Inc. (A)	8.500	09-01-24	1,635,000	1,568,462
Enova International, Inc. (A)	8.500	09-15-25	4,425,000	3,971,438
goeasy, Ltd. (A)	5.375	12-01-24	3,000,000	2,865,000
OneMain Finance Corp.	8.875	06-01-25	3,880,000	4,052,194
World Acceptance Corp. (A)	7.000	11-01-26	4,980,000	3,847,050
Diversified financial services 0.2%
NESCO Holdings II, Inc. (A)	5.500	04-15-29	3,030,000	2,734,575
Insurance 0.1%
Ryan Specialty Group LLC (A)	4.375	02-01-30	1,615,000	1,453,636
Mortgage real estate investment trusts 0.2%
Starwood Property Trust, Inc. (A)	5.500	11-01-23	2,300,000	2,311,500
Thrifts and mortgage finance 0.7%
Nationstar Mortgage Holdings, Inc. (A)	6.000	01-15-27	3,025,000	2,933,948
NMI Holdings, Inc. (A)	7.375	06-01-25	5,600,000	5,867,400
Health care 4.9%				63,200,965
Health care equipment and supplies 0.1%
Mozart Debt Merger Sub, Inc. (A)	5.250	10-01-29	935,000	827,671
Varex Imaging Corp. (A)	7.875	10-15-27	689,000	698,474
16	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services 3.8%
AdaptHealth LLC (A)	4.625	08-01-29	4,030,000	$3,457,788
Cano Health LLC (A)	6.250	10-01-28	3,877,000	3,443,606
Centene Corp.	3.375	02-15-30	2,090,000	1,917,575
Centene Corp.	4.625	12-15-29	2,415,000	2,380,079
DaVita, Inc. (A)	3.750	02-15-31	3,645,000	2,987,333
DaVita, Inc. (A)	4.625	06-01-30	6,415,000	5,573,031
Encompass Health Corp.	4.750	02-01-30	2,395,000	2,191,425
HCA, Inc.	3.500	09-01-30	2,800,000	2,553,245
HCA, Inc.	5.375	02-01-25	9,000,000	9,303,210
HealthEquity, Inc. (A)	4.500	10-01-29	4,775,000	4,452,688
Select Medical Corp. (A)	6.250	08-15-26	5,890,000	5,875,687
U.S. Renal Care, Inc. (A)	10.625	07-15-27	5,900,000	4,313,608
Pharmaceuticals 1.0%
Bausch Health Americas, Inc. (A)	9.250	04-01-26	3,905,000	3,272,585
Bausch Health Companies, Inc. (A)	7.000	01-15-28	2,900,000	1,979,250
Organon & Company (A)	4.125	04-30-28	4,050,000	3,883,059
Organon & Company (A)	5.125	04-30-31	4,255,000	4,090,651
Industrials 12.2%				157,102,853
Aerospace and defense 0.6%
Bombardier, Inc. (A)	7.125	06-15-26	30,000	27,407
Bombardier, Inc. (A)	7.875	04-15-27	8,320,000	7,589,404
Air freight and logistics 0.2%
Watco Companies LLC (A)	6.500	06-15-27	2,502,000	2,375,312
Airlines 1.5%
Alaska Airlines 2020-1 Class B Pass Through Trust (A)	8.000	08-15-25	2,165,532	2,286,571
American Airlines, Inc. (A)	11.750	07-15-25	5,200,000	5,900,700
Delta Air Lines, Inc.	7.375	01-15-26	4,000,000	4,300,000
Spirit Loyalty Cayman, Ltd. (A)	8.000	09-20-25	2,849,999	2,983,664
United Airlines, Inc. (A)	4.625	04-15-29	4,210,000	3,949,822
Virgin Australia Holdings Proprietary, Ltd. (A)(C)	8.125	11-15-24	4,625,000	208,421
Building products 0.8%
Builders FirstSource, Inc. (A)	4.250	02-01-32	5,530,000	4,931,212
Builders FirstSource, Inc. (A)	6.750	06-01-27	2,364,000	2,416,895
MIWD Holdco II LLC (A)	5.500	02-01-30	3,415,000	2,903,135
Commercial services and supplies 2.6%
Allied Universal Holdco LLC (A)	6.625	07-15-26	6,700,000	6,640,085
APX Group, Inc. (A)	5.750	07-15-29	3,990,000	3,377,814
APX Group, Inc. (A)	6.750	02-15-27	5,000,000	5,045,000
Cimpress PLC (A)	7.000	06-15-26	10,800,000	9,179,984
GFL Environmental, Inc. (A)	4.250	06-01-25	4,150,000	4,067,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	17

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
Harsco Corp. (A)	5.750	07-31-27	2,920,000	$2,515,580
Stericycle, Inc. (A)	3.875	01-15-29	1,580,000	1,434,482
Williams Scotsman International, Inc. (A)	4.625	08-15-28	1,395,000	1,318,931
Construction and engineering 1.5%
AECOM	5.125	03-15-27	2,700,000	2,696,490
Arcosa, Inc. (A)	4.375	04-15-29	2,975,000	2,708,380
Dycom Industries, Inc. (A)	4.500	04-15-29	3,690,000	3,386,719
Global Infrastructure Solutions, Inc. (A)	5.625	06-01-29	3,435,000	2,881,312
MasTec, Inc. (A)	4.500	08-15-28	2,385,000	2,273,968
Picasso Finance Sub, Inc. (A)	6.125	06-15-25	1,932,000	1,965,810
Tutor Perini Corp. (A)	6.875	05-01-25	3,500,000	3,255,000
Electrical equipment 0.2%
Vertiv Group Corp. (A)	4.125	11-15-28	3,272,000	2,908,824
Machinery 0.8%
JB Poindexter & Company, Inc. (A)	7.125	04-15-26	6,179,000	6,120,979
TK Elevator Holdco GmbH (A)	7.625	07-15-28	1,426,000	1,338,606
TK Elevator U.S. Newco, Inc. (A)	5.250	07-15-27	3,260,000	3,178,500
Marine 0.3%
Seaspan Corp. (A)	5.500	08-01-29	2,660,000	2,377,920
Seaspan Corp. (A)	6.500	04-29-26	1,900,000	1,856,740
Professional services 0.7%
Nielsen Finance LLC (A)	4.500	07-15-29	4,175,000	3,945,175
TriNet Group, Inc. (A)	3.500	03-01-29	5,000,000	4,457,550
Road and rail 1.4%
The Hertz Corp. (A)	4.625	12-01-26	490,000	448,519
Uber Technologies, Inc. (A)	6.250	01-15-28	4,700,000	4,681,576
Uber Technologies, Inc. (A)	7.500	09-15-27	5,700,000	5,892,005
Uber Technologies, Inc. (A)	8.000	11-01-26	7,230,000	7,472,241
Trading companies and distributors 1.6%
Ashland LLC	6.875	05-15-43	2,710,000	2,865,817
Beacon Roofing Supply, Inc. (A)	4.125	05-15-29	5,165,000	4,551,104
Boise Cascade Company (A)	4.875	07-01-30	3,125,000	2,898,378
H&E Equipment Services, Inc. (A)	3.875	12-15-28	3,600,000	3,140,640
Herc Holdings, Inc. (A)	5.500	07-15-27	3,610,000	3,619,025
WESCO Distribution, Inc. (A)	7.250	06-15-28	2,600,000	2,730,156
Information technology 5.3%				68,891,894
Communications equipment 0.1%
CommScope, Inc. (A)	8.250	03-01-27	2,020,000	1,777,095
IT services 1.5%
Block, Inc. (A)	3.500	06-01-31	6,035,000	5,175,013
Gartner, Inc. (A)	3.750	10-01-30	5,800,000	5,379,500
18	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
IT services (continued)
Sabre GLBL, Inc. (A)	7.375	09-01-25	3,430,000	$3,387,125
Sabre GLBL, Inc. (A)	9.250	04-15-25	5,500,000	5,692,060
Semiconductors and semiconductor equipment 0.6%
Entegris Escrow Corp. (A)	4.750	04-15-29	5,401,000	5,136,567
ON Semiconductor Corp. (A)	3.875	09-01-28	1,518,000	1,439,990
Qorvo, Inc. (A)	3.375	04-01-31	1,022,000	855,516
Software 1.9%
Consensus Cloud Solutions, Inc. (A)	6.000	10-15-26	2,345,000	2,192,575
Consensus Cloud Solutions, Inc. (A)	6.500	10-15-28	6,286,000	5,673,681
NCR Corp. (A)	5.125	04-15-29	1,560,000	1,487,749
NCR Corp. (A)	5.250	10-01-30	3,145,000	2,890,592
Virtusa Corp. (A)	7.125	12-15-28	5,700,000	4,788,000
Ziff Davis, Inc. (A)	4.625	10-15-30	8,912,000	7,784,721
Technology hardware, storage and peripherals 1.2%
CDW LLC	3.250	02-15-29	3,000,000	2,647,500
Seagate HDD Cayman	5.750	12-01-34	5,268,000	5,108,854
Xerox Corp.	6.750	12-15-39	2,608,000	2,334,160
Xerox Holdings Corp. (A)	5.500	08-15-28	5,650,000	5,141,196
Materials 5.1%				65,457,429
Chemicals 1.0%
SCIL IV LLC (A)	5.375	11-01-26	3,100,000	2,881,078
The Chemours Company (A)	5.750	11-15-28	3,083,000	3,043,692
The Scotts Miracle-Gro Company	4.000	04-01-31	2,035,000	1,698,014
Trinseo Materials Operating SCA (A)	5.125	04-01-29	6,700,000	5,594,500
Containers and packaging 1.5%
ARD Finance SA (6.500% Cash or 7.250% PIK) (A)	6.500	06-30-27	2,591,523	2,034,346
Ardagh Packaging Finance PLC (A)	5.250	08-15-27	3,010,000	2,513,350
Clydesdale Acquisition Holdings, Inc. (A)	6.625	04-15-29	630,000	622,125
Clydesdale Acquisition Holdings, Inc. (A)	8.750	04-15-30	2,630,000	2,362,792
Sealed Air Corp. (A)	4.000	12-01-27	3,150,000	2,968,466
Sealed Air Corp. (A)	6.875	07-15-33	4,400,000	4,662,812
Trivium Packaging Finance BV (A)	5.500	08-15-26	3,425,000	3,403,645
Metals and mining 2.6%
Alcoa Nederland Holding BV (A)	4.125	03-31-29	5,000,000	4,758,700
Arconic Corp. (A)	6.000	05-15-25	5,540,000	5,664,650
First Quantum Minerals, Ltd. (A)	6.875	10-15-27	7,000,000	6,985,337
FMG Resources August 2006 Proprietary, Ltd. (A)	4.375	04-01-31	4,000,000	3,565,000
FMG Resources August 2006 Proprietary, Ltd. (A)	4.500	09-15-27	2,000,000	1,928,900
Freeport-McMoRan, Inc.	4.250	03-01-30	2,960,000	2,795,258
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	19

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining (continued)
Freeport-McMoRan, Inc.	5.450	03-15-43	4,775,000	$4,696,833
Novelis Corp. (A)	4.750	01-30-30	3,455,000	3,277,931
Real estate 3.5%				45,460,814
Equity real estate investment trusts 2.4%
GLP Capital LP	5.375	04-15-26	3,875,000	3,886,508
Iron Mountain Information Management Services, Inc. (A)	5.000	07-15-32	4,140,000	3,799,858
Iron Mountain, Inc. (A)	4.875	09-15-29	6,675,000	6,312,281
RLJ Lodging Trust LP (A)	3.750	07-01-26	7,691,000	7,398,357
RLJ Lodging Trust LP (A)	4.000	09-15-29	3,325,000	3,009,125
Uniti Group LP (A)	6.500	02-15-29	1,975,000	1,649,125
VICI Properties LP (A)	4.625	12-01-29	5,910,000	5,555,400
Real estate management and development 1.1%
Realogy Group LLC (A)	5.250	04-15-30	6,187,000	5,380,617
Realogy Group LLC (A)	5.750	01-15-29	3,390,000	3,021,168
WeWork Companies, Inc. (A)	7.875	05-01-25	6,525,000	5,448,375
Utilities 2.2%				28,074,834
Electric utilities 0.8%
NRG Energy, Inc. (A)	3.625	02-15-31	2,350,000	2,068,000
NRG Energy, Inc.	6.625	01-15-27	2,025,000	2,078,308
Vistra Operations Company LLC (A)	5.625	02-15-27	6,430,000	6,433,215
Gas utilities 1.2%
AmeriGas Partners LP	5.500	05-20-25	2,900,000	2,871,000
AmeriGas Partners LP	5.750	05-20-27	5,150,000	5,059,875
NGL Energy Operating LLC (A)	7.500	02-01-26	3,319,000	3,110,052
Suburban Propane Partners LP (A)	5.000	06-01-31	4,155,000	3,828,134
Independent power and renewable electricity producers 0.2%

Clearway Energy Operating LLC (A)	4.750	03-15-28	2,750,000	2,626,250
Term loans (D) 4.1%				$53,307,770
(Cost $58,004,692)
Communication services 0.9%				11,966,838
Interactive media and services 0.2%
Dotdash Meredith, Inc., Term Loan B (3 month SOFR + 4.000%)	4.842	12-01-28	2,587,995	2,471,535
Media 0.7%
AP Core Holdings II LLC, High-Yield Term Loan B2 (E)	TBD	09-01-27	6,000,000	5,715,000
Hoya Midco LLC, 2017 1st Lien Term Loan (1 month LIBOR + 3.500%)	4.560	06-30-24	1,777,861	1,722,303
LCPR Loan Financing LLC, 2021 Term Loan B (1 month LIBOR + 3.750%)	4.625	10-16-28	2,100,000	2,058,000
20	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary 0.3%				$3,667,164
Hotels, restaurants and leisure 0.2%
Carnival Corp., USD Term Loan B (3 month LIBOR + 3.000%)	3.750	06-30-25	1,732,368	1,665,239
Fontainebleau Las Vegas LLC, Delayed Draw Term Loan (C)(F)	0.000	06-06-21	757,938	0
Fontainebleau Las Vegas LLC, Term Loan B (C)(F)	0.000	06-06-21	1,618,638	0
Great Canadian Gaming Corp., 2021 Term Loan (3 month LIBOR + 4.000%)	4.934	11-01-26	380,000	369,360
Leisure products 0.1%
J&J Ventures Gaming LLC, Term Loan (1 month LIBOR + 4.000%)	5.060	04-26-28	1,676,575	1,632,565
Energy 0.2%				2,437,691
Oil, gas and consumable fuels 0.2%
Ascent Resources Utica Holdings LLC, 2020 Fixed 2nd Lien Term Loan (3 month LIBOR + 9.000%)	10.021	11-01-25	2,297,000	2,437,691
Health care 1.6%				20,361,009
Health care equipment and supplies 0.4%
Bausch & Lomb, Inc., Term Loan (3 month SOFR + 3.250%)	3.750	05-10-27	4,790,000	4,601,418
Health care providers and services 0.5%
Cano Health LLC, 2022 Term Loan (6 month SOFR + 4.000%)	4.507	11-23-27	2,795,506	2,620,787
Mamba Purchaser, Inc., 2021 Term Loan (1 month LIBOR + 3.750%)	4.678	10-16-28	1,400,000	1,348,662
Select Medical Corp., 2017 Term Loan B (1 month LIBOR + 2.500%)	3.560	03-06-25	3,000,000	2,893,740
Pharmaceuticals 0.7%
Bausch Health Companies, Inc., 2022 Term Loan B (E)	TBD	02-01-27	8,000,000	7,300,000
Organon & Company, USD Term Loan (3 month LIBOR + 3.000%)	3.563	06-02-28	1,639,083	1,596,402
Industrials 0.2%				2,307,619
Building products 0.2%
Chariot Buyer LLC, Term Loan B (3 month LIBOR + 3.500%)	4.506	11-03-28	2,458,838	2,307,619
Information technology 0.9%				12,567,449
Software 0.9%
Avaya, Inc., 2020 Term Loan B (1 month LIBOR + 4.250%)	5.125	12-15-27	1,916,625	1,419,663
Grab Holdings, Inc., Term Loan B (6 month LIBOR + 4.500%)	5.500	01-29-26	6,633,000	6,088,563
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	21

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
Quest Software, Inc., 2022 Term Loan (3 month SOFR + 4.250%)	4.750	02-01-29	2,233,000	$2,058,089

Vericast Corp., 2021 Term Loan (3 month LIBOR + 7.750%)	8.756	06-16-26	3,823,100	3,001,134
Collateralized mortgage obligations 0.1%				$1,514,693
(Cost $0)
Commercial and residential 0.1%				1,514,693
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	40,049,788	416,446
Series 2007-4, Class ES IO	0.350	07-19-47	42,563,237	559,894
Series 2007-6, Class ES IO (A)	0.343	08-19-37	43,162,175	538,353

	Shares	Value
Common stocks 0.0%		$6,825
(Cost $6,708,354)
Communication services 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (F)(G)	560,094	0
Energy 0.0%		0
Energy equipment and services 0.0%
TPT Acquisition, Inc. (F)(G)	2,560	0
Industrials 0.0%		6,825
Professional services 0.0%

Clarivate PLC (G)	462	6,825
Preferred securities 1.1%		$13,708,043
(Cost $18,829,356)
Communication services 0.3%		4,109,247
Media 0.3%
2020 Cash Mandatory Exchangeable Trust, 5.250% (A)	3,600	4,109,247
Industrials 0.4%		4,639,010
Construction and engineering 0.1%
Glasstech, Inc., Series A (F)(G)(H)	143	85,800
Glasstech, Inc., Series B (F)(G)(H)	4,475	938,810
Professional services 0.3%
Clarivate PLC, 5.250%	60,000	3,614,400
Information technology 0.1%		1,457,518
IT services 0.1%
Sabre Corp., 6.500%	14,600	1,457,518
22	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities 0.3%		$3,502,268
Electric utilities 0.3%
NextEra Energy, Inc., 6.219%	71,402	3,502,268

Warrants 0.0%		$11,233
(Cost $0)
Avation Capital SA (G)(I)	35,700	11,233

	Par value^	Value
Escrow certificates 0.0%		$3,682
(Cost $0)
LSC Communications, Inc. (A)(G)	5,845,000	3,682

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.3%				$29,574,000
(Cost $29,574,000)
U.S. Government Agency 0.3%				4,452,000
Federal Home Loan Bank Discount Note	0.500	06-01-22	4,452,000	4,452,000

	Par value^	Value
Repurchase agreement 2.0%		25,122,000
Repurchase Agreement with State Street Corp. dated 5-31-22 at 0.060% to be repurchased at $25,122,042 on 6-1-22, collateralized by $16,964,800 U.S. Treasury Inflation Indexed Bonds, 1.750% due 1-15-28 (valued at $25,624,526)	25,122,000	25,122,000

Total investments (Cost $1,372,018,159) 98.8%	$1,274,166,598
Other assets and liabilities, net 1.2%	15,233,142
Total net assets 100.0%	$1,289,399,740

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $893,529,003 or 69.3% of the fund’s net assets as of 5-31-22.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	23

(C)	Non-income producing - Issuer is in default.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(E)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(F)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(G)	Non-income producing security.
(H)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(I)	Strike price and/or expiration date not available.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 5-31-22, the aggregate cost of investments for federal income tax purposes was $1,377,738,242. Net unrealized depreciation aggregated to $103,571,644, of which $10,521,476 related to gross unrealized appreciation and $114,093,120 related to gross unrealized depreciation.
24	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-22

Assets
Unaffiliated investments, at value (Cost $1,372,018,159)	$1,274,166,598
Cash	646
Dividends and interest receivable	20,109,936
Receivable for fund shares sold	320,635
Receivable for investments sold	15,483,608
Other assets	78,821
Total assets	1,310,160,244
Liabilities
Distributions payable	136,917
Payable for investments purchased	17,662,266
Payable for fund shares repurchased	2,612,354
Payable to affiliates
Accounting and legal services fees	62,220
Transfer agent fees	35,285
Trustees’ fees	328
Other liabilities and accrued expenses	251,134
Total liabilities	20,760,504
Net assets	$1,289,399,740
Net assets consist of
Paid-in capital	$1,877,663,415
Total distributable earnings (loss)	(588,263,675)
Net assets	$1,289,399,740

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($260,426,122 ÷ 83,608,056 shares)[1]	$3.11
Class C ($14,499,326 ÷ 4,655,869 shares)[1]	$3.11
Class I ($97,168,367 ÷ 31,217,064 shares)	$3.11
Class R6 ($33,613,350 ÷ 10,814,518 shares)	$3.11
Class NAV ($883,692,575 ÷ 284,129,966 shares)	$3.11
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$3.24

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	25

STATEMENT OF OPERATIONS For the year ended 5-31-22

Investment income
Interest	$76,986,840
Dividends	1,531,191
Total investment income	78,518,031
Expenses
Investment management fees	7,057,322
Distribution and service fees	902,756
Accounting and legal services fees	195,357
Transfer agent fees	458,400
Trustees’ fees	22,428
Custodian fees	149,702
State registration fees	86,513
Printing and postage	21,432
Professional fees	131,876
Other	83,080
Total expenses	9,108,866
Less expense reductions	(128,005)
Net expenses	8,980,861
Net investment income	69,537,170
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	8,305,761
Futures contracts	5,079
Forward foreign currency contracts	5,675
Swap contracts	77,183
8,393,698
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(149,243,435)
Futures contracts	40,944
Forward foreign currency contracts	(5,675)
(149,208,166)
Net realized and unrealized loss	(140,814,468)
Decrease in net assets from operations	$(71,277,298)
26	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-22	Year ended 5-31-21
Increase (decrease) in net assets
From operations
Net investment income	$69,537,170	$69,008,886
Net realized gain	8,393,698	8,191,385
Change in net unrealized appreciation (depreciation)	(149,208,166)	104,727,398
Increase (decrease) in net assets resulting from operations	(71,277,298)	181,927,669
Distributions to shareholders
From earnings
Class A	(13,524,621)	(13,125,563)
Class B	—	(13,351)[1]
Class C	(814,100)	(1,297,354)
Class I	(5,058,812)	(4,775,470)
Class R6	(1,726,006)	(1,333,493)
Class NAV	(51,605,053)	(49,586,794)
Total distributions	(72,728,592)	(70,132,025)
From fund share transactions	(59,283,374)	289,252,021
Total increase (decrease)	(203,289,264)	401,047,665
Net assets
Beginning of year	1,492,689,004	1,091,641,339
End of year	$1,289,399,740	$1,492,689,004

[1]	Share class was redesignated during the year. Refer to Note 6 for further details.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	27

Financial highlights
CLASS A SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$3.45	$3.16	$3.37	$3.41	$3.54
Net investment income[1]	0.15	0.16	0.17	0.19	0.19
Net realized and unrealized gain (loss) on investments	(0.33)	0.29	(0.20)	(0.04)	(0.13)
Total from investment operations	(0.18)	0.45	(0.03)	0.15	0.06
Less distributions
From net investment income	(0.16)	(0.16)	(0.18)	(0.19)	(0.19)
Net asset value, end of period	$3.11	$3.45	$3.16	$3.37	$3.41
Total return (%)[2,3]	(5.39)	14.51	(1.12)	4.46	1.60
Ratios and supplemental data
Net assets, end of period (in millions)	$260	$288	$262	$309	$336
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.92	0.94	0.94	0.94
Expenses including reductions	0.90	0.91	0.93	0.94	0.93
Net investment income	4.60	4.71	5.23	5.66	5.50
Portfolio turnover (%)	43	74	59	59	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
28	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$3.45	$3.16	$3.37	$3.41	$3.54
Net investment income[1]	0.13	0.13	0.15	0.17	0.17
Net realized and unrealized gain (loss) on investments	(0.33)	0.30	(0.21)	(0.05)	(0.14)
Total from investment operations	(0.20)	0.43	(0.06)	0.12	0.03
Less distributions
From net investment income	(0.14)	(0.14)	(0.15)	(0.16)	(0.16)
Net asset value, end of period	$3.11	$3.45	$3.16	$3.37	$3.41
Total return (%)[2,3]	(6.09)	13.66	(1.86)	3.69	0.84
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$25	$39	$55	$72
Ratios (as a percentage of average net assets):
Expenses before reductions	1.66	1.67	1.69	1.69	1.69
Expenses including reductions	1.65	1.66	1.68	1.69	1.68
Net investment income	3.83	3.95	4.48	4.91	4.75
Portfolio turnover (%)	43	74	59	59	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	29

CLASS I SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$3.45	$3.16	$3.36	$3.41	$3.53
Net investment income[1]	0.16	0.17	0.18	0.20	0.20
Net realized and unrealized gain (loss) on investments	(0.33)	0.29	(0.20)	(0.05)	(0.12)
Total from investment operations	(0.17)	0.46	(0.02)	0.15	0.08
Less distributions
From net investment income	(0.17)	(0.17)	(0.18)	(0.20)	(0.20)
Net asset value, end of period	$3.11	$3.45	$3.16	$3.36	$3.41
Total return (%)[2]	(5.15)	14.79	(0.58)	4.40	2.14
Ratios and supplemental data
Net assets, end of period (in millions)	$97	$98	$91	$99	$147
Ratios (as a percentage of average net assets):
Expenses before reductions	0.66	0.67	0.69	0.71	0.69
Expenses including reductions	0.65	0.66	0.68	0.70	0.68
Net investment income	4.83	4.94	5.48	5.89	5.72
Portfolio turnover (%)	43	74	59	59	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
30	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$3.45	$3.16	$3.36	$3.40	$3.53
Net investment income[1]	0.17	0.17	0.19	0.20	0.21
Net realized and unrealized gain (loss) on investments	(0.34)	0.29	(0.20)	(0.04)	(0.14)
Total from investment operations	(0.17)	0.46	(0.01)	0.16	0.07
Less distributions
From net investment income	(0.17)	(0.17)	(0.19)	(0.20)	(0.20)
Net asset value, end of period	$3.11	$3.45	$3.16	$3.36	$3.40
Total return (%)[2]	(5.05)	14.91	(0.47)	4.82	1.95
Ratios and supplemental data
Net assets, end of period (in millions)	$34	$31	$22	$20	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	0.55	0.56	0.58	0.59	0.59
Expenses including reductions	0.54	0.55	0.57	0.59	0.58
Net investment income	4.95	5.06	5.60	6.00	5.90
Portfolio turnover (%)	43	74	59	59	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	31

CLASS NAV SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$3.45	$3.16	$3.36	$3.41	$3.53
Net investment income[1]	0.17	0.17	0.19	0.20	0.20
Net realized and unrealized gain (loss) on investments	(0.34)	0.29	(0.20)	(0.05)	(0.12)
Total from investment operations	(0.17)	0.46	(0.01)	0.15	0.08
Less distributions
From net investment income	(0.17)	(0.17)	(0.19)	(0.20)	(0.20)
Net asset value, end of period	$3.11	$3.45	$3.16	$3.36	$3.41
Total return (%)[2]	(5.05)	14.93	(0.46)	4.53	2.25
Ratios and supplemental data
Net assets, end of period (in millions)	$884	$1,051	$676	$538	$279
Ratios (as a percentage of average net assets):
Expenses before reductions	0.54	0.55	0.57	0.58	0.58
Expenses including reductions	0.53	0.54	0.56	0.57	0.57
Net investment income	4.96	5.08	5.62	5.99	5.86
Portfolio turnover (%)	43	74	59	59	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
32	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock High Yield Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal. Under normal market conditions, the fund invests at least 80% of its net assets in U.S. and foreign fixed-income securities rated below investment grade. Investments in high yield securities involve greater degrees of credit and market risk than investments in higher rated securities and tend to be more sensitive to market conditions.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	33

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of May 31, 2022, by major security category or type:
	Total value at 5-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Corporate bonds	$1,176,040,352	—	$1,176,040,352	—
Term loans	53,307,770	—	53,307,770	—
Collateralized mortgage obligations	1,514,693	—	1,514,693	—
Common stocks	6,825	$6,825	—	—
Preferred securities	13,708,043	8,574,186	4,109,247	$1,024,610
Warrants	11,233	—	11,233	—
Escrow certificates	3,682	—	3,682	—
Short-term investments	29,574,000	—	29,574,000	—
Total investments in securities	$1,274,166,598	$8,581,011	$1,264,560,977	$1,024,610
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities.
34	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2022 were $7,677.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	35

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2022, the fund has a short-term capital loss carryforward of $8,957,732 and a long-term capital loss carryforward of $488,294,988 available to offset future net realized capital gains. These carryforwards do not expire. Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of May 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2022 and 2021 was as follows:
	May 31, 2022	May 31, 2021
Ordinary income	$72,728,592	$70,132,025
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2022, the components of distributable earnings on a tax basis consisted of $12,697,606 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced
36	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended May 31, 2022, the fund used futures contracts to manage against changes in interest rates. The fund held futures contracts with USD notional values ranging $13.1 million to $26.4 million, as measured at each quarter end. There were no open futures contracts as of May 31, 2022.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	37

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended May 31, 2022, the fund used forward foreign currency contracts to manage against changes in foreign currency exchanges rates. The fund held forward foreign currency contracts with USD notional values ranging up to $13.0 million, as measured at each quarter end. There were no open forward foreign currency contracts as of May 31, 2022.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and
38	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended May 31, 2022, the fund used credit default swap contracts as the seller to gain credit exposure to an issuer or index. The fund held credit default swaps with total USD notional amounts ranging up to $10.0 million, as measured at each quarter end. There were no open CDS contracts where the fund acted as seller as of May 31, 2022.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2022:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$5,079	—	—	$5,079
Currency	—	$5,675	—	5,675
Credit	—	—	$77,183	77,183
Total	$5,079	$5,675	$77,183	$87,937
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2022:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$40,944	—	$40,944
Currency	—	$(5,675)	(5,675)
Total	$40,944	$(5,675)	$35,269
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	39

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor on an annual basis, equal to the sum of: (a) 0.6250% of the first $75 million of the fund’s average daily net assets, (b) 0.5625% of the next $75 million of the fund’s average daily net assets, (c) 0.5000% of the next $350 million of the fund’s average daily net assets, (d) 0.4750% of the next $2 billion of the fund’s average daily net assets and (e) 0.4500% of the fund’s average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Prior to September 30, 2021, the Advisor had contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.72% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly, prime brokerage fees, borrowing costs and short dividend expense.
For the year ended May 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$25,093
Class C	1,813
Class I	8,904
Class	Expense reduction
Class R6	$2,970
Class NAV	89,225
Total	$128,005

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2022, were equivalent to a net annual effective rate of 0.48% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
40	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $241,291 for the year ended May 31, 2022. Of this amount, $37,660 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $203,631 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2022, CDSCs received by the Distributor amounted to $1,332 and $655 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$700,834	$318,900
Class C	201,922	22,968
Class I	—	113,634
Class R6	—	2,898
Total	$902,756	$458,400
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	41

Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2022 and 2021 were as follows:
	Year Ended 5-31-22		Year Ended 5-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	12,947,175	$43,733,943	18,036,487	$60,879,670
Distributions reinvested	3,709,231	12,426,210	3,582,302	12,055,927
Repurchased	(16,552,954)	(55,558,241)	(21,010,529)	(70,602,720)
Net increase	103,452	$601,912	608,260	$2,332,877
Class B shares
Sold	—	—	7,761	$25,837
Distributions reinvested	—	—	3,437	11,238
Repurchased	—	—	(340,828)	(1,127,345)
Net decrease	—	—	(329,630)	$(1,090,270)
Class C shares
Sold	217,935	$743,706	496,037	$1,656,919
Distributions reinvested	237,864	800,038	379,696	1,272,274
Repurchased	(2,959,057)	(9,935,180)	(5,967,394)	(20,038,642)
Net decrease	(2,503,258)	$(8,391,436)	(5,091,661)	$(17,109,449)
Class I shares
Sold	30,778,390	$102,748,478	24,519,225	$82,610,466
Distributions reinvested	1,401,643	4,691,512	1,400,509	4,699,369
Repurchased	(29,509,110)	(97,646,411)	(26,085,310)	(87,876,867)
Net increase (decrease)	2,670,923	$9,793,579	(165,576)	$(567,032)
Class R6 shares
Sold	3,576,906	$12,020,906	2,984,772	$10,056,478
Distributions reinvested	503,563	1,680,958	383,781	1,290,327
Repurchased	(2,132,311)	(7,086,523)	(1,572,455)	(5,260,011)
Net increase	1,948,158	$6,615,341	1,796,098	$6,086,794
Class NAV shares
Sold	7,080,748	$24,080,045	126,343,005	$422,680,311
Distributions reinvested	15,397,327	51,605,053	14,723,669	49,586,794
Repurchased	(43,038,642)	(143,587,868)	(50,515,944)	(172,668,004)
Net increase (decrease)	(20,560,567)	$(67,902,770)	90,550,730	$299,599,101
Total net increase (decrease)	(18,341,292)	$(59,283,374)	87,368,221	$289,252,021
Affiliates of the fund owned 8% and 100% of shares of Class R6 and Class NAV, respectively, on May 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
42	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount shares repurchased of the terminated class and the amount shares sold of the redesignated class.
Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$728,644
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $591,336,830 and $696,932,627, respectively, for the year ended May 31, 2022.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At May 31, 2022, funds within the John Hancock group of funds complex held 67.0% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio	Affiliated Concentration
JHF II Multimanager Lifestyle Balanced Portfolio	22.3%
JHF II Multimanager Lifestyle Growth Portfolio	11.9%
JHF II Multimanager Lifestyle Conservative Portfolio	10.2%
JHF II Multimanager Lifestyle Moderate Portfolio	9.6%
Note 9—Restricted securities
The fund may hold restricted securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at May 31, 2022:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Glasstech, Inc., Series A	10-31-08	$449,145	143	—	—	143	0.0%[1]	$85,800
Glasstech, Inc., Series B	10-31-08	3,563,982	4,475	—	—	4,475	0.1%	938,810
								$1,024,610

[1]	Less than 0.05%.
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	43

The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
44	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock High Yield Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	45

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
46	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock High Yield Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	47

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
48	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	189
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	189
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	189
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	189
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	189
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	189
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	49

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	1994	189
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	189
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	189
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	189
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
50	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	189
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	51

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
52	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
1 Effective June 30, 2022, James Gearhart, CFA and Jonas Grazulis, CFA will be added as portfolio managers of the fund.
2 Effective June 30, 2022, Dennis F. McCafferty, CFA will no longer serve as a portfolio manager of the fund.
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
James Gearhart, CFA1
Jonas Grazulis, CFA1
Dennis F. McCafferty, CFA2
Caryn E. Rothman, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	53

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2234717	57A 5/22
7/2022

Annual report
John Hancock
ESG Core Bond Fund
Fixed income
May 31, 2022

A message to shareholders
Dear shareholder,
The bond market declined for the 12 months ended May 31, 2022, reflecting a broad rise in bond yields. A recovering and growing economy, combined with supply chain shortages and increased government spending, led to the inflation rate surging to a 40-year high. To combat rising inflationary pressures, the U.S. Federal Reserve (Fed) began raising short-term interest rates in March 2022, which pushed bond yields higher and prices lower. Furthermore, the conflict between Russia and Ukraine, which created significant geopolitical and economic uncertainty, led to heightened volatility in the bond market. Although bond yields rose across the board, short-term bond yields increased the most, reflecting the Fed’s interest-rate hikes and expectations for more going forward.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
ESG Core Bond Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
18	Financial statements
21	Financial highlights
24	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Statement regarding liquidity risk management
35	Trustees and Officers
39	More information
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2022 (%)

The Bloomberg U.S. Intermediate Government/Credit Index tracks the performance of intermediate-term U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Investment-grade bonds experienced a meaningful decline
A persistent increase in inflation compelled the U.S. Federal Reserve to begin tightening its monetary policy, weighing heavily on all segments of the bond market.
The fund underperformed its benchmark
An overweight in corporate bonds, together with an underweight in U.S. Treasuries, contributed to the shortfall against the Bloomberg U.S. Intermediate Government/Credit Index.
Duration and yield curve positioning contributed
The fund was positioned with a below-benchmark duration and an underweight in short-term bonds, which helped cushion the effect of rising yields.
PORTFOLIO COMPOSITION AS OF 5/31/2022 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	3

QUALITY COMPOSITION AS OF 5/31/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-22 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2022?
The bond market suffered poor returns and above-average volatility in the past year. A persistent increase in inflation prompted the U.S. Federal Reserve (Fed) to tighten monetary policy by ending its stimulative quantitative easing program and beginning the process of raising interest rates. The Fed hiked rates twice in the period, by a quarter point in March and a half point in May.
All segments of the investment-grade bond market posted negative returns in response to these developments, with the benefit of yield being insufficient to offset the sharp decline in prices. Corporate bonds, which experienced widening yield spreads over U.S. Treasuries, were particularly poor performers.
What elements of the fund’s positioning helped and hurt results?
The fund underperformed its benchmark. Asset allocation detracted, as we maintained the fund’s overweight position in corporate bonds and a corresponding underweight in U.S. Treasuries. An allocation in securitized assets—including mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS), which are not held by the benchmark—contributed.
We also added value by maintaining a shorter duration (lower interest-rate sensitivity) compared to the benchmark, which helped cushion the effect of rising yields. An underweight in short-term bonds was an additional positive given the segment’s underperformance relative to the market as a whole.
How would you characterize your portfolio positioning?
The fund remained overweight in corporate bonds, but its weighting in the category was lower at the end of the period than it was at the start of the period. We reduced the position in response to the combination of uncertainty about Fed policy, increased geopolitical tensions, and the possibility that the economy could fall into a recession. We also reduced the fund’s allocation to taxable municipals and securitized assets and rotated the proceeds of these sales into U.S. Treasuries.
With respect to the securitized space, we reduced the fund’s positions in CMBS and agency MBS. We believed the latter market segment could be vulnerable if the Fed decided to begin quantitative tightening. On the other hand, we added modestly to
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	5

the fund’s weighting in ABS. We believed this area offers a more favorable risk/return profile.
In terms of the fund’s ESG (environmental, social, and governance) profile, we continued to work to expand the investment universe and make our frameworks even more robust. We view ESG considerations not as a stand-alone aspect of security analysis, but rather a critical element of assessing each issuer’s risk/return profile.
MANAGED BY

Jeffrey M. Glenn, CFA
Matthew C. Buscone
Sara Chanda
Khurram Gillani
The views expressed in this report are exclusively those of the portfolio management team at Breckinridge Capital Advisors, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	Since inception (12-14-16)	5-year	Since inception (12-14-16)	as of 5-31-22	as of 5-31-22
Class A	-10.74	-0.17	0.26	-0.86	1.41	2.08	1.91
Class I1	-6.83	0.89	1.27	4.52	7.11	2.42	2.25
Class R6[1]	-6.73	1.00	1.37	5.08	7.73	2.53	2.36
Index††	-6.16	1.32	1.60	6.79	9.07	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4%. Sales charges are not applicable to Class I and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class I	Class R6
Gross (%)	1.12	0.87	0.77
Net (%)	0.87	0.62	0.51
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Intermediate Government/Credit Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG Core Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Intermediate Government/Credit Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1	12-14-16	10,711	10,711	10,907
Class R6[1]	12-14-16	10,773	10,773	10,907
The Bloomberg U.S. Intermediate Government/Credit Index tracks the performance of intermediate-term U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
8	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2021	Ending value on 5-31-2022	Expenses paid during period ended 5-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$936.00	$4.15	0.86%
	Hypothetical example	1,000.00	1,020.60	4.33	0.86%
Class I	Actual expenses/actual returns	1,000.00	937.10	2.95	0.61%
	Hypothetical example	1,000.00	1,021.90	3.07	0.61%
Class R6	Actual expenses/actual returns	1,000.00	937.60	2.46	0.51%
	Hypothetical example	1,000.00	1,022.40	2.57	0.51%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-22
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 40.0%				$24,498,020
(Cost $25,366,706)
U.S. Government 35.0%				21,457,834
U.S. Treasury
Note	0.125	08-15-23	2,400,000	2,340,469
Note	0.125	02-15-24	3,055,000	2,939,125
Note	0.375	11-30-25	1,335,000	1,227,731
Note	0.500	03-31-25	300,000	281,930
Note	0.500	10-31-27	715,000	630,317
Note	0.750	01-31-28	1,000,000	888,945
Note	0.875	11-15-30	1,290,000	1,100,380
Note	1.500	09-30-24	1,300,000	1,267,297
Note	1.625	02-15-26	1,200,000	1,150,172
Note	1.625	09-30-26	1,225,000	1,165,281
Note	1.750	11-15-29	1,130,000	1,048,472
Note	1.875	05-15-32	395,000	362,042
Note	2.000	02-15-25	650,000	638,270
Note	2.250	11-15-24	3,320,000	3,286,805
Note	2.250	02-15-27	1,350,000	1,314,404
Note	2.750	11-15-23	1,200,000	1,207,219
Note	2.875	08-15-28	610,000	608,975
U.S. Government Agency 5.0%				3,040,186
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.000	02-01-32	133,735	133,702
15 Yr Pass Thru	3.000	03-01-32	371,505	371,994
15 Yr Pass Thru	3.500	03-01-30	159,323	161,724
15 Yr Pass Thru	4.000	05-01-33	102,172	104,856
30 Yr Pass Thru	3.500	03-01-48	214,958	213,678
Federal National Mortgage Association
15 Yr Pass Thru	4.000	05-01-33	223,282	229,077
30 Yr Pass Thru	3.000	05-01-48	193,277	187,495
30 Yr Pass Thru	3.500	02-01-45	102,484	102,611
30 Yr Pass Thru	3.500	09-01-46	238,910	238,832
30 Yr Pass Thru	3.500	07-01-47	134,053	133,297
30 Yr Pass Thru	4.000	07-01-44	83,515	85,515
30 Yr Pass Thru	4.000	10-01-47	192,495	196,431
30 Yr Pass Thru	4.000	07-01-56	78,748	79,521
30 Yr Pass Thru	4.000	07-01-56	69,299	70,565
30 Yr Pass Thru	4.000	06-01-57	227,792	231,666
30 Yr Pass Thru	4.500	01-01-46	148,640	154,852
30 Yr Pass Thru	4.500	03-01-47	85,323	88,515
30 Yr Pass Thru	4.500	08-01-56	73,661	77,292

30 Yr Pass Thru	5.000	11-01-39	168,812	178,563
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	11

	Rate (%)	Maturity date	Par value^	Value

Corporate bonds 40.6%				$24,831,615
(Cost $27,031,669)
Communication services 2.7%				1,650,642
Diversified telecommunication services 1.5%
AT&T, Inc.	4.300	02-15-30	325,000	327,683
Verizon Communications, Inc.	1.500	09-18-30	367,000	303,120
Verizon Communications, Inc.	4.329	09-21-28	275,000	279,814
Entertainment 0.4%
The Walt Disney Company	2.000	09-01-29	315,000	278,154
Media 0.8%
Comcast Corp.	3.150	03-01-26	295,000	292,367
Comcast Corp.	3.400	04-01-30	175,000	169,504
Consumer discretionary 1.6%				1,008,563
Automobiles 0.4%
American Honda Finance Corp.	0.650	09-08-23	270,000	263,498
Hotels, restaurants and leisure 0.4%
Starbucks Corp.	3.500	03-01-28	275,000	269,254
Specialty retail 0.8%
Lowe’s Companies, Inc.	3.650	04-05-29	295,000	285,458
The Home Depot, Inc.	2.950	06-15-29	200,000	190,353
Consumer staples 1.8%				1,104,636
Beverages 1.1%
Anheuser-Busch Companies LLC	3.650	02-01-26	325,000	325,459
Anheuser-Busch InBev Worldwide, Inc.	4.750	01-23-29	150,000	156,011
Keurig Dr. Pepper, Inc.	2.250	03-15-31	187,000	157,578
Food products 0.4%
General Mills, Inc.	4.200	04-17-28	263,000	266,131
Household products 0.3%
The Clorox Company	3.900	05-15-28	200,000	199,457
Energy 3.9%				2,390,613
Energy equipment and services 0.4%
Schlumberger Investment SA	3.650	12-01-23	250,000	252,780
Oil, gas and consumable fuels 3.5%
Enbridge, Inc.	2.500	08-01-33	265,000	221,787
Enbridge, Inc.	4.250	12-01-26	285,000	287,867
Equinor ASA	3.125	04-06-30	410,000	392,305
Phillips 66	3.850	04-09-25	320,000	323,465
Shell International Finance BV	2.375	11-07-29	473,000	428,899
The Williams Companies, Inc.	3.500	11-15-30	310,000	288,236
TotalEnergies Capital International SA	3.455	02-19-29	200,000	195,274
12	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials 15.0%				$9,157,868
Banks 11.1%
African Development Bank	0.750	04-03-23	300,000	296,546
Bank of America Corp. (0.976% to 4-22-24, then SOFR + 0.690%)	0.976	04-22-25	325,000	309,041
Bank of America Corp. (1.898% to 7-23-30, then SOFR + 1.530%)	1.898	07-23-31	565,000	468,130
Bank of America Corp. (3.419% to 12-20-27, then 3 month LIBOR + 1.040%)	3.419	12-20-28	200,000	191,154
Bank of Montreal	1.500	01-10-25	480,000	456,292
BNP Paribas SA	3.250	03-03-23	430,000	431,767
Citigroup, Inc. (2.572% to 6-3-30, then SOFR + 2.107%)	2.572	06-03-31	150,000	130,309
Citigroup, Inc. (2.976% to 11-5-29, then SOFR + 1.422%)	2.976	11-05-30	200,000	180,478
Citigroup, Inc.	3.200	10-21-26	350,000	339,241
International Bank for Reconstruction & Development	0.625	04-22-25	320,000	300,900
JPMorgan Chase & Co. (0.563% to 2-16-24, then SOFR + 0.420%)	0.563	02-16-25	330,000	314,448
JPMorgan Chase & Co. (3.702% to 5-6-29, then 3 month LIBOR + 1.160%)	3.702	05-06-30	180,000	173,036
JPMorgan Chase & Co. (4.452% to 12-5-28, then 3 month LIBOR + 1.330%)	4.452	12-05-29	200,000	201,377
KeyCorp	2.550	10-01-29	201,000	178,702
Lloyds Banking Group PLC (1.627% to 5-11-26, then 1 Year CMT + 0.850%)	1.627	05-11-27	335,000	302,057
Mitsubishi UFJ Financial Group, Inc. (2.309% to 7-20-31, then 1 Year CMT + 0.950%)	2.309	07-20-32	345,000	288,613
Royal Bank of Canada	2.050	01-21-27	309,000	285,966
Sumitomo Mitsui Financial Group, Inc.	1.902	09-17-28	320,000	277,901
The Bank of Nova Scotia	1.450	01-10-25	485,000	460,790
The PNC Financial Services Group, Inc.	1.150	08-13-26	472,000	429,902
The Toronto-Dominion Bank	0.750	09-11-25	413,000	377,597
Westpac Banking Corp.	1.150	06-03-26	415,000	376,675
Capital markets 2.9%
Intercontinental Exchange, Inc.	4.600	03-15-33	365,000	373,341
Morgan Stanley (1.593% to 5-4-26, then SOFR + 0.879%)	1.593	05-04-27	435,000	395,876
Morgan Stanley	4.000	07-23-25	200,000	202,033
State Street Corp. (2.354% to 11-1-24, then SOFR + 0.940%)	2.354	11-01-25	250,000	244,042
The Goldman Sachs Group, Inc. (1.992% to 1-27-31, then SOFR + 1.090%)	1.992	01-27-32	350,000	287,506
The Goldman Sachs Group, Inc. (3.814% to 4-23-28, then 3 month LIBOR + 1.158%)	3.814	04-23-29	275,000	267,471
Insurance 1.0%
Aon Corp.	2.800	05-15-30	323,000	289,755
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Chubb INA Holdings, Inc.	1.375	09-15-30	170,000	$139,895
Lincoln National Corp.	3.050	01-15-30	205,000	187,027
Health care 5.1%				3,112,983
Biotechnology 1.2%
AbbVie, Inc.	3.600	05-14-25	210,000	211,411
AbbVie, Inc.	4.250	11-14-28	222,000	225,159
Amgen, Inc.	2.200	02-21-27	310,000	291,365
Health care providers and services 3.2%
Anthem, Inc.	2.875	09-15-29	340,000	315,801
Anthem, Inc.	3.650	12-01-27	330,000	327,579
CVS Health Corp.	1.875	02-28-31	265,000	219,985
CVS Health Corp.	3.875	07-20-25	265,000	267,656
CVS Health Corp.	4.300	03-25-28	230,000	232,866
Seattle Children’s Hospital	1.208	10-01-27	325,000	280,282
UnitedHealth Group, Inc.	4.200	05-15-32	315,000	322,547
Pharmaceuticals 0.7%
Merck & Company, Inc.	3.400	03-07-29	285,000	280,913
Zoetis, Inc.	3.250	02-01-23	137,000	137,419
Industrials 2.0%				1,202,866
Aerospace and defense 0.2%
Lockheed Martin Corp.	3.550	01-15-26	126,000	127,840
Building products 0.5%
Carrier Global Corp.	2.700	02-15-31	335,000	291,067
Commercial services and supplies 0.4%
Waste Management, Inc.	2.400	05-15-23	225,000	224,599
Machinery 0.9%
CNH Industrial Capital LLC	1.450	07-15-26	317,000	286,990
John Deere Capital Corp.	2.250	09-14-26	285,000	272,370
Information technology 0.6%				393,836
Semiconductors and semiconductor equipment 0.2%
Intel Corp.	2.450	11-15-29	140,000	128,105
Software 0.4%
salesforce.com, Inc.	1.950	07-15-31	308,000	265,731
Materials 1.1%				663,794
Chemicals 0.7%
Eastman Chemical Company	4.500	12-01-28	165,000	165,353
Ecolab, Inc.	2.125	02-01-32	313,000	270,122
Containers and packaging 0.4%
WRKCo, Inc.	3.750	03-15-25	115,000	115,285
14	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging (continued)
WRKCo, Inc.	4.650	03-15-26	110,000	$113,034
Real estate 3.2%				1,971,798
Equity real estate investment trusts 3.2%
Alexandria Real Estate Equities, Inc.	4.900	12-15-30	305,000	315,324
American Tower Corp.	3.375	10-15-26	275,000	266,188
Boston Properties LP	3.800	02-01-24	200,000	201,317
Equinix, Inc.	3.200	11-18-29	326,000	298,528
Healthpeak Properties, Inc.	3.000	01-15-30	240,000	219,439
Prologis LP	1.250	10-15-30	170,000	137,357
Simon Property Group LP	1.375	01-15-27	301,000	269,526
Welltower, Inc.	2.750	01-15-32	306,000	264,119
Utilities 3.6%				2,174,016
Electric utilities 3.6%
American Electric Power Company, Inc.	4.300	12-01-28	280,000	279,835
DTE Electric Company	2.250	03-01-30	150,000	133,416
Eversource Energy	1.650	08-15-30	355,000	289,201
Florida Power & Light Company	2.850	04-01-25	120,000	119,474
MidAmerican Energy Company	3.100	05-01-27	275,000	268,526
National Rural Utilities Cooperative Finance Corp.	1.350	03-15-31	257,000	204,668
NextEra Energy Capital Holdings, Inc.	2.250	06-01-30	385,000	334,269
NSTAR Electric Company	3.200	05-15-27	125,000	122,411

Xcel Energy, Inc.	4.000	06-15-28	425,000	422,216
Municipal bonds 5.9%				$3,593,467
(Cost $3,788,243)
Bloomfield Township Board of Education (New Jersey)	1.523	09-01-27	155,000	140,304
California Health Facilities Financing Authority	1.829	06-01-29	250,000	218,608
California State University	1.740	11-01-30	210,000	175,098
City of San Francisco Public Utilities Commission Water Revenue (California)	2.806	11-01-23	250,000	250,784
Geisinger Authority (Pennsylvania)	1.680	04-01-24	165,000	159,399
Jackson State University Educational Building Corp. (Mississippi)	2.720	03-01-23	295,000	296,073
Kent Hospital Finance Authority (Michigan)	2.821	07-15-29	310,000	288,675
Municipal Improvement Corp. of Los Angeles (California)	1.341	11-01-26	270,000	239,476
New York City Housing Development Corp.	2.416	05-01-24	325,000	321,434
New York City Transitional Finance Authority Future Tax Secured Revenue	2.150	05-01-25	350,000	338,186
Passaic Valley Water Commission (New Jersey)	2.739	12-15-25	275,000	271,388
San Francisco City & County Airport Commission (California)	2.583	05-01-30	300,000	268,010
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value

State Board of Administration Finance Corp. (Florida)	1.258	07-01-25	270,000	$252,007

University of North Texas System	3.357	04-15-27	375,000	374,025
Collateralized mortgage obligations 4.9%				$2,995,241
(Cost $3,121,375)
U.S. Government Agency 4.9%				2,995,241
Federal Home Loan Mortgage Corp.
Series 3803, Class PC	3.250	01-15-41	159,706	160,913
Series 4656, Class EA	4.000	09-15-42	68,702	69,126
Series K028, Class A2	3.111	02-25-23	333,461	334,592
Series K036, Class A2 (A)	3.527	10-25-23	237,000	238,981
Series K724, Class A2 (A)	3.062	11-25-23	302,000	303,030
Series K725, Class A2	3.002	01-25-24	617,000	618,568
Federal National Mortgage Association
Series 2012-56, Class WB	3.500	05-25-42	131,004	125,022
Series 2012-68, Class GU	1.750	05-25-31	211,746	209,572
Series 2013-130, Class GD	3.500	09-25-33	70,675	71,306
Series 2013-135, Class KM	2.500	03-25-28	58,060	58,123
Series 2013-31, Class NG	2.250	04-25-33	292,202	280,947
Series 2013-34, Class PA	2.000	08-25-42	283,370	271,737
Series 2016-36, Class BC	2.500	03-25-43	112,065	111,461

Series 2017-M13, Class A2 (A)	2.926	09-25-27	142,575	141,863
Asset backed securities 7.4%				$4,563,800
(Cost $4,754,274)
Asset backed securities 7.4%				4,563,800
American Express Credit Account Master Trust
Series 2021-1, Class A	0.900	11-15-26	279,000	264,673
CarMax Auto Owner Trust
Series 2022-2, Class A3	3.490	02-16-27	174,000	173,409
Chase Issuance Trust
Series 2020-A1, Class A1	1.530	01-15-25	367,000	365,208
CNH Equipment Trust
Series 2021-B, Class A3	0.440	08-17-26	229,000	219,658
Series 2022-A, Class A3	2.940	07-15-27	124,000	121,756
Ford Credit Auto Owner Trust
Series 2019-C, Class A3	1.870	03-15-24	56,542	56,491
Series 2020-A, Class A4	1.350	07-15-25	358,000	350,929
Series 2021-A, Class A3	0.300	08-15-25	144,000	140,536
GM Financial Consumer Automobile Receivables Trust
Series 2020-2, Class A4	1.740	08-18-25	314,000	307,690
Series 2020-3, Class A3	0.450	04-16-25	163,016	160,970
Series 2021-2, Class A3	0.510	04-16-26	134,000	130,333
Honda Auto Receivables Owner Trust
Series 2019-4, Class A3	1.830	01-18-24	97,275	97,177
Series 2021-1, Class A3	0.270	04-21-25	88,000	86,102
16	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
John Deere Owner Trust
Series 2021-B, Class A3	0.520	03-16-26	181,000	$172,202
Series 2022-A, Class A3	2.320	09-16-26	214,000	208,649
U.S. Small Business Administration
Series 2012-20K, Class 1	2.090	11-01-32	202,847	192,940
Series 2016-20B, Class 1	2.270	02-01-36	195,426	186,430
Series 2016-20F, Class 1	2.180	06-01-36	167,954	159,206
Series 2016-20J, Class 1	2.210	10-01-36	62,857	59,542
Series 2017-20H, Class 1	2.750	08-01-37	129,715	125,518
Series 2020-20H, Class 1	0.900	08-01-40	158,027	136,094
Series 2020-20I, Class 1	1.050	09-01-40	166,505	145,333
Series 2022-20E, Class 1	3.820	05-01-42	304,000	312,530
Verizon Master Trust
Series 2021-1, Class A	0.500	05-20-27	193,000	183,371
Series 2022-2, Class A	1.530	07-20-28	218,000	207,053

	Yield (%)	Shares	Value
Short-term investments 0.9%			$557,051
(Cost $557,051)
Short-term funds 0.9%			557,051
JPMorgan U.S. Government Money Market Fund, Institutional Class	0.7499(B)	557,051	557,051

Total investments (Cost $64,619,318) 99.7%	$61,039,194
Other assets and liabilities, net 0.3%	177,660
Total net assets 100.0%	$61,216,854

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(B)	The rate shown is the annualized seven-day yield as of 5-31-22.
At 5-31-22, the aggregate cost of investments for federal income tax purposes was $64,892,741. Net unrealized depreciation aggregated to $3,853,547, of which $40,093 related to gross unrealized appreciation and $3,893,640 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	17

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-22

Assets
Unaffiliated investments, at value (Cost $64,619,318)	$61,039,194
Cash	4,167
Interest receivable	269,843
Receivable for fund shares sold	30,695
Receivable for investments sold	18,826
Receivable from affiliates	1,567
Other assets	28,067
Total assets	61,392,359
Liabilities
Distributions payable	98,051
Payable for fund shares repurchased	10,909
Payable to affiliates
Accounting and legal services fees	2,833
Transfer agent fees	5,751
Trustees’ fees	16
Other liabilities and accrued expenses	57,945
Total liabilities	175,505
Net assets	$61,216,854
Net assets consist of
Paid-in capital	$65,564,158
Total distributable earnings (loss)	(4,347,304)
Net assets	$61,216,854

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,969,000 ÷ 208,813 shares)[1]	$9.43
Class I ($58,365,347 ÷ 6,189,759 shares)	$9.43
Class R6 ($882,507 ÷ 93,569 shares)	$9.43
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.82

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
18	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 5-31-22

Investment income
Interest	$1,143,737
Expenses
Investment management fees	284,638
Distribution and service fees	4,854
Accounting and legal services fees	8,920
Transfer agent fees	70,924
Trustees’ fees	933
Custodian fees	35,779
State registration fees	53,158
Printing and postage	11,600
Professional fees	58,246
Other	15,290
Total expenses	544,342
Less expense reductions	(152,201)
Net expenses	392,141
Net investment income	751,596
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(59,480)
(59,480)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(5,167,418)
(5,167,418)
Net realized and unrealized loss	(5,226,898)
Decrease in net assets from operations	$(4,475,302)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-22	Year ended 5-31-21
Increase (decrease) in net assets
From operations
Net investment income	$751,596	$987,273
Net realized gain (loss)	(59,480)	1,327,772
Change in net unrealized appreciation (depreciation)	(5,167,418)	(2,116,541)
Increase (decrease) in net assets resulting from operations	(4,475,302)	198,504
Distributions to shareholders
From earnings
Class A	(47,419)	(52,304)
Class I	(1,583,299)	(1,675,075)
Class R6	(26,654)	(23,352)
Total distributions	(1,657,372)	(1,750,731)
From fund share transactions	4,089,929	173,478
Total decrease	(2,042,745)	(1,378,749)
Net assets
Beginning of year	63,259,599	64,638,348
End of year	$61,216,854	$63,259,599
20	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$10.39	$10.65	$10.14	$9.85	$10.16
Net investment income[1]	0.09	0.15	0.18	0.18	0.14
Net realized and unrealized gain (loss) on investments	(0.81)	(0.15)	0.54	0.31	(0.27)
Total from investment operations	(0.72)	—	0.72	0.49	(0.13)
Less distributions
From net investment income	(0.16)	(0.18)	(0.21)	(0.20)	(0.17)
From net realized gain	(0.08)	(0.08)	—	—	(0.01)
Total distributions	(0.24)	(0.26)	(0.21)	(0.20)	(0.18)
Net asset value, end of period	$9.43	$10.39	$10.65	$10.14	$9.85
Total return (%)[2,3]	(7.04)	(0.03)	7.16	5.04	(1.31)
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$6	$5	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.12	1.15	1.12	1.39
Expenses including reductions	0.86	0.87	0.87	0.86	0.86
Net investment income	0.94	1.37	1.76	1.81	1.40
Portfolio turnover (%)	47	50	34	37	83

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	21

CLASS I SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$10.39	$10.64	$10.14	$9.85	$10.16
Net investment income[1]	0.12	0.16	0.21	0.20	0.16
Net realized and unrealized gain (loss) on investments	(0.81)	(0.12)	0.52	0.31	(0.27)
Total from investment operations	(0.69)	0.04	0.73	0.51	(0.11)
Less distributions
From net investment income	(0.19)	(0.21)	(0.23)	(0.22)	(0.19)
From net realized gain	(0.08)	(0.08)	—	—	(0.01)
Total distributions	(0.27)	(0.29)	(0.23)	(0.22)	(0.20)
Net asset value, end of period	$9.43	$10.39	$10.64	$10.14	$9.85
Total return (%)[2]	(6.83)	0.34	7.32	5.29	(1.06)
Ratios and supplemental data
Net assets, end of period (in millions)	$58	$61	$58	$55	$48
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.87	0.90	0.89	1.14
Expenses including reductions	0.61	0.62	0.62	0.63	0.61
Net investment income	1.19	1.53	2.01	2.05	1.65
Portfolio turnover (%)	47	50	34	37	83

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	5-31-22	5-31-21	5-31-20	5-31-19	5-31-18
Per share operating performance
Net asset value, beginning of period	$10.39	$10.65	$10.14	$9.85	$10.16
Net investment income[1]	0.13	0.17	0.22	0.21	0.18
Net realized and unrealized gain (loss) on investments	(0.81)	(0.13)	0.54	0.31	(0.28)
Total from investment operations	(0.68)	0.04	0.76	0.52	(0.10)
Less distributions
From net investment income	(0.20)	(0.22)	(0.25)	(0.23)	(0.20)
From net realized gain	(0.08)	(0.08)	—	—	(0.01)
Total distributions	(0.28)	(0.30)	(0.25)	(0.23)	(0.21)
Net asset value, end of period	$9.43	$10.39	$10.65	$10.14	$9.85
Total return (%)[2]	(6.73)	0.35	7.54	5.41	(0.96)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.77	0.79	0.77	1.05
Expenses including reductions	0.51	0.51	0.51	0.51	0.51
Net investment income	1.30	1.63	2.13	2.16	1.75
Portfolio turnover (%)	47	50	34	37	83

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	23

Notes to financial statements
Note 1—Organization
John Hancock ESG Core Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or
24	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of May 31, 2022, by major security category or type:
	Total value at 5-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$24,498,020	—	$24,498,020	—
Corporate bonds	24,831,615	—	24,831,615	—
Municipal bonds	3,593,467	—	3,593,467	—
Collateralized mortgage obligations	2,995,241	—	2,995,241	—
Asset backed securities	4,563,800	—	4,563,800	—
Short-term investments	557,051	$557,051	—	—
Total investments in securities	$61,039,194	$557,051	$60,482,143	—
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	25

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2022 were $3,585.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, net capital losses of $479,477 that are a result of security transactions occurring after October 31, 2021, are treated as occurring on June 1, 2022, the first day of the fund’s next taxable year.
As of May 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2022 and 2021 was as follows:
	May 31, 2022	May 31, 2021
Ordinary income	$1,161,746	$1,285,355
Long-term capital gains	495,626	465,376
Total	$1,657,372	$1,750,731
26	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2022, the components of distributable earnings on a tax basis consisted of $83,770 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to distributions payable and amortization and accretion on debt securities.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.450% of the first $250 million of the fund’s average daily net assets, and (b) 0.400% of the fund’s average daily net assets in excess of $250 million. If net assets exceed $250 million, then the advisory fee to be paid is 0.400% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Breckinridge Capital Advisors, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.500% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on September 30, 2022, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	27

For the year ended May 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$4,665
Class I	145,150
Class	Expense reduction
Class R6	$2,386
Total	$152,201

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2022, were equivalent to a net annual effective rate of 0.21% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,439 for the year ended May 31, 2022. Of this amount, $511 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $2,928 was paid as sales commissions to broker-dealers.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2022, there were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
28	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

Class level expenses. Class level expenses for the year ended May 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$4,854	$2,207
Class I	—	68,631
Class R6	—	86
Total	$4,854	$70,924
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended May 31, 2022 and 2021 were as follows:
	Year Ended 5-31-22		Year Ended 5-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	123,389	$1,255,860	104,481	$1,102,487
Distributions reinvested	4,707	47,293	2,383	25,189
Repurchased	(57,960)	(570,399)	(498,228)	(5,328,970)
Net increase (decrease)	70,136	$732,754	(391,364)	$(4,201,294)
Class I shares
Sold	749,307	$7,552,536	902,203	$9,554,151
Distributions reinvested	40,018	401,874	37,134	392,657
Repurchased	(457,867)	(4,627,316)	(536,016)	(5,608,144)
Net increase	331,458	$3,327,094	403,321	$4,338,664
Class R6 shares
Sold	54,721	$570,170	25,146	$266,359
Distributions reinvested	2,644	26,626	2,208	23,354
Repurchased	(54,814)	(566,715)	(23,751)	(253,605)
Net increase	2,551	$30,081	3,603	$36,108
Total net increase	404,145	$4,089,929	15,560	$173,478
Affiliates of the fund owned 72% of shares of Class I on May 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $15,836,588 and $20,292,587, respectively, for the year ended May 31, 2022. Purchases and sales of U.S. Treasury obligations aggregated $17,143,160 and $9,100,119, respectively, for the year ended May 31, 2022.
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	29

Note 7—Environmental, social, and governance (ESG) investing risk
Incorporating ESG criteria and investing primarily in instruments that have certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize an ESG investment strategy. Although the manager has established its own process for evaluation of ESG factors, successful application of the fund’s sustainable investment strategy will depend on the manager’s skill in identifying and analyzing material ESG issues. ESG factors may be evaluated differently by different managers, and may not carry the same meaning to all investors and managers.
Note 8—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 10—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
30	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock ESG Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock ESG Core Bond Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	31

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $495,626 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
32	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock ESG Core Bond Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Breckinridge Capital Advisors, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	33

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
34	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	189
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	189
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	189
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	189
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	189
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	189
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	35

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	1994	189
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	189
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	189
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	189
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
36	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	189
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	37

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
38	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Breckinridge Capital Advisors, Inc.
Portfolio Managers
Matthew C. Buscone
Sara Chanda
Khurram Gillani
Jeffrey M. Glenn, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	39

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock ESG Core Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2234711	468A 5/22
7/2022

Annual report
John Hancock
Short Duration Bond Fund
Fixed income
May 31, 2022

A message to shareholders
Dear shareholder,
The bond market declined for the 12 months ended May 31, 2022, reflecting a broad rise in bond yields. A recovering and growing economy, combined with supply chain shortages and increased government spending, led to the inflation rate surging to a 40-year high. To combat rising inflationary pressures, the U.S. Federal Reserve (Fed) began raising short-term interest rates in March 2022, which pushed bond yields higher and prices lower. Furthermore, the conflict between Russia and Ukraine, which created significant geopolitical and economic uncertainty, led to heightened volatility in the bond market. Although bond yields rose across the board, short-term bond yields increased the most, reflecting the Fed’s interest-rate hikes and expectations for more going forward.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Short Duration Bond Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
26	Financial statements
29	Financial highlights
34	Notes to financial statements
43	Report of independent registered public accounting firm
44	Tax information
45	Statement regarding liquidity risk management
47	Trustees and Officers
51	More information
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with prudent investment risk.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2022 (%)

The Bloomberg U.S. Aggregate 1-3 Year Index tracks publicly issued medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international U.S. dollar-denominated bonds that have maturities of between one and three years.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Rising inflation prompted a shift in U.S. Federal Reserve (Fed) policy
The Fed ended its quantitative easing policy and began to raise short-term interest rates, weighing on returns across the bond market.
The fund’s benchmark, the Bloomberg U.S. Aggregate 1-3 Year Index, posted a loss
Yields on short-term bonds rose (as prices fell) due to the prospect of higher interest rates, outweighing the contribution from income.
The fund underperformed the index
While yield curve positioning and asset allocation helped performance, security selection detracted.
PORTFOLIO COMPOSITION AS OF 5/31/2022 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	3

QUALITY COMPOSITION AS OF 5/31/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-22 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2022?
Bonds experienced significant headwinds during the period, ending a long, multi-year stretch of positive performance. The market held up well though most of 2021 despite rising inflation, largely as a result of the U.S. Federal Reserve’s (Fed’s) stance that the price pressures were transitory. The environment grew more challenging in November, when the Fed was compelled to shift its policy as it became apparent that inflation was becoming entrenched. The Fed announced that it would taper quantitative easing and begin to raise interest rates in 2022. It raised its short-term interest rates twice in the last three months of the period and signaled that more rate hikes were on the way.
Short-term bonds, which are highly sensitive to Fed policy, lagged as a result of these developments. Within the short-term segment of the bond market, investment-grade corporates and securitized assets (mortgage-backed securities, asset-backed securities, and commercial mortgage backed-securities) lagged in relation to the fund’s benchmark, the Bloomberg U.S. Aggregate 1-3 Year Index. On the other hand, U.S. Treasuries slightly outperformed.
What elements of the fund’s positioning helped and hurt results?
The fund was hurt by its overweight in asset-backed securities and underweight in U.S. Treasuries; however, positioning with respect to emerging-market debt and high-yield corporate bonds contributed. An allocation to term loans, which are not held by the benchmark, also detracted. Security selection was a modest detractor,
COUNTRY COMPOSITION AS OF 5/31/2022 (% of net assets)
United States	77.8
Cayman Islands	5.7
United Kingdom	3.2
Canada	3.1
Ireland	1.3
Luxembourg	1.2
Israel	1.2
Other countries	6.5
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	5

with narrow deficits in commercial mortgage-backed securities, investment-grade corporates, and asset-backed securities. Yield curve positioning was the primary contributor to performance. The fund was helped by its underweight in two-year issues, which experienced the largest increase in yield during the period.
What were some key aspects of your portfolio activity?
We refrained from making reactionary decisions in response to historic volatility, opting instead to make adjustments on the margin as opportunities presented themselves. With that said, bonds in the one- to three-year investment universe mature quickly and need to be replaced. We used the proceeds of maturing issues to add to the fund’s allocation to corporates late in the first calendar quarter of 2022, when valuations became more attractive as yield spreads widened in the sell-off.
More generally speaking, we maintained a sizable underweight in U.S. Treasuries in favor of other areas (corporates, high yield, securitized assets, loans, and the emerging markets) where we believed total return opportunities were more compelling.
Can you tell us about additions to the management team?
Effective June 30, 2021, Pranay Sonalkar was added to the team. Effective March 31, 2022, Connor Minnaar, CFA was added to the team.
MANAGED BY

Howard C. Greene, CFA
Jeffrey N. Given, CFA
Pranay Sonalkar
Connor Minnaar, CFA
The views expressed in this report are exclusively those of portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2022

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge	SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	Since inception (7-16-19)	Since inception (7-16-19)	as of 5-31-22	as of 5-31-22
Class A	-5.45	0.08	0.23	3.44	3.43
Class C	-4.85	0.16	0.46	2.78	2.77
Class I1	-3.04	1.12	3.24	3.80	3.79
Class R6[1]	-2.94	1.23	3.59	3.88	3.88
Class NAV[1]	-2.93	1.24	3.60	3.92	3.91
Index††	-3.05	0.48	1.40	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 2.25% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	0.73	1.48	0.48	0.38	0.37
Net (%)	0.66	1.41	0.41	0.30	0.30
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Aggregate 1-3 Year Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Short Duration Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Aggregate 1-3 Year Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	7-16-19	10,046	10,046	10,140
Class I1	7-16-19	10,324	10,324	10,140
Class R6[1]	7-16-19	10,359	10,359	10,140
Class NAV[1]	7-16-19	10,360	10,360	10,140
The Bloomberg U.S. Aggregate 1-3 Year Index tracks publicly issued medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international U.S. dollar-denominated bonds that have maturities of between one and three years.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2021, with the same investment held until May 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
		Account value on 12-1-2021	Ending value on 5-31-2022	Expenses paid during period ended 5-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$968.40	$3.19	0.65%
	Hypothetical example	1,000.00	1,021.70	3.28	0.65%
Class C	Actual expenses/actual returns	1,000.00	964.90	6.86	1.40%
	Hypothetical example	1,000.00	1,018.00	7.04	1.40%
Class I	Actual expenses/actual returns	1,000.00	969.70	1.96	0.40%
	Hypothetical example	1,000.00	1,022.90	2.02	0.40%
Class R6	Actual expenses/actual returns	1,000.00	970.20	1.42	0.29%
	Hypothetical example	1,000.00	1,023.50	1.46	0.29%
Class NAV	Actual expenses/actual returns	1,000.00	970.30	1.38	0.28%
	Hypothetical example	1,000.00	1,023.50	1.41	0.28%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-22
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 7.9%				$40,104,619
(Cost $41,269,093)
U.S. Government 7.9%				40,104,619
U.S. Treasury
Note	0.250	05-15-24	10,000,000	9,570,313
Note	0.250	06-30-25	2,000,000	1,853,125
Note	1.375	01-31-25	8,800,000	8,503,000
Note	2.375	04-30-26	2,500,000	2,461,816
Note	2.625	05-31-27	7,000,000	6,937,109

Note	2.750	05-15-25	10,770,000	10,779,256
Corporate bonds 59.3%				$301,372,753
(Cost $315,580,657)
Communication services 5.3%				27,174,182
Diversified telecommunication services 1.0%
Kenbourne Invest SA (A)	6.875	11-26-24	2,150,000	2,060,775
Telecom Italia SpA (A)	5.303	05-30-24	3,000,000	3,043,800
Entertainment 0.9%
Magallanes, Inc. (A)	3.638	03-15-25	2,378,000	2,347,900
Netflix, Inc.	5.750	03-01-24	1,440,000	1,498,349
Take-Two Interactive Software, Inc.	3.300	03-28-24	567,000	566,234
Take-Two Interactive Software, Inc.	3.550	04-14-25	320,000	318,087
Interactive media and services 0.5%
TripAdvisor, Inc. (A)	7.000	07-15-25	2,300,000	2,379,465
Media 1.6%
Altice France Holding SA (A)	10.500	05-15-27	1,250,000	1,228,413
Charter Communications Operating LLC	4.908	07-23-25	2,000,000	2,042,159
CSC Holdings LLC	5.250	06-01-24	500,000	493,530
Radiate Holdco LLC (A)	4.500	09-15-26	2,150,000	1,993,029
Univision Communications, Inc. (A)	9.500	05-01-25	2,500,000	2,601,292
Wireless telecommunication services 1.3%
Sprint Corp.	7.125	06-15-24	2,690,000	2,858,098
Sprint Corp.	7.875	09-15-23	575,000	602,313
T-Mobile USA, Inc.	3.500	04-15-25	3,165,000	3,140,738
Consumer discretionary 9.7%				49,125,466
Automobiles 3.0%
Daimler Finance North America LLC (A)	0.750	03-01-24	2,300,000	2,205,633
Daimler Trucks Finance North America LLC (A)	1.625	12-13-24	489,000	466,351
Ford Motor Credit Company LLC	2.300	02-10-25	1,000,000	931,963
Ford Motor Credit Company LLC	5.125	06-16-25	4,790,000	4,788,371
General Motors Financial Company, Inc.	2.900	02-26-25	2,900,000	2,819,637
Hyundai Capital America (A)	1.000	09-17-24	640,000	601,425
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	11

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
Nissan Motor Acceptance Company LLC (A)	1.050	03-08-24	3,450,000	$3,266,558
Nissan Motor Acceptance Company LLC (A)	1.125	09-16-24	322,000	299,920
Diversified consumer services 0.1%
GEMS MENASA Cayman, Ltd. (A)	7.125	07-31-26	227,000	220,871
Hotels, restaurants and leisure 4.1%
Dave & Buster’s, Inc. (A)	7.625	11-01-25	1,600,000	1,606,000
Hilton Domestic Operating Company, Inc. (A)	5.375	05-01-25	2,800,000	2,842,560
Hyatt Hotels Corp.	1.800	10-01-24	339,000	324,687
Hyatt Hotels Corp.	3.375	07-15-23	1,150,000	1,150,503
Hyatt Hotels Corp.	5.625	04-23-25	2,015,000	2,080,575
International Game Technology PLC (A)	6.500	02-15-25	2,225,000	2,286,188
Life Time, Inc. (A)	8.000	04-15-26	1,033,000	1,013,461
Marriott International, Inc.	3.600	04-15-24	575,000	577,026
Marriott International, Inc.	5.750	05-01-25	2,610,000	2,753,273
Marriott Ownership Resorts, Inc. (A)	6.125	09-15-25	1,000,000	1,015,870
MGM Resorts International	5.750	06-15-25	1,250,000	1,243,750
Royal Caribbean Cruises, Ltd. (A)	9.125	06-15-23	1,000,000	1,020,000
Travel + Leisure Company	3.900	03-01-23	1,150,000	1,150,000
Travel + Leisure Company	6.600	10-01-25	1,825,000	1,888,875
Household durables 1.4%
Century Communities, Inc.	6.750	06-01-27	2,225,000	2,262,402
Empire Communities Corp. (A)	7.000	12-15-25	2,320,000	2,079,300
Taylor Morrison Communities, Inc. (A)	5.625	03-01-24	2,725,000	2,748,517
Multiline retail 0.7%
Nordstrom, Inc.	2.300	04-08-24	3,500,000	3,360,000
Specialty retail 0.4%
Specialty Building Products Holdings LLC (A)	6.375	09-30-26	2,300,000	2,121,750
Consumer staples 1.1%				5,539,619
Food and staples retailing 0.4%
Cargill, Inc. (A)	3.500	04-22-25	2,000,000	2,000,555
Food products 0.7%
Grupo Bimbo SAB de CV (A)	3.875	06-27-24	1,290,000	1,294,099
JDE Peet’s NV (A)	0.800	09-24-24	2,397,000	2,244,965
Energy 6.4%				32,427,096
Energy equipment and services 0.1%
CSI Compressco LP (A)	7.500	04-01-25	93,000	87,461
CSI Compressco LP (10.000% Cash or 7.250% Cash and 3.500% PIK) (A)	10.000	04-01-26	302,373	286,320
Oil, gas and consumable fuels 6.3%
Aker BP ASA (A)	3.000	01-15-25	2,400,000	2,351,069
12	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Blue Racer Midstream LLC (A)	6.625	07-15-26	2,750,000	$2,701,875
Buckeye Partners LP (A)	4.125	03-01-25	1,575,000	1,548,303
Buckeye Partners LP	4.150	07-01-23	460,000	461,983
Calumet Specialty Products Partners LP (A)	8.125	01-15-27	850,000	748,000
Cenovus Energy, Inc.	5.375	07-15-25	2,500,000	2,610,125
Continental Resources, Inc.	3.800	06-01-24	814,000	818,778
Endeavor Energy Resources LP (A)	6.625	07-15-25	2,000,000	2,067,820
Energean Israel Finance, Ltd. (A)	4.500	03-30-24	2,300,000	2,256,192
Energy Transfer LP	4.250	04-01-24	3,800,000	3,825,782
EQM Midstream Partners LP (A)	7.500	06-01-27	66,000	66,000
Hess Corp.	3.500	07-15-24	2,000,000	1,991,760
Leviathan Bond, Ltd. (A)	5.750	06-30-23	1,150,000	1,152,572
Leviathan Bond, Ltd. (A)	6.125	06-30-25	1,440,000	1,431,508
Parkland Corp. (A)	5.875	07-15-27	2,300,000	2,253,310
Phillips 66 Company (A)	3.605	02-15-25	1,150,000	1,146,931
Southwestern Energy Company	5.950	01-23-25	2,500,000	2,582,463
The Williams Companies, Inc.	3.900	01-15-25	1,150,000	1,151,958
The Williams Companies, Inc.	4.500	11-15-23	873,000	886,886
Financials 14.1%				71,484,275
Banks 7.7%
Bank of America Corp. (3.384% to 4-2-25, then SOFR + 1.330%)	3.384	04-02-26	2,000,000	1,970,496
Bank of America Corp.	4.200	08-26-24	2,300,000	2,337,451
Barclays PLC	4.375	09-11-24	2,150,000	2,176,011
Citigroup, Inc. (0.981% to 5-1-24, then SOFR + 0.669%)	0.981	05-01-25	2,500,000	2,375,038
Citigroup, Inc.	3.875	03-26-25	2,000,000	2,002,000
Cooperatieve Rabobank UA	3.375	05-21-25	2,000,000	1,994,862
HSBC Holdings PLC (0.976% to 5-24-24, then SOFR + 0.708%)	0.976	05-24-25	2,000,000	1,887,382
HSBC Holdings PLC	4.250	08-18-25	2,500,000	2,502,094
JPMorgan Chase & Co. (3.220% to 3-1-24, then 3 month LIBOR + 1.155%)	3.220	03-01-25	3,000,000	2,983,146
Lloyds Banking Group PLC (0.695% to 5-11-23, then 1 Year CMT + 0.550%)	0.695	05-11-24	3,450,000	3,361,241
NatWest Group PLC	3.875	09-12-23	2,690,000	2,705,731
NatWest Markets PLC (A)	0.800	08-12-24	2,000,000	1,878,098
Regions Financial Corp.	2.250	05-18-25	3,000,000	2,895,791
Santander Holdings USA, Inc.	3.244	10-05-26	865,000	827,546
Santander Holdings USA, Inc.	3.450	06-02-25	2,000,000	1,965,646
Santander Holdings USA, Inc.	3.500	06-07-24	2,300,000	2,288,266
Wells Fargo & Company	3.000	02-19-25	3,000,000	2,976,593
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets 3.8%
Ares Capital Corp.	3.250	07-15-25	2,000,000	$1,903,001
Ares Capital Corp.	4.200	06-10-24	5,165,000	5,184,342
Blackstone Private Credit Fund (A)	2.350	11-22-24	2,176,000	2,040,558
Blackstone Private Credit Fund (A)	2.700	01-15-25	437,000	410,026
Deutsche Bank AG	0.898	05-28-24	1,500,000	1,421,008
Deutsche Bank AG (1.447% to 4-1-24, then SOFR + 1.131%)	1.447	04-01-25	2,500,000	2,372,761
Hercules Capital, Inc.	2.625	09-16-26	224,000	200,732
Morgan Stanley	3.875	01-27-26	3,000,000	3,006,229
The Goldman Sachs Group, Inc.	3.500	04-01-25	2,500,000	2,496,639
Consumer finance 1.1%
Ally Financial, Inc.	3.875	05-21-24	2,400,000	2,412,484
Ally Financial, Inc.	5.800	05-01-25	1,100,000	1,150,017
Capital One Financial Corp. (1.343% to 12-6-23, then SOFR + 0.690%)	1.343	12-06-24	655,000	632,149
Enova International, Inc. (A)	8.500	09-15-25	1,500,000	1,346,250
Insurance 1.5%
Athene Global Funding (A)	1.200	10-13-23	1,725,000	1,672,687
Athene Global Funding (A)	2.500	01-14-25	1,500,000	1,439,747
Corebridge Financial, Inc. (A)	3.500	04-04-25	3,056,000	3,027,335
Liberty Mutual Group, Inc. (A)	4.250	06-15-23	575,000	579,230
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	1,066,000	1,061,688
Health care 1.6%				8,185,344
Biotechnology 0.2%
AbbVie, Inc.	2.600	11-21-24	1,200,000	1,182,345
Health care equipment and supplies 0.4%
Varex Imaging Corp. (A)	7.875	10-15-27	1,893,000	1,919,029
Health care providers and services 0.2%
HCA, Inc.	5.375	02-01-25	1,000,000	1,033,690
Pharmaceuticals 0.8%
Astrazeneca Finance LLC	0.700	05-28-24	1,750,000	1,675,477
Mylan, Inc.	4.200	11-29-23	1,250,000	1,258,347
Royalty Pharma PLC	0.750	09-02-23	1,150,000	1,116,456
Industrials 9.0%				45,865,503
Aerospace and defense 1.1%
DAE Funding LLC (A)	1.550	08-01-24	2,525,000	2,350,607
Howmet Aerospace, Inc.	6.875	05-01-25	63,000	67,325
The Boeing Company	1.950	02-01-24	2,440,000	2,379,042
The Boeing Company	4.508	05-01-23	575,000	580,206
14	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines 1.8%
Alaska Airlines 2020-1 Class B Pass Through Trust (A)	8.000	08-15-25	184,783	$195,111
American Airlines 2015-1 Class B Pass Through Trust	3.700	05-01-23	1,952,746	1,877,854
British Airways 2013-1 Class A Pass Through Trust (A)	4.625	06-20-24	150,145	147,893
Delta Air Lines, Inc. (A)	4.500	10-20-25	2,000,000	1,995,209
Delta Air Lines, Inc. (A)	4.750	10-20-28	377,220	376,711
Mileage Plus Holdings LLC (A)	6.500	06-20-27	2,000,000	2,030,200
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	292,546	267,312
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	153,620	152,337
US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23	2,082,508	2,103,695
Commercial services and supplies 1.0%
GFL Environmental, Inc. (A)	3.750	08-01-25	3,000,000	2,913,750
Prime Security Services Borrower LLC (A)	5.250	04-15-24	2,000,000	1,997,500
Construction and engineering 1.1%
Picasso Finance Sub, Inc. (A)	6.125	06-15-25	1,798,000	1,829,465
Quanta Services, Inc.	0.950	10-01-24	1,318,000	1,241,293
Tutor Perini Corp. (A)	6.875	05-01-25	3,000,000	2,790,000
Road and rail 0.9%
Avis Budget Car Rental LLC (A)	5.750	07-15-27	2,300,000	2,227,090
Uber Technologies, Inc. (A)	7.500	05-15-25	2,500,000	2,578,675
Trading companies and distributors 2.7%
AerCap Ireland Capital DAC	2.450	10-29-26	3,000,000	2,682,547
AerCap Ireland Capital DAC	3.150	02-15-24	2,500,000	2,439,151
Air Lease Corp.	0.700	02-15-24	1,000,000	948,783
Alta Equipment Group, Inc. (A)	5.625	04-15-26	2,500,000	2,250,000
Ashtead Capital, Inc. (A)	1.500	08-12-26	335,000	297,978
Triton Container International, Ltd. (A)	0.800	08-01-23	2,570,000	2,481,945
Triton Container International, Ltd. (A)	1.150	06-07-24	3,000,000	2,819,930
Transportation infrastructure 0.4%
Adani Ports & Special Economic Zone, Ltd. (A)	3.375	07-24-24	1,875,000	1,843,894
Information technology 2.3%				11,455,063
IT services 0.5%
Sabre GLBL, Inc. (A)	7.375	09-01-25	2,590,000	2,557,625
Semiconductors and semiconductor equipment 1.2%
Microchip Technology, Inc.	0.972	02-15-24	1,150,000	1,102,238
Microchip Technology, Inc. (A)	0.983	09-01-24	2,000,000	1,879,995
Renesas Electronics Corp. (A)	1.543	11-26-24	495,000	466,941
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Skyworks Solutions, Inc.	0.900	06-01-23	2,450,000	$2,387,756
Software 0.5%
VMware, Inc.	1.000	08-15-24	2,742,000	2,592,444
Technology hardware, storage and peripherals 0.1%
Dell International LLC	5.450	06-15-23	459,000	468,064
Materials 4.9%				25,074,614
Chemicals 0.6%
Braskem Finance, Ltd.	6.450	02-03-24	1,300,000	1,361,750
FS Luxembourg Sarl (A)	10.000	12-15-25	790,000	833,260
WR Grace Holdings LLC (A)	5.625	10-01-24	1,150,000	1,144,250
Construction materials 0.6%
Cemex SAB de CV (A)	7.375	06-05-27	2,875,000	2,990,000
Containers and packaging 1.1%
Ardagh Packaging Finance PLC (A)	4.125	08-15-26	1,575,000	1,464,734
Can-Pack SA (A)	3.125	11-01-25	935,000	867,213
Graphic Packaging International LLC (A)	0.821	04-15-24	2,875,000	2,722,071
Trident TPI Holdings, Inc. (A)	9.250	08-01-24	575,000	553,438
Metals and mining 2.6%
Anglo American Capital PLC (A)	3.625	09-11-24	1,150,000	1,146,997
Anglo American Capital PLC (A)	4.875	05-14-25	489,000	500,463
Arconic Corp. (A)	6.125	02-15-28	1,538,000	1,507,931
First Quantum Minerals, Ltd. (A)	6.500	03-01-24	2,700,000	2,693,408
First Quantum Minerals, Ltd. (A)	6.875	10-15-27	1,650,000	1,646,544
Freeport-McMoRan, Inc.	4.550	11-14-24	3,800,000	3,865,275
Hudbay Minerals, Inc. (A)	4.500	04-01-26	2,000,000	1,777,280
Real estate 2.4%				12,283,071
Equity real estate investment trusts 2.4%
GLP Capital LP	5.250	06-01-25	2,500,000	2,500,625
Host Hotels & Resorts LP	3.875	04-01-24	3,625,000	3,612,132
Host Hotels & Resorts LP	4.000	06-15-25	1,300,000	1,286,574
VICI Properties LP (A)	3.500	02-15-25	2,000,000	1,912,120
VICI Properties LP (A)	4.250	12-01-26	1,000,000	949,620
VICI Properties LP (A)	5.625	05-01-24	2,000,000	2,022,000
Utilities 2.5%				12,758,520
Electric utilities 1.6%
FirstEnergy Corp.	2.050	03-01-25	1,000,000	931,300
Israel Electric Corp., Ltd. (A)	5.000	11-12-24	1,200,000	1,233,672
NRG Energy, Inc. (A)	3.750	06-15-24	1,440,000	1,427,826
Vistra Operations Company LLC (A)	3.550	07-15-24	1,000,000	981,070
Vistra Operations Company LLC (A)	5.000	07-31-27	1,725,000	1,687,576
16	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Vistra Operations Company LLC (A)	5.125	05-13-25	2,000,000	$2,012,460
Gas utilities 0.7%
AmeriGas Partners LP	5.500	05-20-25	2,000,000	1,980,000
AmeriGas Partners LP	5.875	08-20-26	1,500,000	1,525,500
Multi-utilities 0.2%

CenterPoint Energy, Inc.	2.500	09-01-24	1,000,000	979,116
Municipal bonds 0.3%				$1,279,773
(Cost $1,285,403)
Central Plains Energy Project (Nebraska)	5.000	03-01-50	1,000,000	1,029,735

State Public School Building Authority (Pennsylvania)	2.616	04-01-23	250,000	250,038
Term loans (B) 6.7%				$34,171,848
(Cost $36,153,387)
Communication services 1.0%				4,822,161
Diversified telecommunication services 0.3%
Lumen Technologies, Inc., 2020 Term Loan B (1 month LIBOR + 2.250%)	3.310	03-15-27	1,665,237	1,561,160
Interactive media and services 0.2%
Arches Buyer, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	4.310	12-06-27	1,127,000	1,057,971
Media 0.5%
Virgin Media Bristol LLC, USD Term Loan N (1 month LIBOR + 2.500%)	3.375	01-31-28	2,265,000	2,203,030
Consumer discretionary 1.3%				6,462,188
Auto components 0.3%
Dealer Tire LLC, 2020 Term Loan B (1 month LIBOR + 4.250%)	5.310	12-12-25	1,550,177	1,510,136
Diversified consumer services 0.3%
GEMS MENASA Cayman, Ltd., Term Loan (C)	TBD	07-31-26	1,472,472	1,411,114
Hotels, restaurants and leisure 0.1%
Carnival Corp., 2021 Incremental Term Loan B (3 month LIBOR + 3.250%)	4.000	10-18-28	444,885	422,454
Fertitta Entertainment LLC, Initial Term Loan B (1 month CME Term SOFR + 4.000%)	5.034	01-27-29	174,000	166,269
Household durables 0.1%
Hunter Douglas, Inc., Tranche B-1 Term Loan (3 month CME Term SOFR + 3.500%)	4.842	02-26-29	494,000	445,425
Specialty retail 0.5%
Specialty Building Products Holdings LLC, Initial Term Loan (1 month LIBOR + 3.750%)	4.678	10-15-28	2,686,000	2,506,790
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	17

	Rate (%)	Maturity date	Par value^	Value
Financials 0.3%				$1,763,412
Insurance 0.3%
USI, Inc., 2017 Repriced Term Loan (3 month LIBOR + 3.000%)	4.006	05-16-24	1,810,169	1,763,412
Industrials 1.0%				5,201,277
Commercial services and supplies 0.9%
Cimpress USA, Inc., USD Term Loan B (1 month LIBOR + 3.500%)	4.560	05-17-28	2,481,250	2,355,649
TTF Holdings LLC, Initial Term Loan (1 month LIBOR + 4.250%)	5.313	03-31-28	2,587,300	2,509,681
Professional services 0.1%
CoreLogic, Inc., Term Loan (1 month LIBOR + 3.500%)	4.563	06-02-28	367,155	335,947
Information technology 1.5%				7,683,382
IT services 0.3%
Virtusa Corp., 1st Lien Term Loan B (1 month LIBOR + 3.750%)	4.810	02-11-28	1,767,150	1,673,279
Software 1.2%
Avaya, Inc., Tranche B-1 Term Loan (1 month LIBOR + 4.250%)	5.125	12-15-27	1,532,410	1,135,072
Boxer Parent Company, Inc., 2021 USD Term Loan (1 month LIBOR + 3.750%)	4.810	10-02-25	1,734,492	1,661,869
Cornerstone OnDemand, Inc., 1st Lien Initial Term Loan (1 month LIBOR + 3.750%)	4.810	10-16-28	1,230,000	1,163,371
Grab Holdings, Inc., Term Loan B (3 month LIBOR + 4.500%)	5.500	01-29-26	2,233,083	2,049,791
Materials 1.6%				8,239,428
Chemicals 0.8%
Ineos US Petrochem LLC, 2026 Tranche B Dollar Term Loan (1 month LIBOR + 2.750%)	3.810	01-29-26	2,282,750	2,211,414
LSF11 Skycraper Holdco SARL, USD Facility B3 (3 month LIBOR + 3.500%)	4.506	09-29-27	2,044,427	1,952,428
Containers and packaging 0.8%
Clydesdale Acquisition Holdings, Inc., Term Loan B (1 month CME Term SOFR + 4.250%)	5.284	04-13-29	97,000	92,150
Mauser Packaging Solutions Holding Company, 2017 Term Loan B (1 month LIBOR + 3.250%)	4.050	04-03-24	2,827,661	2,714,555
Pactiv Evergreen Group Holdings, Inc., 2020 Term Loan B2 (1 month LIBOR + 3.250%)	4.310	02-05-26	1,135,625	1,079,457

Pactiv Evergreen Group Holdings, Inc., 2020 Term Loan B3 (1 month LIBOR + 3.500%)	4.560	09-24-28	199,000	189,424
18	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Collateralized mortgage obligations 5.3%				$27,147,352
(Cost $27,954,242)
Commercial and residential 3.7%				18,847,363
Angel Oak Mortgage Trust I LLC
Series 2018-3, Class A2 (A)(D)	3.751	09-25-48	16,190	16,117
Arroyo Mortgage Trust
Series 2019-1, Class A1 (A)(D)	3.805	01-25-49	160,182	156,302
BBCMS Mortgage Trust
Series 2018-TALL, Class B (1 month LIBOR + 0.971%) (A)(E)	1.846	03-15-37	250,000	234,279
BBCMS Trust
Series 2015-MSQ, Class D (A)(D)	3.990	09-15-32	175,000	174,340
Bellemeade Re, Ltd.
Series 2021-2A, Class M1A (1 month SOFR + 1.200%) (A)(E)	1.784	06-25-31	2,490,068	2,447,320
Benchmark Mortgage Trust
Series 2021-B25, Class A1	0.623	04-15-54	1,297,524	1,225,865
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A (1 month CME Term SOFR + 1.770%) (A)(E)	2.270	05-15-39	447,000	440,226
Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%) (A)(E)	2.819	05-15-39	167,000	164,500
BRAVO Residential Funding Trust
Series 2021-HE1, Class A1 (1 month SOFR + 0.750%) (A)(E)	1.334	01-25-70	1,748,717	1,731,855
BX Commercial Mortgage Trust
Series 2021-ACNT, Class A (1 month LIBOR + 0.850%) (A)(E)	1.725	11-15-38	378,000	364,655
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (A)(E)	2.625	12-15-37	99,000	96,144
Series 2019-LIFE, Class F (1 month LIBOR + 2.550%) (A)(E)	3.425	12-15-37	100,000	96,245
COLT Mortgage Loan Trust
Series 2020-2, Class A1 (A)(D)	1.853	03-25-65	94,867	93,768
Series 2020-3, Class A1 (A)(D)	1.506	04-27-65	137,128	132,303
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (A)(E)	2.475	05-15-36	423,000	413,450
KNDL Mortgage Trust
Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) (A)(E)	1.925	05-15-36	250,000	242,473
Series 2019-KNSQ, Class D (1 month LIBOR + 1.350%) (A)(E)	2.225	05-15-36	250,000	241,846
Life Mortgage Trust
Series 2021-BMR, Class C (1 month LIBOR + 1.100%) (A)(E)	1.975	03-15-38	982,970	928,527
New Residential Mortgage Loan Trust
Series 2020-1A, Class A1B (A)(D)	3.500	10-25-59	266,108	258,111
Radnor RE, Ltd.
Series 2021-1, Class M1A (1 month SOFR + 1.650%) (A)(E)	2.234	12-27-33	1,619,874	1,609,096
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	19

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
SMRT
Series 2022-MINI, Class A (1 month CME Term SOFR + 1.000%) (A)(E)	1.782	01-15-39	1,268,000	$1,223,582
Starwood Mortgage Residential Trust
Series 2020-1, Class A1 (A)(D)	2.275	02-25-50	18,212	18,161
Towd Point Mortgage Trust
Series 2018-3, Class A1 (A)(D)	3.750	05-25-58	49,805	49,161
Series 2018-4, Class A1 (A)(D)	3.000	06-25-58	121,168	117,232
Series 2021-SJ2, Class A1A (A)(D)	2.250	12-25-61	1,595,246	1,569,037
TPGI Trust
Series 2021-DGWD, Class C (1 month LIBOR + 1.150%) (A)(E)	2.020	06-15-26	2,000,000	1,903,914
VASA Trust
Series 2021-VASA, Class D (1 month LIBOR + 2.100%) (A)(E)	2.975	07-15-39	3,000,000	2,855,619
Vista Point Securitization Trust
Series 2020-1, Class A1 (A)(D)	1.763	03-25-65	43,325	43,235
U.S. Government Agency 1.6%				8,299,989
Federal Home Loan Mortgage Corp.
Series 2021-DNA2, Class M1 (1 month SOFR + 0.800%) (A)(E)	1.384	08-25-33	602,941	597,491
Series 2021-DNA6, Class M2 (1 month SOFR + 1.500%) (A)(E)	2.084	10-25-41	1,950,000	1,822,057
Series 2021-HQA1, Class M1 (1 month SOFR + 0.700%) (A)(E)	1.284	08-25-33	336,689	332,823
Series 2022-DNA1, Class M1A (1 month SOFR + 1.000%) (A)(E)	1.584	01-25-42	653,000	638,206
Series 2022-DNA2, Class M1A (1 month SOFR + 1.300%) (A)(E)	1.884	02-25-42	481,420	473,568
Series 2022-DNA2, Class M1B (1 month SOFR + 2.400%) (A)(E)	2.984	02-25-42	577,000	546,651
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%) (A)(E)	2.584	04-25-42	655,000	652,764
Series 2022-DNA4, Class M1A (1 month SOFR + 2.200%) (A)(E)	2.551	05-25-42	485,000	483,487
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%) (A)(E)	3.701	05-25-42	523,000	518,089
Series 237, Class F23 (1 month LIBOR + 0.400%) (E)	1.275	05-15-36	72,306	73,098
Series 2412, Class OF (1 month LIBOR + 0.950%) (E)	1.825	12-15-31	65,788	67,069
Series 2526, Class FV (1 month LIBOR + 0.400%) (E)	1.275	04-15-27	37,303	37,301
Series 3540, Class KF (1 month LIBOR + 1.050%) (E)	1.925	11-15-36	103,201	106,093
Series 4508, Class CF (1 month LIBOR + 0.400%) (E)	1.275	09-15-45	89,694	89,547
Series 4606, Class FB (1 month LIBOR + 0.500%) (E)	1.375	08-15-46	100,060	100,239
20	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 4620, Class LF (1 month LIBOR + 0.400%) (E)	1.275	10-15-46	73,146	$73,026
Federal National Mortgage Association
Series 2003-135, Class FL (1 month LIBOR + 0.600%) (E)	1.606	01-25-34	239,879	241,425
Series 2003-7, Class FA (1 month LIBOR + 0.750%) (E)	1.756	02-25-33	96,249	97,502
Series 2006-104, Class FG (1 month LIBOR + 0.400%) (E)	1.406	11-25-36	87,075	86,986
Series 2006-126, Class CF (1 month LIBOR + 0.300%) (E)	1.306	01-25-37	115,925	115,181
Series 2006-62, Class FP (1 month LIBOR + 0.250%) (E)	1.256	07-25-36	83,973	83,365
Series 2009-33, Class FB (1 month LIBOR + 0.820%) (E)	1.826	03-25-37	93,740	95,625
Series 2010-107, Class KF (1 month LIBOR + 0.400%) (E)	1.068	03-25-36	64,149	63,778
Series 2010-123, Class FK (1 month LIBOR + 0.450%) (E)	1.456	11-25-40	77,426	77,608
Series 2010-141, Class FB (1 month LIBOR + 0.470%) (E)	1.476	12-25-40	142,564	142,859
Series 2012-2, Class FA (1 month LIBOR + 0.500%) (E)	1.506	02-25-42	38,837	38,949
Series 2014-73, Class FA (1 month LIBOR + 0.350%) (E)	1.356	11-25-44	166,272	165,301
Series 2016-100, Class AF (1 month LIBOR + 0.500%) (E)	1.300	01-25-47	311,394	312,235

Series 2016-40, Class AF (1 month LIBOR + 0.450%) (E)	0.905	07-25-46	168,115	167,666
Asset backed securities 19.0%				$96,402,598
(Cost $101,547,863)
Asset backed securities 19.0%				96,402,598
Aimco CLO, Ltd.
Series 2020-12A, Class DR (3 month CME Term SOFR + 2.900%) (A)(E)	3.751	01-17-32	3,750,000	3,496,766
American Tower Trust
Series 2013, Class 2A (A)	3.070	03-15-48	500,000	496,633
AMMC CLO, Ltd.
Series 2017-21A, Class A (3 month LIBOR + 1.250%) (A)(E)	2.536	11-02-30	500,000	494,354
Amur Equipment Finance Receivables IX LLC
Series 2021-1A, Class D (A)	2.300	11-22-27	4,000,000	3,663,476
Amur Equipment Finance Receivables VII LLC
Series 2019-1A, Class A2 (A)	2.630	06-20-24	93,185	93,165
Applebee’s Funding LLC
Series 2019-1A, Class A2I (A)	4.194	06-05-49	697,950	685,112
Barings Middle Market CLO, Ltd.
Series 2017-1A, Class XR (3 month LIBOR + 1.250%) (A)(E)	2.313	01-20-34	3,714,286	3,666,877
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	21

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
BHG Securitization Trust
Series 2021-A, Class A (A)	1.420	11-17-33	2,010,150	$1,897,423
BRE Grand Islander Timeshare Issuer LLC
Series 2019-A, Class A (A)	3.280	09-26-33	1,660,107	1,611,544
CarMax Auto Owner Trust
Series 2021-2, Class A4	0.810	12-15-26	1,143,000	1,089,154
CARS-DB5 LP
Series 2021-1A, Class A3 (A)	1.920	08-15-51	3,512,000	3,144,979
CCG Receivables Trust
Series 2019-1, Class B (A)	3.220	09-14-26	610,000	611,584
Chase Auto Credit Linked Notes
Series 2020-1, Class C (A)	1.389	01-25-28	310,284	307,283
Series 2021-1, Class B (A)	0.875	09-25-28	1,672,133	1,633,621
Series 2021-2, Class B (A)	0.889	12-26-28	1,309,052	1,276,904
Series 2021-3, Class D (A)	1.009	02-26-29	1,136,265	1,094,852
Chesapeake Funding II LLC
Series 2020-1A, Class A1 (A)	0.870	08-15-32	124,406	123,035
CIFC Funding, Ltd.
Series 2018-2A, Class A1 (3 month LIBOR + 1.040%) (A)(E)	2.103	04-20-31	555,000	545,969
CLI Funding VI LLC
Series 2020-1A, Class A (A)	2.080	09-18-45	2,472,000	2,235,994
Crossroads Asset Trust
Series 2021-A, Class D (A)	2.520	01-20-26	322,000	305,442
Cutwater, Ltd.
Series 2014-1A, Class A2R (3 month LIBOR + 1.700%) (A)(E)	2.744	07-15-26	166,467	166,348
DLLAA LLC
Series 2021-1A, Class A3 (A)	0.670	04-17-26	5,000,000	4,801,941
Eaton Vance CLO, Ltd.
Series 2020-2A, Class CR (3 month LIBOR + 2.100%) (A)(E)	3.144	01-15-35	3,000,000	2,805,810
ECMC Group Student Loan Trust
Series 2019-1A, Class A1B (1 month LIBOR + 1.000%) (A)(E)	2.006	07-25-69	365,505	356,179
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class C (A)	3.310	03-25-30	820,691	794,363
Series 2019-A, Class A (A)	2.610	01-25-34	62,884	60,500
Encina Equipment Finance LLC
Series 2021-1A, Class C (A)	1.390	06-15-27	500,000	479,515
Exeter Automobile Receivables Trust
Series 2021-1A, Class C	0.740	01-15-26	2,116,000	2,074,491
ExteNet LLC
Series 2019-1A, Class C (A)	5.219	07-26-49	3,000,000	2,944,949
First Investors Auto Owner Trust
Series 2021-1A, Class C (A)	1.170	03-15-27	640,000	605,343
Five Guys Funding LLC
Series 2017-1A, Class A2 (A)	4.600	07-25-47	551,830	542,371
Flagship Credit Auto Trust
Series 2018-2, Class D (A)	4.230	09-16-24	730,000	733,361
22	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
FOCUS Brands Funding LLC
Series 2017-1A, Class A2IB (A)	3.857	04-30-47	2,961,039	$2,870,869
Galaxy XXVI CLO, Ltd.
Series 2018-26A, Class A (3 month LIBOR + 1.200%) (A)(E)	2.705	11-22-31	685,921	673,040
GM Financial Consumer Automobile Receivables Trust
Series 2021-2, Class A4	0.820	10-16-26	449,000	425,382
Goldentree Loan Management US CLO 6, Ltd.
Series 2019-6A, Class AR (3 month CME Term SOFR + 1.320%) (A)(E)	2.171	04-20-35	1,033,000	1,008,346
Golub Capital Partners CLO, Ltd.
Series 2019-40A, Class BR (3 month LIBOR + 1.700%) (A)(E)	2.884	01-25-32	3,000,000	2,882,100
HalseyPoint CLO III, Ltd.
Series 2020-3A, Class D1 (3 month LIBOR + 4.250%) (A)(E)	5.536	11-30-32	1,000,000	1,000,197
Hilton Grand Vacations Trust
Series 2017-AA, Class A (A)	2.660	12-26-28	891,122	877,983
Honda Auto Receivables Owner Trust
Series 2021-2, Class A3	0.330	08-15-25	1,000,000	970,196
HPEFS Equipment Trust
Series 2019-1A, Class D (A)	2.720	09-20-29	500,000	500,244
Series 2020-1A, Class C (A)	2.030	02-20-30	1,000,000	993,380
Series 2021-2A, Class D (A)	1.290	03-20-29	2,240,000	2,078,120
Hyundai Auto Receivables Trust
Series 2021-A, Class A4	0.620	05-17-27	755,000	710,928
MMAF Equipment Finance LLC
Series 2021-A, Class A3 (A)	0.560	06-13-28	2,000,000	1,885,415
Mountain View CLO, Ltd.
Series 2014-1A, Class CRR (3 month LIBOR + 2.000%) (A)(E)	3.044	10-15-26	1,560,973	1,551,004
MVW LLC
Series 2020-1A, Class D (A)	7.140	10-20-37	2,814,727	2,802,701
MVW Owner Trust
Series 2018-1A, Class A (A)	3.450	01-21-36	4,344,179	4,298,339
Navient Private Education Loan Trust
Series 2014-AA, Class A3 (1 month LIBOR + 1.600%) (A)(E)	2.475	10-15-31	249,000	246,031
Neuberger Berman CLO XX, Ltd.
Series 2015-20A, Class CRR (3 month LIBOR + 1.900%) (A)(E)	2.944	07-15-34	500,000	463,966
Oasis Securitization Funding LLC
Series 2021-1A, Class A (A)	2.579	02-15-33	528,691	524,808
Series 2021-2A, Class A (A)	2.143	10-15-33	2,220,249	2,187,227
Oxford Finance Funding LLC
Series 2020-1A, Class A2 (A)	3.101	02-15-28	1,595,032	1,585,828
OZLM XII, Ltd.
Series 2015-12A, Class BR (3 month LIBOR + 2.050%) (A)(E)	3.336	04-30-27	3,525,000	3,473,722
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	23

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Parallel, Ltd.
Series 2020-1A, Class CR (3 month LIBOR + 3.400%) (A)(E)	4.463	07-20-34	1,000,000	$955,415
Santander Bank Auto Credit Linked Notes
Series 2021-1A, Class B (A)	1.833	12-15-31	695,131	678,014
SMB Private Education Loan Trust
Series 2017-B, Class A2B (1 month LIBOR + 0.750%) (A)(E)	1.625	10-15-35	447,457	442,227
STAR Trust
Series 2021-SFR1, Class A (1 month LIBOR + 0.600%) (A)(E)	1.487	04-17-38	2,491,925	2,419,444
Stratus CLO, Ltd.
Series 2021-1A, Class B (3 month LIBOR + 1.400%) (A)(E)	1.491	12-29-29	3,000,000	2,854,719
Symphony Static CLO I, Ltd.
Series 2021-1A, Class E1 (3 month LIBOR + 5.350%) (A)(E)	6.534	10-25-29	3,000,000	2,614,461
Taco Bell Funding LLC
Series 2016-1A, Class A23 (A)	4.970	05-25-46	1,052,125	1,064,718
Tidewater Auto Receivables Trust
Series 2020-AA, Class C (A)	1.910	09-15-26	1,000,000	992,870
Towd Point HE Trust
Series 2021-HE1, Class A1 (A)(D)	0.918	02-25-63	1,119,374	1,073,708
Toyota Auto Receivables Owner Trust
Series 2022-A, Class A3	1.230	06-15-26	555,000	536,111
Triton Container Finance VIII LLC
Series 2020-1A, Class A (A)	2.110	09-20-45	2,832,500	2,561,768
Verizon Owner Trust
Series 2020-B, Class A	0.470	02-20-25	358,000	352,786
Wellfleet CLO, Ltd.
Series 2016-2A, Class A2R (3 month LIBOR + 1.580%) (A)(E)	2.643	10-20-28	500,000	489,655
Westlake Automobile Receivables Trust
Series 2019-2A, Class C (A)	2.840	07-15-24	65,010	65,014
Willis Engine Structured Trust V
Series 2020-A, Class C (A)	6.657	03-15-45	704,154	452,524

	Par value^	Value
Escrow certificates 0.0%		$252
(Cost $0)
LSC Communications, Inc. (A)(F)	400,000	252

	Yield (%)	Shares	Value
Short-term investments 0.2%			$1,042,237
(Cost $1,042,237)
Short-term funds 0.2%			1,042,237
Federated Government Obligations Fund, Institutional Class	0.6500(G)	1,042,237	1,042,237

24	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $524,832,882) 98.7%	$501,521,432
Other assets and liabilities, net 1.3%	6,801,635
Total net assets 100.0%	$508,323,067

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $259,433,906 or 51.0% of the fund’s net assets as of 5-31-22.
(B)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(C)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Non-income producing security.
(G)	The rate shown is the annualized seven-day yield as of 5-31-22.
At 5-31-22, the aggregate cost of investments for federal income tax purposes was $530,394,642. Net unrealized depreciation aggregated to $28,873,210, of which $162,013 related to gross unrealized appreciation and $29,035,223 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	25

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-22

Assets
Unaffiliated investments, at value (Cost $524,832,882)	$501,521,432
Cash	116,478
Interest receivable	3,564,288
Receivable for fund shares sold	2,578,934
Receivable for investments sold	10,265,797
Other assets	35,589
Total assets	518,082,518
Liabilities
Distributions payable	1,420,969
Payable for investments purchased	8,158,717
Payable for fund shares repurchased	65,824
Payable to affiliates
Accounting and legal services fees	24,200
Transfer agent fees	3,440
Trustees’ fees	102
Other liabilities and accrued expenses	86,199
Total liabilities	9,759,451
Net assets	$508,323,067
Net assets consist of
Paid-in capital	$540,759,739
Total distributable earnings (loss)	(32,436,672)
Net assets	$508,323,067

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($15,585,223 ÷ 1,645,807 shares)[1]	$9.47
Class C ($806,545 ÷ 85,093 shares)[1]	$9.48
Class I ($25,182,385 ÷ 2,658,915 shares)	$9.47
Class R6 ($2,221,274 ÷ 234,436 shares)	$9.47
Class NAV ($464,527,640 ÷ 49,052,131 shares)	$9.47
Maximum offering price per share
Class A (net asset value per share ÷ 97.75%)[2]	$9.69

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
26	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 5-31-22

Investment income
Interest	$12,375,335
Expenses
Investment management fees	1,165,251
Distribution and service fees	24,721
Accounting and legal services fees	79,051
Transfer agent fees	40,306
Trustees’ fees	8,547
Custodian fees	125,186
State registration fees	70,395
Printing and postage	14,959
Professional fees	91,554
Other	60,202
Total expenses	1,680,172
Less expense reductions	(49,908)
Net expenses	1,630,264
Net investment income	10,745,071
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(1,532,381)
(1,532,381)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(25,520,811)
(25,520,811)
Net realized and unrealized loss	(27,053,192)
Decrease in net assets from operations	$(16,308,121)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	27

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-22	Year ended 5-31-21
Increase (decrease) in net assets
From operations
Net investment income	$10,745,071	$5,442,541
Net realized gain (loss)	(1,532,381)	1,101,045
Change in net unrealized appreciation (depreciation)	(25,520,811)	3,691,882
Increase (decrease) in net assets resulting from operations	(16,308,121)	10,235,468
Distributions to shareholders
From earnings
Class A	(211,869)	(92,854)
Class C	(10,292)	(6,735)
Class I	(796,327)	(272,474)
Class R6	(21,835)	(10,360)
Class NAV	(15,977,044)	(7,283,377)
Total distributions	(17,017,367)	(7,665,800)
From fund share transactions	1,660,774	374,195,493
Total increase (decrease)	(31,664,714)	376,765,161
Net assets
Beginning of year	539,987,781	163,222,620
End of year	$508,323,067	$539,987,781
28	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$10.06	$9.90	$10.00
Net investment income[2]	0.16	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.48)	0.25	(0.03)
Total from investment operations	(0.32)	0.43	0.15
Less distributions
From net investment income	(0.26)	(0.27)	(0.25)
From net realized gain	(0.01)	—	—
Total distributions	(0.27)	(0.27)	(0.25)
Net asset value, end of period	$9.47	$10.06	$9.90
Total return (%)[3,4]	(3.29)	4.39	1.56[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$6	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.65	0.72	0.84[6]
Expenses including reductions	0.64	0.65	0.65[6]
Net investment income	1.60	1.80	2.03[6]
Portfolio turnover (%)	49	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	29

CLASS C SHARES Period ended	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$10.07	$9.90	$10.00
Net investment income[2]	0.08	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.47)	0.26	(0.04)
Total from investment operations	(0.39)	0.37	0.09
Less distributions
From net investment income	(0.19)	(0.20)	(0.19)
From net realized gain	(0.01)	—	—
Total distributions	(0.20)	(0.20)	(0.19)
Net asset value, end of period	$9.48	$10.07	$9.90
Total return (%)[3,4]	(3.91)	3.61	0.90[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.40	1.47	1.59[7]
Expenses including reductions	1.39	1.40	1.40[7]
Net investment income	0.84	1.07	1.47[7]
Portfolio turnover (%)	49	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
30	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$10.06	$9.90	$10.00
Net investment income[2]	0.18	0.20	0.18
Net realized and unrealized gain (loss) on investments	(0.48)	0.25	(0.01)
Total from investment operations	(0.30)	0.45	0.17
Less distributions
From net investment income	(0.28)	(0.29)	(0.27)
From net realized gain	(0.01)	—	—
Total distributions	(0.29)	(0.29)	(0.27)
Net asset value, end of period	$9.47	$10.06	$9.90
Total return (%)[3]	(3.04)	4.64	1.75[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$25	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.40	0.47	0.60[5]
Expenses including reductions	0.39	0.40	0.40[5]
Net investment income	1.82	1.99	2.04[5]
Portfolio turnover (%)	49	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	31

CLASS R6 SHARES Period ended	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$10.06	$9.90	$10.00
Net investment income[2]	0.19	0.22	0.20
Net realized and unrealized gain (loss) on investments	(0.48)	0.25	(0.01)
Total from investment operations	(0.29)	0.47	0.19
Less distributions
From net investment income	(0.29)	(0.31)	(0.29)
From net realized gain	(0.01)	—	—
Total distributions	(0.30)	(0.31)	(0.29)
Net asset value, end of period	$9.47	$10.06	$9.90
Total return (%)[3]	(2.94)	4.76	1.88[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.30	0.37	0.48[6]
Expenses including reductions	0.29	0.29	0.29[6]
Net investment income	1.97	2.18	2.32[6]
Portfolio turnover (%)	49	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
32	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$10.06	$9.90	$10.00
Net investment income[2]	0.19	0.22	0.23
Net realized and unrealized gain (loss) on investments	(0.47)	0.25	(0.04)
Total from investment operations	(0.28)	0.47	0.19
Less distributions
From net investment income	(0.30)	(0.31)	(0.29)
From net realized gain	(0.01)	—	—
Total distributions	(0.31)	(0.31)	(0.29)
Net asset value, end of period	$9.47	$10.06	$9.90
Total return (%)[3]	(2.93)	4.76	1.88[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$465	$508	$158
Ratios (as a percentage of average net assets):
Expenses before reductions	0.29	0.36	0.47[5]
Expenses including reductions	0.28	0.29	0.29[5]
Net investment income	1.94	2.18	2.69[5]
Portfolio turnover (%)	49	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	33

Notes to financial statements
Note 1—Organization
John Hancock Short Duration Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with prudent investment risk.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
34	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of May 31, 2022, by major security category or type:
	Total value at 5-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$40,104,619	—	$40,104,619	—
Corporate bonds	301,372,753	—	301,372,753	—
Municipal bonds	1,279,773	—	1,279,773	—
Term loans	34,171,848	—	34,171,848	—
Collateralized mortgage obligations	27,147,352	—	27,147,352	—
Asset backed securities	96,402,598	—	96,402,598	—
Escrow certificates	252	—	252	—
Short-term investments	1,042,237	$1,042,237	—	—
Total investments in securities	$501,521,432	$1,042,237	$500,479,195	—
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	35

Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2022 were $5,007.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
36	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2022, the fund has a short-term capital loss carryforward of $1,426,079 and a long-term capital loss carryforward of $2,350,777 available to offset future net realized capital gains. These carryforwards do not expire.
As of May 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
	May 31, 2022	May 31, 2021
Ordinary income	$16,677,087	$7,665,800
Long-term capital gains	340,280	—
Total	$17,017,367	$7,665,800
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2022, the components of distributable earnings on a tax basis consisted of $1,634,362 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to distributions payable and amortization and accretion on debt securities.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	37

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.220% of the first $250 million of the fund’s average daily net assets; and (b) 0.200% of the fund’s average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.29% of average daily net assets of the fund and expenses of Class A, Class C, Class I, and Class R6 shares exceed 0.65%, 1.40%, 0.40%, and 0.29%, respectively, of average daily net assets attributable to the class. Expenses of the fund means all expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. Expenses of Class A, Class C, Class I, and Class R6 shares means all expenses of the fund attributable to the applicable class plus class-specific expenses. Each agreement expires on September 30, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$691
Class C	47
Class I	2,409
Class	Expense reduction
Class R6	$62
Class NAV	46,699
Total	$49,908

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2022, were equivalent to a net annual effective rate of 0.20% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
38	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $19,509 for the year ended May 31, 2022. Of this amount, $2,663 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $16,846 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $250,000 or more, and redeemed within 18 months of purchase are subject to a 0.50% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2022, there were no CDSCs received by the Distributor for Class A and Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$19,470	$8,869
Class C	5,251	596
Class I	—	30,779
Class R6	—	62
Total	$24,721	$40,306
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	39

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$4,000,000	1	0.665%	$74
Note 5—Fund share transactions
Transactions in fund shares for the years ended May 31, 2022 and 2021 were as follows:
	Year Ended 5-31-22		Year Ended 5-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,621,138	$15,635,016	790,035	$7,946,103
Distributions reinvested	21,429	210,019	9,026	90,843
Repurchased	(623,283)	(6,086,370)	(247,695)	(2,493,016)
Net increase	1,019,284	$9,758,665	551,366	$5,543,930
Class C shares
Sold	102,869	$1,002,703	60,037	$605,067
Distributions reinvested	1,045	10,277	592	5,958
Repurchased	(70,747)	(699,852)	(21,829)	(219,650)
Net increase	33,167	$313,128	38,800	$391,375
Class I shares
Sold	2,808,242	$27,606,843	2,290,055	$23,026,692
Distributions reinvested	80,996	796,319	27,087	272,474
Repurchased	(2,707,864)	(26,451,782)	(258,341)	(2,598,387)
Net increase	181,374	$1,951,380	2,058,801	$20,700,779
Class R6 shares
Sold	177,303	$1,691,931	34,528	$348,039
Distributions reinvested	2,232	21,835	880	8,848
Repurchased	(560)	(5,561)	(5,000)	(50,300)
Net increase	178,975	$1,708,205	30,408	$306,587
Class NAV shares
Sold	4,919,107	$49,198,357	34,632,201	$348,473,724
Distributions reinvested	1,623,422	15,977,044	724,155	7,283,377
Repurchased	(7,955,051)	(77,246,005)	(845,618)	(8,504,279)
Net increase (decrease)	(1,412,522)	$(12,070,604)	34,510,738	$347,252,822
Total net increase	278	$1,660,774	37,190,113	$374,195,493
40	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

Affiliates of the fund owned 44% and 100% of shares of Class R6 and Class NAV, respectively, on May 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $239,067,900 and $236,379,308, respectively, for the year ended May 31, 2022. Purchases and sales of U.S. Treasury obligations aggregated $29,233,349 and $31,140,264, respectively, for the year ended May 31, 2022.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At May 31, 2022, funds within the John Hancock group of funds complex held 91.4% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	32.8%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	20.5%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	19.3%
John Hancock Funds II Multimanager 2025 Lifetime Portfolio	6.0%
John Hancock Funds II Multimanager 2020 Lifetime Portfolio	5.5%
Note 8—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	41

Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 10—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
42	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Short Duration Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Short Duration Bond Fund (one of the funds constituting John Hancock Bond Trust, hereafter collectively referred to as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers, when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	43

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $340,280 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
44	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Short Duration Bond Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	45

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
46	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	189
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	189
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	189
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	1986	189
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	189
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2008	189
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	47

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	1994	189
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	189
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	189
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	189
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
48	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	189
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	49

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
50	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA
Pranay Sonalkar
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	51

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Short Duration Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2234742	472A 5/22
7/2022

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert, effective March 25, 2022, and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2022 and 2021. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	May 31, 2022	May 31, 2021
John Hancock Government Income Fund	$51,323	$50,079
John Hancock Investment Grade Bond Fund	52,374	51,103
John Hancock High Yield Fund	77,742	75,822
John Hancock ESG Core Bond Fund	51,626	50,359
John Hancock Short Duration Bond Fund	62,729	61,193
Total	$295,794	$288,556

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	May 31, 2022	May 31, 2021
John Hancock Government Income Fund	$776	$604
John Hancock Investment Grade Bond Fund	776	604
John Hancock High Yield Fund	776	604
John Hancock ESG Core Bond Fund	776	604
John Hancock Short Duration Bond Fund	776	604
Total	$3,880	$3,020

Amounts billed to control affiliates were $119,500 and $116,000 for the fiscal years ended May 31, 2022 and 2021, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended May 31, 2022 and 2021. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	May 31, 2022	May 31, 2021
John Hancock Government Income Fund	$ 3,914	$3,837
John Hancock Investment Grade Bond Fund	3,914	3,837
John Hancock High Yield Fund	3,914	3,837
John Hancock ESG Core Bond Fund	3,914	3,837
John Hancock Short Duration Bond Fund	3,914	3,837
Total	$19,570	$19,185

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended May 31,

2022 and 2021:

Fund	May 31, 2022	May 31, 2021
John Hancock Government Income Fund	$305	$89
John Hancock Investment Grade Bond Fund	305	89
John Hancock High Yield Fund	305	89
John Hancock ESG Core Bond Fund	305	89
John Hancock Short Duration Bond Fund	305	89
Total	$1,525	$445

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre- approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended May 31, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $967,523 for the fiscal year ended May 31, 2022 and $1,161,882 for the fiscal year ended May 31, 2021.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson, effective March 25, 2022

Peter S. Burgess

William H. Cunningham

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	July 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	July 14, 2022
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	July 14, 2022